UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21852
COLUMBIA FUNDS SERIES TRUST II
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices)      (Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: July 31
Date of reporting period: July 31, 2011

Item 1. Reports to Stockholders.
Annual Report

Annual Report
and Prospectus

Columbia
Floating Rate Fund

Annual Report for the Period Ended
July 31, 2011
(Prospectus also enclosed)

Columbia Floating Rate Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	17

Statement of Assets and Liabilities	37

Statement of Operations	39

Statement of Changes in Net Assets	41

Financial Highlights	43

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	68

Federal Income Tax Information	70

Board Members and Officers	71

Proxy Voting	79

Results of Meeting of Shareholders	79

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Floating Rate Fund (the Fund) Class A shares gained 9.65% (excluding sales charge) for the 12 months ended July 31, 2011.

>	The Fund outperformed its benchmark, the unmanaged Credit Suisse Leveraged Loan Index, which rose 8.33% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2011)

Since
inception
	1 year	3 years	5 years	2/16/2006*
Columbia Floating Rate Fund Class A (excluding sales charge)	+9.65%	+5.29%	+3.40%	+3.72%

Credit Suisse Leveraged Loan Index (unmanaged)	+8.33%	+6.37%	+4.26%	+4.41%

*	Fund data is from February 16, 2006. Credit Suisse Leveraged Loan Index is from February 28, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at July 31, 2011
Since
Without sales charge	1 year	3 years	5 years	inception
Class A (inception 2/16/06)	+9.65%	+5.29%	+3.40%	+3.72%

Class B (inception 2/16/06)	+8.95%	+4.53%	+2.65%	+2.96%

Class C (inception 2/16/06)	+8.84%	+4.50%	+2.63%	+2.94%

Class I (inception 2/16/06)	+10.02%	+5.67%	+3.74%	+4.05%

Class R (inception 9/27/10)	N/A	N/A	N/A	+7.47%*

Class R4 (inception 2/16/06)	+9.62%	+5.37%	+3.57%	+3.89%

Class R5 (inception 8/1/08)	+9.98%	N/A	N/A	+5.63%

Class W (inception 12/1/06)	+9.65%	+5.20%	N/A	+3.05%

Class Z (inception 9/27/10)	N/A	N/A	N/A	+7.80%*

With sales charge
Class A (inception 2/16/06)	+6.41%	+4.21%	+2.78%	+3.14%

Class B (inception 2/16/06)	+3.95%	+3.61%	+2.32%	+2.81%

Class C (inception 2/16/06)	+7.84%	+4.50%	+2.63%	+2.94%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 3.00% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

4  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Manager Commentary

Dear Shareholder,

Columbia Floating Rate Fund (the Fund) Class A shares gained 9.65% (excluding sales charge) for the 12 months ended July 31, 2011. The Fund outperformed its benchmark, the unmanaged Credit Suisse Leveraged Loan Index (CSLL Index), which rose 8.33% during the same period.

ASSET ALLOCATION & PORTFOLIO BREAKDOWN(1) (at July 31, 2011)

Senior Loans	82.0%

Consumer Discretionary	20.9

Consumer Staples	7.3

Energy	0.5

Financials	3.5

Health Care	8.2

Industrials	8.1

Materials	8.6

Telecommunication	21.2

Utilities	3.7

Corporate Bonds & Notes	10.2

Consumer Discretionary	2.1

Consumer Staples	2.0

Energy	0.2

Health Care	0.7

Industrials	0.2

Materials	1.1

Telecommunication	3.6

Utilities	0.3

Common Stocks	2.2

Consumer Discretionary	0.6

Financials	0.0	*

Industrials	0.0	*

Information Technology	0.0	*

Materials	1.5

Telecommunication Services	0.1

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  5

Manager Commentary (continued)

ASSET ALLOCATION & PORTFOLIO BREAKDOWN(1) (at July 31, 2011) (continued)

Warrants	0.1%

Consumer Discretionary	0.0	*

Information Technology	0.1

Other(2)	5.5

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total investments. The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

Significant performance factors
The leveraged bank loan market generally performed well during the annual period, though it was, broadly speaking, a tale of two distinct time frames. The first three quarters of the annual period were quite strong for the leveraged bank loan market overall, as supported by continued improvement in both fundamentals and technicals. The rally in leveraged bank loans was also sustained during these months by strength in both the high yield corporate bond and equity markets. The situation deteriorated swiftly, however, beginning in mid-May, with the leveraged bank loan asset class actually generating a negative total return in June for the first time in more than 12 months. July 2011 remained essentially flat for the

QUALITY BREAKDOWN(1) (at July 31, 2011)

BBB rating	3.2%

BB rating	37.5

B rating	46.9

CCC rating	10.3

CC rating	0.7

C rating	0.4

Non-rated	1.0

(1)	Percentages indicated are based upon total fixed income securities (excluding Cash & Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the Moody’s rating, when available. If Moody’s doesn’t rate a bond, then the S&P rating is used. If neither Moody’s nor S&P rates a bond, then it is designated as Not Rated. Holdings of the fund other than bonds are categorized under Other.

6  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

leveraged bank loan market. The decline in the leveraged bank loan market during these last months of the annual period was driven primarily by weakness in the high yield corporate bond market and the broader capital markets, including equities. The widespread sell-off, in turn, was fueled by a general aversion to risk resulting from resurfaced sovereign debt turmoil in Europe and concerns about the U.S. debt ceiling and the ability of American politicians to reach a timely agreement. From a technicals perspective, new issuance of loans slowed dramatically beginning in June, but not enough to avert the consequent imbalance from declining demand. Although retail inflows to the leveraged bank loan asset class for 2011 were in excess of $22 billion through July 31, flows did slow dramatically and, in the very last weeks of the annual period, turned negative for the first time in more than a year. In addition, the pace of refinancing activity in the leveraged bank loan market slowed significantly during the last months of the annual period due to a cooling high yield corporate bond market, which further reduced demand.

Despite the reversal of technicals in the leveraged bank loan market during the last months of the annual period, fundamentals remained robust for issuers. Corporate earnings continued to improve meaningfully in 2011 year to date, and most importantly perhaps, the second calendar quarter showed no deterioration in earnings from the strength of the prior three quarters. In fact, for most of the issuers in the Fund’s portfolio, second calendar quarter earnings were higher than our expectations and management projections established at the beginning of 2011. Also notable from a fundamentals point of view, the lagging

In general, we believe the Fund is appropriately focused on the most attractive areas of the leveraged bank loan market from both a credit risk perspective and industry exposure point of view.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

12-month default rate for loans rated less than investment grade continued to drop, standing at less than 1% at the end of July 2011. Additionally, credit quality in the leveraged bank loan market, as measured by independent rating agencies, was stable to improving throughout the annual period, with upgrades exceeding downgrades by a healthy margin.

The Fund outperformed the CSLL Index during the annual period due to three primary factors. First and foremost was effective individual credit selection. Second was prudent industry allocation, as the Fund was generally invested more heavily in those industries whose performance exceeded that of the CSLL Index. Looking at these two factors together more specifically, the Fund’s holdings in the chemicals and media industries contributed materially to its performance during the first three quarters of the annual period, only partially offset by the pullback during the last three months as the financial markets shed some risk. Having only modest allocations to the health care and utilities industries relative to the CSLL Index also enhanced the Fund’s results, as these market segments underperformed the broader leveraged bank loan market for most of the annual period. Holdings in the packaging and retail industries generally produced neutral returns compared to the CSLL Index for the annual period as a whole, with the last fiscal quarter seeing the erosion of earlier gains.

The third factor contributing positively to the Fund’s strong relative results was effective management of its cash position in the face of a rallying market during the first three quarters of the fiscal year. Indeed, deploying cash quickly and efficiently when both inflows and refinancing activity were heavy was a material contributor to the Fund’s outperformance of the CSLL Index during the annual period overall.

Changes to the Fund’s portfolio
During the annual period, we shifted to a somewhat more defensive posture in the Fund. More specifically, we became increasingly cautious regarding investments in companies with a heavier than average dependence on international sales, particularly in Europe. Also, given the prospects for material cuts in federal spending and the persistent stress on municipal and state budgets, we reduced the Fund’s exposure during the annual period to the health care, education and defense industries as well as to certain companies reliant on infrastructure spending. Further, we

8  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

sought to avoid what we considered to be excessively highly leveraged companies, regardless of the yield they offered, given our view that they will be the ones most likely to be forced to restructure if there is a dramatic slowdown in the U.S. economy as a result of problems abroad. Finally, toward the end of the annual period, we increased the Fund’s cash balances as we actively seek opportunities both to take advantage of market dislocations in the months ahead and to seek to mitigate risk in the face of ongoing volatility anticipated in the broader capital markets.

Our future strategy
At the end of the annual period, we believed the Fund’s portfolio was well positioned for anticipated market conditions over the next few quarters, and, as such, we do not expect to make any major structural changes to holdings over the near term. In general, we believe the Fund is appropriately focused on the most attractive areas of the leveraged bank loan market from both a credit risk perspective and industry exposure point of view. We anticipate that the new issue calendar within the leveraged bank loan market may be somewhat slower for the remainder of 2011 than we had previously expected, particularly for the next few months, as underwriters reassess the market’s appetite in the wake of heightened volatility in both the equity and debt markets at the end of the annual period and in the weeks just following. This reduced supply, in combination with regular amortizations and refinancings, should allow loan prices to gradually recover from their late-period sell-off, assuming the situation in Europe does not further deteriorate materially.

Regardless of economic or market conditions, we will continue to invest in a diversified portfolio of senior secured floating rate loans and bonds, as we seek to provide a high level of current income and, as a secondary objective, preserve capital.

Lynn Hopton Portfolio Manager	Yvonne E. Stevens Portfolio Manager	Steven Staver, CPA® Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

10  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Floating Rate Fund (the Fund) Class A shares (from 2/16/06 to 7/31/11) as compared to the performance of the Credit Suisse Leveraged Loan Index. In comparing the Fund’s Class A shares to this index, you should take into account the fact that the Fund’s performance reflects a maximum sales charge of 3.00%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at July 31, 2011
				Since
				inception
	1 year	3 years	5 years	2/16/06
Columbia Floating Rate Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,641	$11,318	$11,467	$11,834

Average annual total return	+6.41%	+4.21%	+2.78%	+3.14%

Credit Suisse Leveraged Loan Index(1)
Cumulative value of $10,000	$10,833	$12,036	$12,318	$12,633

Average annual total return	+8.33%	+6.37%	+4.26%	+4.41%

Results for other share classes can be found on page 4.

12  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Columbia Floating
	Rate Fund	Credit Suisse
	Class A	First Boston
	(includes sales	Leveraged Loan
	charge) ($11,834)	Index(1) ($12,633)
2/16/06	9700	10000
4/06	9892	10122
7/06	10012	10256
10/06	10187	10451
1/07	10407	10678
4/07	10587	10868
7/07	10331	10606
10/07	10592	10885
1/08	10134	10454
4/08	10117	10505
7/08	10140	10496
10/08	8226	8673
1/09	7701	8130
4/09	8468	8897
7/09	9537	10174
10/09	10088	10813
1/10	10548	11337
4/10	10954	11768
7/10	10794	11662
10/10	11242	12027
1/11	11705	12487
4/11	11885	12647
7/11	11834	12633

(1)	The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  13

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur, depending on the share class, two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until July 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  15

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	Feb. 1, 2011	July 31, 2011	the Period(a)	Expense Ratio
Class A

Actual(b)	$1,000	$1,011.20	$5.33	1.08%

Hypothetical (5% return before expenses)	$1,000	$1,019.22	$5.35	1.08%

Class B

Actual(b)	$1,000	$1,007.40	$9.01	1.83%

Hypothetical (5% return before expenses)	$1,000	$1,015.55	$9.04	1.83%

Class C

Actual(b)	$1,000	$1,007.50	$9.01	1.83%

Hypothetical (5% return before expenses)	$1,000	$1,015.55	$9.04	1.83%

Class I

Actual(b)	$1,000	$1,012.90	$3.65	.74%

Hypothetical (5% return before expenses)	$1,000	$1,020.89	$3.67	.74%

Class R

Actual(b)	$1,000	$1,009.90	$6.55	1.33%

Hypothetical (5% return before expenses)	$1,000	$1,018.00	$6.58	1.33%

Class R4

Actual(b)	$1,000	$1,009.70	$5.13	1.04%

Hypothetical (5% return before expenses)	$1,000	$1,019.42	$5.15	1.04%

Class R5

Actual(b)	$1,000	$1,012.90	$3.90	.79%

Hypothetical (5% return before expenses)	$1,000	$1,020.65	$3.91	.79%

Class W

Actual(b)	$1,000	$1,010.20	$5.27	1.07%

Hypothetical (5% return before expenses)	$1,000	$1,019.27	$5.30	1.07%

Fund Expense Example (continued)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	Feb. 1, 2011	July 31, 2011	the Period(a)	Expense Ratio
Class Z

Actual(b)	$1,000	$1,011.30	$4.04	.82%

Hypothetical (5% return before expenses)	$1,000	$1,020.50	$4.06	.82%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended July 31, 2011: +1.12% for Class A, +0.74% for Class B, +0.75% for Class C, +1.29% for Class I, +0.99% for Class R, +0.97% for Class R4, +1.29% for Class R5, +1.02% for Class W and +1.13% for Class Z.

16  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Portfolio of Investments
Columbia Floating Rate Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans 85.1%

Aerospace & Defense 0.5%
Huntington Ingalls Industries, Inc. Term Loan(a)(b)
03/30/16	2.728%	$1,259,062	$1,249,619
Spirit Aerosystems, Inc. Tranche B2 Term Loan(a)(b)
09/30/16	3.437%	961,662	964,922
TASC, Inc. Tranche B Term Loan(a)(b)
12/18/15	4.500%	698,760	697,307

Total			2,911,848

Airlines 1.3%
Delta Air Lines, Inc. Term Loan(a)(b)
04/20/17	5.500%	3,600,000	3,552,768
U.S. Airways Group, Inc. Term Loan(a)(b)
03/21/14	2.687%	2,023,500	1,828,415
United Air Lines, Inc. Tranche B Term Loan(a)(b)
02/01/14	2.188%	2,791,178	2,664,709

Total			8,045,892

Automotive 2.4%
Allison Transmission, Inc. Term Loan(a)(b)
08/07/14	2.940%	3,003,412	2,933,342
Chrysler Group LLC Tranche B Term Loan(a)(b)
05/24/17	6.000%	2,275,000	2,212,733
Ford Motor Co. Tranche B1 Term Loan(a)(b)
12/15/13	2.940%	899,166	897,998
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b)
04/30/14	1.940%	4,220,000	4,062,425
Plastech Engineered Products, Inc. 1st Lien Term Loan(a)(b)(c)(d)
02/13/13	0.000%	237,286	35,593
Rally Parts LLC Tranche B Term Loan(a)(b)
11/29/13	7.750%	1,189,433	1,146,316
Tenneco, Inc. Tranche B Term Loan(a)(b)
06/03/16	4.996%	445,500	446,520
UCI International, Inc. Term Loan(a)(b)
07/26/17	5.500%	2,288,500	2,294,221
Veyance Technologies, Inc. Term Loan(a)(b)
07/31/14	2.690%	1,010,625	956,051
Veyance Technologies, Inc. Delayed Draw Term Loan(a)(b)
07/31/14	2.690%	144,750	136,934

Total			15,122,133

Brokerage 0.2%
Nuveen Investments, Inc.(a)(b) 1st Lien Term Loan
11/13/14	3.249%	461,160	452,103
05/13/17	5.749%	538,840	537,687

Total			989,790

Building Materials 1.5%
Armstrong World Industries, Inc. Tranche B1 Term Loan(a)(b)
03/10/18	4.000%	1,521,188	1,516,244
Custom Building Products, Inc. Term Loan(a)(b)
03/19/15	5.750%	601,610	602,741
Goodman Global, Inc.(a)(b) 1st Lien Term Loan
10/28/16	5.750%	2,580,500	2,590,177
2nd Lien Term Loan
10/30/17	9.000%	850,000	869,125
Potters Holdings II LP(a)(b) 1st Lien Tranche B Term Loan
05/06/17	6.000%	3,100,000	3,084,500
2nd Lien Tranche B Term Loan
11/06/17	10.250%	775,000	790,500

Total			9,453,287

Chemicals 5.0%
Ashland, Inc. Tranche B Term Loan(a)(b)(e)
TBD	TBD	2,825,000	2,828,305

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Chemicals (cont.)
Celanese U.S. Holdings LLC(a)(b) Term Loan
04/02/14	1.686%	$2,997,874	$2,982,884
Tranche C Term Loan
10/31/16	3.246%	689,831	691,942
Cristal Inorganic Chemicals U.S., Inc. 1st Lien Term Loan(a)(b)
05/15/14	2.496%	903,229	897,810
Huntsman International LLC(a)(b) Tranche B Term Loan
04/19/14	1.718%	101,089	97,602
04/19/17	2.719%	275,625	266,529
Tranche C Term Loan
06/30/16	2.458%	1,559,422	1,515,883
ISP Chemco LLC Term Loan(a)(b)
06/04/14	1.688%	4,193,223	4,169,993
Millenium Chemicals 2nd Lien Term Loan(a)(b)
11/15/14	5.996%	1,100,000	1,089,693
Momentive Specialty Chemicals, Inc.(a)(b) Tranche C1B Term Loan
05/05/15	4.000%	1,752,331	1,731,303
Tranche C2B Term Loan
05/05/15	4.000%	777,436	768,107
Nalco Co.(a)(b) Tranche B1 Term Loan
10/05/17	4.500%	1,687,250	1,685,411
Tranche C1 Term Loan
05/13/16	1.996%	148,875	148,465
Norit Holding BV Term Loan(a)(b)(f)
07/10/17	7.500%	1,300,000	1,309,750
PQ Corp. 1st Lien Term Loan(a)(b)
07/30/14	3.495%	2,263,041	2,191,303
Rockwood Specialties Group, Inc. Term Loan(a)(b)
02/09/18	3.750%	2,450,000	2,458,624
Sabic Innovative Plastics Holding U.S. LP Tranche B Term Loan(a)(b)
08/29/14	2.687%	1,359,901	1,356,501
Solutia, Inc. Tranche 1 Term Loan(a)(b)
08/01/17	3.500%	1,959,559	1,961,401
Styron SARL Term Loan(a)(b)(f)
08/02/17	6.000%	2,686,500	2,684,969
Univar, Inc. Tranche B Term Loan(a)(b)
06/30/17	5.000%	927,013	924,482

Total			31,760,957

Construction Machinery 1.5%
Douglas Dynamics LLC Term Loan(a)(b)
04/18/18	5.750%	3,940,125	3,931,102
NACCO Materials Handling Group, Inc. Term Loan(a)(b)
03/21/13	2.059%	2,795,144	2,739,241
Terex Corp. Tranche B Term Loan(a)(b)(e)
TBD	TBD	3,050,000	3,058,906

Total			9,729,249

Consumer Cyclical Services 2.9%
Instant Web, Inc.(a)(b) Delayed Draw Term Loan
08/07/14	3.562%	145,565	134,284
Term Loan
08/07/14	3.562%	1,396,427	1,288,204
KAR Auction Services, Inc. Term Loan(a)(b)
05/19/17	5.000%	775,000	778,232
Live Nation Entertainment, Inc. Tranche B Term Loan(a)(b)
11/07/16	4.500%	2,030,578	2,029,319
Sabre, Inc. Term Loan(a)(b)
09/30/14	2.206%	11,125,745	9,950,644
ServiceMaster Co. (The)(a)(b) Delayed Draw Term Loan
07/24/14	2.690%	132,738	128,182
Letter of Credit
07/24/14	2.721%	2,075,000	1,943,590
Term Loan
07/24/14	2.705%	1,332,911	1,287,165
West Corp.(a)(b) Tranche B2 Term Loan
10/24/13	2.625%	82,903	82,438
Tranche B4 Term Loan
07/15/16	4.501%	573,620	573,712

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Consumer Cyclical Services (cont.)
Tranche B5 Term Loan
07/15/16	4.500%	$201,633	$201,665

Total			18,397,435

Consumer Products 2.3%
Affinion Group, Inc. Tranche B Term Loan(a)(b)
10/09/16	5.000%	983,155	979,163
Amscan Holdings, Inc. Term Loan(a)(b)
12/02/17	6.750%	2,679,750	2,686,449
Fender Musical Instruments Corp.(a)(b) Delayed Draw Term Loan
06/09/14	2.440%	698,527	670,062
Term Loan
06/09/14	2.440%	1,382,627	1,326,285
Jarden Corp. Tranche B Term Loan(a)(b)
03/31/18	3.246%	1,396,500	1,398,874
NBTY, Inc. Tranche B1 Term Loan(a)(b)
10/01/17	4.250%	2,761,125	2,757,370
National Bedding Co. LLC 2nd Lien Term Loan(a)(b)
02/28/14	5.313%	1,000,000	958,750
Prestige Brands, Inc. Term Loan(a)(b)
03/24/16	4.764%	607,048	607,352
Visant Corp. Tranche B Term Loan(a)(b)
12/22/16	5.250%	1,865,625	1,851,334
Weight Watchers International, Inc.(a)(b) Tranche B Term Loan
01/26/14	1.500%	330,032	327,969
Tranche D Term Loan
06/30/16	2.500%	732,373	730,235

Total			14,293,843

Diversified Manufacturing 2.6%
Acosta, Inc. Tranche B Term Loan(a)(b)
03/01/18	4.750%	3,890,250	3,871,771
Contech Construction Products, Inc. Term Loan(a)(b)
01/31/13	5.250%	2,060,552	1,688,911
GPX International Tire Corp.(a)(b)(c)(d)(g)(h) Tranche B Term Loan
03/30/12	0.000%	274,379	—
GPX International Tire Corp.(a)(b)(g)(h) PIK Term Loan
03/30/12	0.000%	4,480	—
Generac Acquisition Corp. 1st Lien Term Loan(a)(b)
11/10/13	2.737%	2,505,720	2,479,310
IMG Worldwide, Inc. Tranche B Term Loan(a)(b)
06/16/16	5.500%	3,550,000	3,536,688
N.E.W. Holdings I LLC Term Loan(a)(b)
03/23/16	6.000%	2,672,143	2,665,462
Tomkins LLC/Inc. Tranche B1 Term Loan(a)(b)(f)
09/29/16	4.250%	1,865,625	1,865,625
WireCo WorldGroup, Inc. Term Loan(a)(b)
02/10/14	5.000%	658,694	655,124

Total			16,762,891

Electric 3.5%
Calpine Corp.(a)(b) Term Loan
04/01/18	4.500%	972,562	962,594
Tranche B2 Term Loan
04/01/18	4.500%	1,475,000	1,459,881
Covanta Energy Corp.(a)(b) Letter of Credit
02/10/14	1.646%	348,453	344,097
Term Loan
02/10/14	1.754%	677,713	669,242
Dynegy Holdings, Inc. Letter of Credit(a)(b)
04/02/13	3.940%	1,163,993	1,149,932
FirstLight Power Resources, Inc.(a)(b) 2nd Lien Term Loan
05/01/14	4.750%	1,396,000	1,305,260
Tranche B 1st Lien Term Loan
11/01/13	2.750%	883,620	865,400
GenOn Energy, Inc./Americas, Inc. Term Loan(a)(b)
09/20/17	6.000%	868,437	866,944
Great Point Power LLC Term Loan(a)(b)
03/10/17	4.250%	660,589	658,112
NRG Energy, Inc. Term Loan(a)(b)
07/01/18	4.000%	3,625,000	3,625,507

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Electric (cont.)
TPF Generation Holdings LLC(a)(b) 1st Lien Synthetic Letter of Credit
12/15/13	2.246%	$226,678	$223,642
1st Lien Term Loan
12/15/13	2.246%	406,139	400,700
2nd Lien Term Loan
12/15/14	4.496%	2,525,000	2,438,721
Synthetic Revolving Term Loan
12/15/11	2.246%	70,175	69,235
Texas Competitive Electric Holdings Co. LLC Term Loan(a)(b)
10/10/14	3.686%	9,497,531	7,441,695

Total			22,480,962

Entertainment 3.3%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan(a)(b)
04/22/16	6.750%	1,930,500	1,919,863
AMC Entertainment, Inc. Tranche B2 Term Loan(a)(b)
12/15/16	3.503%	986,945	979,336
Carmike Cinemas, Inc. Term Loan(a)(b)
01/27/16	5.500%	1,514,994	1,520,205
Cedar Fair LP Tranche 1 Term Loan(a)(b)
12/15/17	4.000%	2,039,750	2,041,341
Cinemark U.S.A., Inc. Term Loan(a)(b)
04/30/16	3.469%	559,635	561,963
HIT Entertainment, Inc. 2nd Lien Term Loan(a)(b)
02/26/13	5.780%	9,167,017	8,473,807
Regal Cinemas Corp. Term Loan(a)(b)
08/23/17	3.496%	1,890,500	1,885,774
Six Flags Theme Parks, Inc. Tranche B Term Loan(a)(b)
06/30/16	5.250%	1,274,026	1,278,014
Sunshine Acquisition Ltd. Term Loan(a)(b)
06/01/12	5.523%	2,531,731	2,501,350

Total			21,161,653

Environmental 1.1%
EnviroSolutions Real Property Holdings, Inc. 2nd Lien Term Loan(a)(b)
07/29/14	8.000%	4,960,291	4,885,887
Synagro Technologies, Inc. 1st Lien Term Loan(a)(b)
04/02/14	2.190%	1,997,948	1,844,365

Total			6,730,252

Food and Beverage 5.0%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan(a)(b)
12/18/17	5.250%	696,500	696,848
Aramark Corp.(a)(b) 1st Letter of Credit
01/26/14	2.067%	66,004	64,478
2nd Letter of Credit
07/26/16	3.442%	118,894	117,780
Term Loan
01/26/14	2.121%	819,333	800,390
Tranche B Term Loan
07/26/16	3.496%	1,807,869	1,790,929
Constellation Brands, Inc. Tranche B Term Loan(a)(b)
06/05/13	1.750%	520,798	519,387
Dean Foods Co. Tranche A Term Loan(a)(b)
04/02/14	3.440%	1,478,230	1,450,513
Del Monte Foods Co. Term Loan(a)(b)
03/08/18	4.500%	1,775,000	1,767,385
Dole Food Co., Inc. Tranche B2 Term Loan(a)(b)
07/08/18	5.048%	1,055,180	1,055,707
Earthbound Holdings III LLC Term Loan(a)(b)
12/21/16	5.500%	3,507,375	3,502,991
JBS U.S.A. LLC Term Loan(a)(b)
05/25/18	4.250%	1,000,000	996,250
Michael Foods Group, Inc. Tranche B Term Loan(a)(b)
02/25/18	4.250%	1,155,067	1,152,537
Pierre Foods, Inc. 1st Lien Term Loan(a)(b)
09/30/16	7.000%	3,303,794	3,329,960
Pinnacle Foods Finance LLC Term Loan(a)(b)
04/02/14	2.686%	952,070	940,389

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Food and Beverage (cont.)
Solvest, Ltd. Tranche C2 Term Loan(a)(b)
07/08/18	5.060%	$2,620,802	$2,622,113
U.S. Foodservice, Inc. Term Loan(a)(b)
07/03/14	2.690%	3,965,586	3,759,891
WM. Bolthouse Farms, Inc.(a)(b) 1st Lien Term Loan
02/11/16	5.502%	1,636,398	1,635,890
2nd Lien Term Loan
08/11/16	9.500%	1,000,000	1,011,670
Windsor Quality Food Co., Ltd. Tranche B Term Loan(a)(b)
02/16/17	5.000%	4,508,175	4,499,745

Total			31,714,853

Gaming 3.7%
Caesars Entertainment Operating Co., Inc.(a)(b) Tranche B1 Term Loan
01/28/15	3.253%	1,000,000	899,530
Tranche B2 Term Loan
01/28/15	3.230%	3,000,000	2,698,590
Tranche B4 Term Loan
10/31/16	9.500%	1,992,157	2,075,090
Caesars Octavius LLC Tranche B Term Loan(a)(b)
04/25/17	9.250%	3,775,000	3,776,888
Cannery Casino Resorts LLC(a)(b) 1st Lien Delayed Draw Term Loan
05/17/13	4.437%	380,364	372,281
1st Lien Term Loan
05/17/13	4.437%	459,927	450,154
2nd Lien Term Loan
05/18/14	4.437%	1,250,000	1,159,375
Golden Nugget, Inc. 2nd Lien Term Loan(a)(b)
12/31/14	3.440%	2,025,000	1,414,969
Greenwood Racing, Inc. Term Loan(a)(b)
11/28/11	2.440%	1,521,769	1,514,799
Isle of Capri Casinos, Inc. Term Loan(a)(b)
11/01/13	4.500%	1,695,750	1,701,499
Las Vegas Sands LLC(a)(b) Tranche B Term Loan
05/23/14	1.720%	3,135,246	3,018,646
11/23/16	2.720%	1,312,074	1,265,272
Tranche I Delayed Draw Term Loan
05/23/14	1.720%	110,710	106,592
11/23/16	2.720%	296,534	285,957
Twin River Worldwide Holdings, Inc. Term Loan(a)(b)
11/05/15	8.500%	1,585,596	1,585,596
VML U.S. Finance LLC Tranche B Term Loan(a)(b)
05/27/13	4.690%	1,017,909	1,015,049

Total			23,340,287

Health Care 7.7%
AMN Healthcare, Inc.(a)(b) 2nd Lien Term Loan
09/01/16	11.750%	900,000	882,000
Tranche B Term Loan
06/23/15	7.250%	671,531	666,495
Alere, Inc. Tranche B Term Loan(a)(b)
06/30/17	4.500%	1,025,000	1,021,156
Ardent Medical Services, Inc. Term Loan(a)(b)
09/15/15	6.500%	1,802,188	1,797,682
Biomet, Inc. Term Loan(a)(b)
03/25/15	3.230%	723,575	713,778
Community Health Systems, Inc.(a)(b) Delayed Draw Term Loan
07/25/14	2.504%	382,546	369,237
Term Loan
07/25/14	2.504%	7,448,723	7,189,582
01/25/17	3.754%	826,919	806,337
ConvaTec, Inc. Term Loan(a)(b)
12/22/16	5.750%	2,810,875	2,804,438
DJO Finance LLC Term Loan(a)(b)
05/20/14	3.187%	805,770	792,926
DaVita, Inc. Tranche B Term Loan(a)(b)
10/20/16	4.500%	1,890,500	1,892,863

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Health Care (cont.)
Emdeon Business Services LLC(a)(b) 1st Lien Term Loan
11/16/13	2.190%	$1,673,674	$1,664,268
2nd Lien Term Loan
05/16/14	5.190%	975,000	972,563
HCA, Inc.(a)(b) Tranche A1 Term Loan
11/16/12	1.496%	1,697,212	1,681,088
05/01/18	3.496%	8,798,659	8,597,962
Health Management Associates, Inc. Tranche B Term Loan(a)(b)
02/28/14	1.996%	1,744,768	1,701,742
MedAssets, Inc. Term Loan(a)(b)
11/16/16	5.250%	2,651,873	2,651,210
Onex Carestream Finance LP Term Loan(a)(b)
02/25/17	5.000%	4,463,812	4,136,303
Quintiles Transnational Corp. Tranche B Term Loan(a)(b)
06/08/18	5.000%	5,325,000	5,297,416
Res-Care, Inc. Tranche B Term Loan(a)(b)
12/22/16	7.250%	945,250	945,250
Select Medical Corp. Tranche B Term Loan(a)(b)
06/01/18	5.500%	1,400,000	1,368,486
Skilled Healthcare Group, Inc. Term Loan(a)(b)
04/09/16	5.250%	567,813	566,751
Vanguard Health Holding Co. II LLC Term Loan(a)(b)
01/29/16	5.000%	543,159	542,676

Total			49,062,209

Home Construction —%
Las Vegas Land Holdings LLC Term Loan(a)(b)
03/31/16	5.246%	59,549	48,533

Independent Energy 0.2%
MEG Energy Corp. Term Loan(a)(b)(f)
03/18/18	4.000%	1,050,000	1,048,908

Life Insurance 0.4%
CNO Financial Group, Inc. Tranche B1 Term Loan(a)(b)
09/30/16	6.250%	2,305,573	2,317,101

Media Cable 3.0%
Bresnan Broadband Holdings LLC Tranche B Term Loan(a)(b)
12/14/17	4.500%	870,625	869,537
Cequel Communications LLC Term Loan(a)(b)
11/05/13	2.185%	1,485,164	1,465,976
Charter Communications Operating LLC(a)(b) Tranche B1 Term Loan
03/06/14	2.190%	311,819	311,255
Tranche C Term Loan
09/06/16	3.500%	2,047,365	2,035,429
Insight Midwest Holdings LLC Tranche B Term Loan(a)(b)
04/07/14	1.962%	1,053,684	1,043,137
MCC Iowa LLC(a)(b) Tranche D1 Term Loan
01/31/15	1.910%	465,256	446,065
Tranche F Term Loan
10/23/17	4.500%	2,751,106	2,721,889
Mediacom Illinois LLC Tranche D Term Loan(a)(b)
03/31/17	5.500%	2,186,063	2,180,597
Quebecor Media Tranche B Term Loan(a)(b)(f)
01/17/13	2.249%	874,369	871,641
San Juan Cable LLC(a)(b) 2nd Lien Term Loan
06/09/18	10.000%	975,000	971,753
Tranche B 1st Lien Term Loan
06/09/17	6.000%	925,000	921,920
TWCC Holding Corp. Term Loan(a)(b)
02/11/17	4.250%	1,571,063	1,572,586
UPC Financing Partnership Tranche T Term Loan(a)(b)(f)
12/30/16	3.688%	492,146	489,070
WideOpenWest Finance LLC(a)(b) 1st Lien Term Loan
06/30/14	2.687%	1,987,237	1,912,715
Tranche A Term Loan
06/30/14	6.686%	1,250,781	1,250,781

Total			19,064,351

Media Non-Cable 12.3%
AMC Networks, Inc. Tranche B Term Loan(a)(b)
12/31/18	4.000%	1,125,000	1,123,999

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Media Non-Cable (cont.)
Advanstar Communications, Inc. 1st Lien Term Loan(a)(b)
06/02/14	2.500%	$930,761	$739,955
CMP Susquehanna Corp. Term Loan(a)(b)
05/05/13	2.188%	3,976,841	3,952,702
Cengage Learning Acquisitions, Inc. Term Loan(a)(b)
07/03/14	2.500%	2,227,875	1,956,453
Citadel Broadcasting Corp. Term Loan(a)(b)
12/30/16	4.250%	3,050,000	3,046,157
Clear Channel Communications, Inc.(a)(b) Tranche A Term Loan
07/30/14	3.587%	1,928,051	1,718,028
Tranche B Term Loan
01/29/16	3.837%	9,730,384	8,065,126
Cumulus Media Holdings, Inc. 1st Lien Term Loan(a)(b)(e)
TBD	TBD	3,100,000	3,081,059
Cumulus Media, Inc. 2nd Lien Term Loan(a)(b)(e)
TBD	TBD	3,925,000	3,929,906
Emmis Operating Co. Tranche B Term Loan(a)(b)
11/01/13	4.246%	938,936	884,947
Encompass Digital Media Tranche B Term Loan(a)(b)
02/28/16	7.750%	3,216,938	3,220,959
F & W Media, Inc. Term Loan(a)(b)
06/09/14	7.750%	977,775	875,108
GateHouse Media Operating, Inc.(a)(b) Delayed Draw Term Loan
08/28/14	2.190%	658,094	224,950
Term Loan
08/28/14	2.190%	1,763,691	602,865
08/28/14	2.440%	1,952,255	667,320
Getty Images, Inc. Term Loan(a)(b)
11/07/16	5.250%	735,517	739,562
Gray Television, Inc Tranche B Term Loan(a)(b)
12/31/14	3.690%	3,162,686	3,090,197
HMH Publishing Company Ltd. Tranche A Term Loan(a)(b)
06/12/14	5.937%	494,243	446,465
Hubbard Radio LLC(a)(b) 2nd Lien Term Loan
04/30/18	8.750%	1,000,000	1,013,750
1st Lien Term Loan
04/28/17	5.250%	1,900,000	1,909,500
Intelsat Jackson Holdings SA(a)(b)(f) Term Loan
02/01/14	2.750%	3,225,000	3,049,657
02/01/14	3.246%	1,570,408	1,494,180
Lodgenet Interactive Corp. Term Loan(a)(b)
04/04/14	6.500%	467,851	445,043
MediaNews Group, Inc. Term Loan(a)(b)
03/19/14	8.500%	110,470	108,905
National CineMedia LLC Term Loan(a)(b)
02/13/15	1.750%	663,793	646,647
Newsday LLC Term Loan(a)(b)
08/01/13	6.499%	1,450,000	1,479,913
NextMedia Operating, Inc. Term Loan(a)(b)
05/27/16	8.250%	2,935,767	2,933,330
Nielsen Finance LLC Tranche B Term Loan(a)(b)
05/02/16	3.936%	1,286,100	1,287,708
Penton Media, Inc. 1st Lien Term Loan(a)(b)
08/01/14	5.000%	533,980	413,503
Postmedia Network, Inc. Tranche C Term Loan(a)(b)(f)
07/13/16	6.250%	1,924,598	1,934,221
Quad Graphics, Inc. Tranche B Term Loan(a)(b)(e)
TBD	TBD	3,800,000	3,804,750
R.H. Donnelley, Inc. Term Loan(a)(b)
10/24/14	9.000%	465,342	299,913
Radio One, Inc. Term Loan(a)(b)
03/31/16	7.500%	4,837,875	4,840,923
Revolution Studios Distribution Co. LLC(a)(b) Tranche B Term Loan
12/21/14	3.940%	1,183,324	881,577

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Media Non-Cable (cont.)
Revolution Studios Distribution Co. LLC(a)(b)(c) 2nd Lien Term Loan
06/21/15	7.190%	$525,000	$210,000
Spanish Broadcasting System, Inc. 1st Lien Term Loan(a)(b)
06/10/12	2.000%	4,175,438	3,966,666
SuperMedia, Inc. Term Loan(a)(b)
12/31/15	11.000%	210,921	118,350
Tribune Co. Tranche B Term Loan(a)(b)(d)
06/04/14	0.000%	587,263	406,345
Univision Communications, Inc.(a)(b) 1st Lien Term Loan
03/31/17	4.437%	4,034,163	3,817,327
Term Loan
09/29/14	2.187%	1,977,401	1,886,935
Van Wagner Communications LLC(a)(b) Delayed Draw Term Loan
06/27/13	3.187%	260,196	248,053
Tranche B Term Loan
06/27/13	3.187%	366,902	349,778
Yell Group PLC Tranche B1 Term Loan(a)(b)
07/31/14	3.937%	1,236,318	422,994
Zuffa LLC(a)(b) Term Loan
06/19/15	2.250%	1,354,462	1,323,648
06/19/15	7.500%	280,997	282,228

Total			77,941,602

Metals 0.1%
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(a)(b)
05/18/14	1.937%	851,663	841,017

Non-Captive Diversified 1.2%
CIT Group, Inc. Tranche 3 Term Loan(a)(b)
08/11/15	6.250%	3,097,571	3,102,000
International Lease Finance Corp. Tranche 1 Term Loan(a)(b)
03/17/15	6.750%	3,500,000	3,502,485
iStar Financial, Inc. Tranche A2 Term Loan(a)(b)
06/30/14	7.000%	1,075,000	1,070,797

Total			7,675,282

Other Financial Institutions 0.6%
Harland Clarke Holdings Corp. Tranche B Term Loan(a)(b)
06/30/14	2.725%	2,443,113	2,231,882
Springleaf Financial Funding Co. Term Loan(a)(b)
05/10/17	5.500%	1,600,000	1,560,000

Total			3,791,882

Other Industry 0.5%
ATI Acquisition Co.(a)(b)(c) Term Loan
12/30/15	13.250%	500,000	457,500
Tranche B Term Loan
12/30/14	8.250%	714,125	664,136
Education Management LLC Tranche C Term Loan(a)(b)
06/03/13	2.000%	329,306	324,110
Rexnord LLC/RBS Global, Inc. Tranche B1 Term Loan(a)(b)
07/19/13	2.769%	525,000	519,860
Sensus U.S.A., Inc. 2nd Lien Term Loan(a)(b)
05/09/18	8.500%	1,000,000	1,009,380

Total			2,974,986

Other Utility 0.3%
BRSP LLC Term Loan(a)(b)
06/24/14	7.500%	1,923,519	1,923,519

Packaging 1.8%
Anchor Glass Container Corp. 1st Lien Term Loan(a)(b)
03/02/16	6.000%	914,530	916,816
BWay Holding Co. Tranche B Term Loan(a)(b)
02/23/18	4.503%	934,420	932,963
Berry Plastics Holding Corp. Tranche C Term Loan(a)(b)
04/03/15	2.261%	1,438,731	1,352,263
Consolidated Container Co. LLC 1st Lien Term Loan(a)(b)
03/28/14	2.438%	1,192,906	1,156,522
Graphic Packaging International, Inc. Term Loan(a)(b)
05/16/14	2.985%	832,976	830,378
ICL Industrial Containers ULC Tranche C Term Loan(a)(b)
02/23/18	4.503%	82,961	82,831

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Packaging (cont.)
Reynolds Group Holdings, Inc.(a)(b) Term Loan
02/09/18	4.250%	$1,271,813	$1,260,811
Reynolds Group Holdings, Inc.(a)(b)(e) Tranche C Term Loan
TBD	TBD	3,925,000	3,896,544
Tegrant Corp. 2nd Lien Term Loan(a)(b)
03/08/15	5.750%	850,000	731,000

Total			11,160,128

Paper 0.5%
Georgia-Pacific LLC Tranche C Term Loan(a)(b)
12/23/14	3.499%	993,370	992,506
Rock-Tenn Co. Tranche B Term Loan(a)(b)
05/28/18	3.500%	675,000	676,148
White Birch Paper Co.(a)(b)(e)(i)(j) Debtor in Possession Delayed Draw Term Loan
TBD	TBD	189,950	187,932
White Birch Paper Co.(a)(b)(j) Debtor in Possession Delayed Draw Term Loan
09/30/11	6.716%	169,553	167,753
Debtor in Possession Term Loan
09/30/11	12.000%	1,036,819	1,025,808

Total			3,050,147

Pharmaceuticals 0.8%
Catalent Pharma Solutions, Inc. Term Loan(a)(b)
04/10/14	2.437%	1,377,306	1,314,474
Endo Pharmaceuticals Holdings, Inc. Tranche A Term Loan(a)(b)(e)
TBD	TBD	2,700,000	2,670,192
Grifols, Inc. Tranche B Term Loan(a)(b)
06/01/17	6.000%	800,000	802,000
Mylan, Inc. Tranche B Term Loan(a)(b)
10/02/14	3.500%	399,221	400,470

Total			5,187,136

Property & Casualty 1.1%
Asurion LLC 2nd Lien Term Loan(a)(b)
05/24/19	9.000%	5,500,000	5,530,250
HUB International Ltd. Term Loan(a)(b)
06/13/14	6.750%	469,032	467,663
USI Holdings Corp. Tranche B Term Loan(a)(b)
05/05/14	2.690%	994,819	967,770

Total			6,965,683

Refining 0.3%
Alon USA Energy, Inc.(a)(b) Term Loan
08/05/13	2.483%	1,266,667	1,168,500
08/05/13	2.490%	158,333	146,062
Wynnewood Refining Co. Term Loan(a)(b)
11/13/14	11.750%	639,375	639,375

Total			1,953,937

REITs 0.2%
CB Richard Ellis Services, Inc. Tranche C Term Loan(a)(b)(e)(i)
TBD	TBD	1,400,000	1,381,632

Restaurants 0.2%
Buffets, Inc. 1st Lien Letter of Credit(a)(b)
04/22/15	1.215%	153,907	120,432
OSI Restaurant Partners LLC(a)(b) Term Loan
06/14/13	0.069%	77,306	74,540
06/14/14	2.500%	789,554	761,295

Total			956,267

Retailers 5.6%
Academy Ltd. Term Loan(a)(b)(e)
TBD	TBD	1,125,000	1,123,943
Bass Pro Group LLC Term Loan(a)(b)
06/13/17	5.250%	3,850,000	3,819,508
Claire’s Stores, Inc. Tranche B Term Loan(a)(b)
05/29/14	2.997%	2,633,747	2,392,601
David’s Bridal, Inc. Term Loan(a)(b)
01/31/14	2.246%	384,631	381,027
Dollar General Corp. Tranche B1 Term Loan(a)(b)
07/07/14	2.950%	2,853,696	2,852,069

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  25

Portfolio of Investments (continued)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Retailers (cont.)
General Nutrition Centers, Inc. Tranche B Term Loan(a)(b)
03/02/18	4.250%	$3,112,500	$3,100,828
J. Crew Group, Inc. Term Loan(a)(b)
03/07/18	4.750%	997,500	957,979
JRD Holdings, Inc. Term Loan(a)(b)
07/02/14	2.473%	1,241,340	1,214,192
Jo-Ann Stores, Inc. Term Loan(a)(b)
03/16/18	4.750%	2,244,375	2,199,488
Michaels Stores, Inc.(a)(b) Tranche B1 Term Loan
10/31/13	2.500%	2,822,634	2,770,895
Tranche B2 Term Loan
07/31/16	4.750%	1,425,366	1,415,902
Neiman Marcus Group, Inc. (The) Term Loan(a)(b)
05/16/18	4.750%	3,389,909	3,338,620
Orchard Supply Hardware LLC Term Loan(a)(b)
12/21/13	4.938%	1,552,500	1,251,703
Pantry, Inc. (The)(a)(b) Delayed Draw Term Loan
05/15/14	1.940%	217,983	214,894
Term Loan
05/15/14	1.940%	757,024	746,297
PetCo Animal Supplies, Inc. Term Loan(a)(b)
11/24/17	4.500%	3,019,500	3,000,628
Rite Aid Corp. Tranche 2 Term Loan(a)(b)
06/04/14	1.940%	2,500,000	2,376,950
Sally Holdings LLC Tranche B Term Loan(a)(b)
11/16/13	2.440%	1,294,661	1,291,424
Yankee Candle Co., Inc. Term Loan(a)(b)
02/06/14	2.190%	1,309,097	1,296,962

Total			35,745,910

Supermarkets 0.3%
Great Atlantic & Pacific Tea Co., Inc. (The) Debtor In Possession Term Loan(a)(b)(j)
06/14/12	8.750%	2,200,000	2,211,924

Technology 7.3%
Acxiom Corp. Tranche 2 Term Loan(a)(b)
03/15/15	3.226%	329,181	328,908
Aeroflex, Inc. Tranche B Term Loan(a)(b)
05/09/18	4.250%	1,250,000	1,244,200
Dealer Computer Services, Inc.(a)(b) Tranche A Term Loan
04/21/16	2.687%	350,000	348,492
Tranche B Term Loan
04/21/18	3.750%	975,000	975,692
Edwards (Cayman Islands II) Ltd.(a)(b)(f) 1st Lien Term Loan
05/31/16	5.500%	2,194,486	2,186,652
05/31/16	5.500%	1,567,125	1,561,530
Fidelity National Information Services, Inc. Tranche B Term Loan(a)(b)
07/18/16	5.250%	1,963,235	1,969,537
First Data Corp.(a)(b) Term Loan
03/24/18	4.187%	3,393,261	3,098,047
Tranche B1 Term Loan
09/24/14	2.937%	3,194,729	2,971,545
Tranche B2 Term Loan
09/24/14	2.937%	2,051,438	1,908,124
Flextronics International Ltd. Tranche B Term Loan(a)(b)(f)
10/01/12	2.438%	444,231	440,712
Freescale Semiconductor, Inc. Term Loan(a)(b)(f)
12/01/16	4.438%	5,288,087	5,248,374
Infor Enterprise Solutions Holdings, Inc.(a)(b) 1st Lien Delayed Draw Term Loan
07/28/15	5.940%	1,620,546	1,573,129
1st Lien Term Loan
07/28/15	5.940%	3,062,372	2,972,767
2nd Lien Term Loan
03/02/14	6.437%	600,000	522,468
Kasima LLC Term Loan(a)(b)
03/31/17	5.000%	1,795,500	1,795,500
NDS Finance Ltd. Tranche B Term Loan(a)(b)
03/12/18	4.000%	847,875	839,396
Novell, Inc. 1st Lien Term Loan(a)(b)
04/27/17	6.500%	1,000,000	997,750

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Technology (cont.)
Open Link Financial, Inc. Tranche B Term Loan(a)(b)
04/27/18	5.250%	$2,000,000	$1,992,500
Rovi Solutions Corp./Guides, Inc.(a)(b) Tranche A Term Loan
02/07/16	2.750%	525,000	523,688
Tranche B Term Loan
02/07/18	4.000%	648,375	649,185
Sensata Technology BV/Finance Co. LLC Term Loan(a)(b)
05/12/18	4.000%	1,825,000	1,819,762
Ship Luxco 3 SARL Tranche B2A Term Loan(a)(b)
11/30/17	5.250%	4,025,000	4,001,735
Spansion LLC Term Loan(a)(b)
02/09/15	4.750%	305,375	305,681
SunGard Data Systems, Inc.(a)(b) Tranche B Term Loan
02/28/14	3.685%	1,350,000	1,332,247
02/28/16	3.853%	1,498,443	1,484,208
Syniverse Holdings, Inc. Term Loan(a)(b)
12/21/17	5.250%	771,125	771,611
Trans Union LLC Term Loan(a)(b)
02/10/18	4.750%	1,197,000	1,196,258
Verint Systems, Inc. Term Loan(a)(b)
10/27/17	4.500%	1,000,000	998,330

Total			46,058,028

Textile 0.5%
Levi Strauss & Co. Term Loan(a)(b)
03/27/14	2.437%	2,202,000	2,141,445
Springs Window Fashions LLC Tranche B Term Loan(a)(b)
05/31/17	6.000%	1,300,000	1,281,709

Total			3,423,154

Transportation Services 1.0%
Hertz Corp. (The)(a)(b) Letter of Credit
03/11/18	3.750%	2,825,000	2,761,437
Tranche B Term Loan
03/11/18	3.750%	3,491,250	3,480,113

Total			6,241,550

Wireless 1.4%
Crown Castle Operating Co. Tranche B Term Loan(a)(b)
03/06/14	1.687%	1,208,965	1,196,041
Hawaiian Telcom Communications, Inc. Term Loan(a)(b)
10/28/15	9.000%	451,816	463,030
MetroPCS Wireless, Inc.(a)(b) Tranche B2 Term Loan
11/03/16	4.050%	944,935	943,282
Tranche B3 Term Loan
03/19/18	3.952%	2,791,623	2,785,648
Ntelos, Inc. Tranche B Term Loan(a)(b)
08/07/15	4.000%	2,406,487	2,396,957
Telesat Canada(a)(b)(f) Tranche I Term Loan
10/31/14	3.190%	989,405	977,038
Tranche II Term Loan
10/31/14	3.190%	84,988	83,926

Total			8,845,922

Wirelines 1.0%
Alaska Communications Systems Holdings, Inc. Term Loan(a)(b)
10/21/16	5.500%	1,840,750	1,842,057
Integra Telecom Holdings, Inc. Term Loan(a)(b)
04/15/15	9.250%	915,750	914,834
TW Telcom Holdings, Inc. Tranche B2 Term Loan(a)(b)
12/30/16	3.440%	1,056,193	1,054,652
Windstream Corp. Tranche B2 Term Loan(a)(b)
12/17/15	2.987%	2,661,456	2,661,083

Total			6,472,626

Total Senior Loans
(Cost: $543,703,576)			$539,238,766

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  27

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes 10.5%

Chemicals 0.5%
Hexion U.S. Finance Corp./Nova Scotia ULC Secured
11/15/20	9.000%	$545,000	$564,075
Hexion U.S. Finance Corp./Nova Scotia ULC(a) Secured
11/15/14	4.761%	2,000,000	1,870,000
Momentive Performance Materials, Inc. Secured
01/15/21	9.000%	905,000	932,150

Total			3,366,225

Consumer Products 0.3%
Sealy Mattress Co.
06/15/14	8.250%	2,000,000	2,010,000

Electric 0.3%
NRG Energy, Inc.(k)
01/15/18	7.625%	1,000,000	1,017,500
Texas Competitive Electric Holdings Co. LLC/Finance, Inc. Senior Secured(k)
10/01/20	11.500%	1,205,000	1,102,575

Total			2,120,075

Entertainment 0.6%
AMC Entertainment, Inc.(k)
12/01/20	9.750%	1,565,000	1,596,300
NAI Entertainment Holdings LLC Senior Secured(k)
12/15/17	8.250%	713,000	770,931
Regal Entertainment Group
08/15/18	9.125%	1,195,000	1,260,725

Total			3,627,956

Food and Beverage 1.1%
ARAMARK Holdings Corp. Senior Notes PIK(k)
05/01/16	8.625%	2,000,000	2,060,000
Dean Foods Co. Senior Notes(k)
12/15/18	9.750%	3,000,000	3,210,000
Pilgrim’s Pride Corp.(k)
12/15/18	7.875%	2,000,000	1,780,000

Total			7,050,000

Gaming 0.5%
Boyd Gaming Corp. Senior Notes(k)
12/01/18	9.125%	1,000,000	1,040,000
Tunica-Biloxi Gaming Authority Senior Unsecured(k)
11/15/15	9.000%	2,105,000	2,162,888

Total			3,202,888

Health Care 0.7%
CHS/Community Health Systems, Inc.
07/15/15	8.875%	2,000,000	2,067,500
LifeCare Holdings, Inc.
08/15/13	9.250%	1,000,000	825,000
Select Medical Holdings Corp. Senior Unsecured(a)
09/15/15	6.211%	2,000,000	1,912,500

Total			4,805,000

Home Construction 0.2%
K Hovnanian Enterprises, Inc.
10/15/15	11.875%	1,760,000	1,130,800

Media Cable 0.2%
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(k)
11/15/17	8.625%	1,120,000	1,191,400

Media Non-Cable 2.3%
American Media, Inc. Senior Secured(k)
12/15/17	11.500%	4,742,000	5,085,795
Block Communications, Inc. Senior Notes(k)
12/15/15	8.250%	2,000,000	2,045,000
Cenveo Corp.
12/01/13	7.875%	2,000,000	1,905,000
Clear Channel Communications, Inc. Senior Unsecured
01/15/13	5.750%	1,000,000	950,000
F & W Media, Inc.(c)
12/09/14	15.000%	468,816	260,193
Radio One, Inc. PIK(k)
05/11/16	15.000%	2,086,411	2,107,275
Salem Communications Corp. Secured
12/15/16	9.625%	2,000,000	2,120,000

Total			14,473,263

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Metals 0.2%
Aleris International, Inc. Senior Unsecured(c)(h)
06/01/20	6.000%	$13,834	$13,834
Essar Steel Algoma, Inc. Senior Secured(f)(k)
03/15/15	9.375%	1,000,000	1,005,000

Total			1,018,834

Oil Field Services 0.2%
McJunkin Red Man Corp. Senior Secured(k)
12/15/16	9.500%	1,000,000	1,040,000

Other Industry 0.2%
Mueller Water Products, Inc.
09/01/20	8.750%	1,000,000	1,090,000

Packaging 0.4%
Berry Plastics Corp. Senior Secured(a)
02/15/15	4.999%	1,000,000	985,000
Reynolds Group Issuer, Inc./LLC(k)
02/15/21	8.250%	1,460,000	1,350,500

Total			2,335,500

Paper 0.1%
Verso Paper Holdings LLC/Inc. Secured(k)
02/01/19	8.750%	485,000	449,838

Retailers 0.7%
Claire’s Stores, Inc.
06/01/15	9.250%	1,066,000	1,028,690
YCC Holdings LLC/Yankee Finance, Inc. Senior Unsecured PIK(k)
02/15/16	10.250%	2,000,000	2,020,000
Yankee Candle Co., Inc.
02/15/15	8.500%	1,500,000	1,552,500

Total			4,601,190

Supermarkets 0.3%
SUPERVALU, Inc. Senior Unsecured
05/01/16	8.000%	2,000,000	2,065,000

Technology 0.6%
Buccaneer Merger Sub, Inc. Senior Notes(k)
01/15/19	9.125%	835,000	872,575
First Data Corp.
09/24/15	9.875%	1,000,000	1,015,000
SunGard Data Systems, Inc.
08/15/15	10.250%	2,000,000	2,075,000

Total			3,962,575

Tobacco 0.3%
Alliance One International, Inc. Senior Unsecured
07/15/16	10.000%	2,000,000	1,920,000

Wirelines 0.8%
Cincinnati Bell, Inc.
10/15/20	8.375%	1,000,000	1,010,000
Level 3 Financing, Inc.
11/01/14	9.250%	2,291,000	2,355,434
PAETEC Holding Corp.
07/15/15	9.500%	2,000,000	2,085,000

Total			5,450,434

Total Corporate Bonds & Notes
(Cost: $67,237,648)			$66,910,978

Issuer	Shares	Value

Common Stocks 2.3%

CONSUMER DISCRETIONARY 0.6%

Auto Components 0.1%
Delphi Automotive LLP(l)	12	$280,471
Mark IV Industries, Inc.	667	37,352
Metaldyne Corp. LLC	1,014	405,600
Plastech Engineered Products, Inc. B Units(c)(g)(h)	6,657	—
Plastech Engineered Products, Inc. C Units(c)(g)(h)	8,198	—

Total		723,423

Hotels, Restaurants & Leisure —%
Buffets Restaurants Holdings, Inc.(l)	28,786	145,369

Household Durables —%
Rhodes Companies LLC (The)	109,053	32,716

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  29

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

CONSUMER DISCRETIONARY (CONT.)
Media 0.5%
F & W Media, Inc.	4,165	$2,603
MediaNews Group, Inc.	10,512	315,360
MGM Holdings II, Inc.	68,207	1,521,869
Reader’s Digest Association, Inc.	26,729	837,500
Star Tribune Co. (The)	471	14,523
SuperMedia, Inc.(l)	1,126	4,110

Total		2,695,965

TOTAL CONSUMER DISCRETIONARY		3,597,473

FINANCIALS —%

Diversified Financial Services —%
Education Media, Inc. Unit(l)	29,515	128,759

TOTAL FINANCIALS		128,759

INDUSTRIALS —%

Industrial Conglomerates —%
Contech Construction Products, Inc.(l)	277,761	13,888

TOTAL INDUSTRIALS		13,888

INFORMATION TECHNOLOGY —%

IT Services —%
Advanstar Communications, Inc.(l)	18,596	195,258

TOTAL INFORMATION TECHNOLOGY		195,258

MATERIALS 1.6%

Chemicals 1.4%
LyondellBasell Industries NV, Class A(f)	231,857	9,149,077

Metals & Mining 0.2%
Aleris International, Inc.	16,009	920,518

TOTAL MATERIALS		10,069,595

TELECOMMUNICATION SERVICES 0.1%

Diversified Telecommunication Services 0.1%
Hawaiian Telcom Holdco, Inc.(l)	15,044	361,507

TOTAL TELECOMMUNICATION SERVICES		361,507

Total Common Stocks
(Cost: $17,215,621)		$14,366,480

Warrants 0.2%

CONSUMER DISCRETIONARY —%

Media —%
Cumulus Media, Inc., Class A(c)(l)	2,817	$7,862
F & W Media, Inc.(c)(l)	1,805	1,128
Star Tribune Co. (The)(c)(l)	2,617	80,691

Total		89,681

TOTAL CONSUMER DISCRETIONARY		89,681

INFORMATION TECHNOLOGY 0.2%

Communications Equipment 0.2%
Citadel Broadcasting Corp., Class B(c)(l)	27,602	943,988

TOTAL INFORMATION TECHNOLOGY		943,988

Total Warrants
(Cost: $2,615,156)		$1,033,669

Money Market Fund 5.7%

Columbia Short-Term Cash Fund, 0.162%(m)(n)	36,396,720	$36,396,720

Total Money Market Fund
(Cost: $36,396,720)		$36,396,720

Total Investments
(Cost: $667,168,721)		$657,946,613
Other Assets & Liabilities, Net		(24,231,001)

Net Assets		$633,715,612

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2011.

(b)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2011 was $2,674,925, representing 0.42% of net assets. Information concerning such security holdings at July 31, 2011 was as follows:

	Acquisition
Security Description	Dates	Cost
Aleris International, Inc.
Senior Unsecured
6.000% 06/01/20	06/29/10	$—
ATI Acquisition Co. Term Loan 13.250% 12/30/15	12/23/09	492,606
ATI Acquisition Co. Tranche B Term Loan 8.250% 12/30/14	12/23/09	694,437
Citadel Broadcasting Corp., Class B	07/06/09 – 01/08/10	442,439
Cumulus Media, Inc., Class A	11/05/09	—
F & W Media, Inc.	03/27/07	393,022
F & W Media, Inc. 15.000% 12/09/14	09/14/06 – 07/07/11	466,447
GPX International Tire Corp. Tranche B Term Loan 0.000% 03/30/12	04/11/06 – 06/04/10	264,278
Revolution Studios Distribution Co. LLC 2nd Lien Term Loan 7.190% 06/21/15	12/21/06	519,750
Star Tribune Co. (The)	03/09/07	1,779,696
Plastech Engineered Products, Inc.
1st Lien Term Loan
0.000% 02/13/13	02/14/07 – 05/26/09	102,045
Plastech Engineered Products, Inc. B Units	06/29/09	—
Plastech Engineered Products, Inc. C Units	06/29/09	—

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2011, the value of these securities amounted to $441,938, which represents 0.07% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  31

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(e)	Represents a senior loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(f)	Represents a foreign security. At July 31, 2011, the value of foreign securities, excluding short-term securities, represented 5.59% of net assets.

(g)	Negligible market value.

(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2011, the value of these securities amounted to $13,834, which represents less than 0.01% of net assets.

(i)	At July 31, 2011, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Unfunded
Borrower	Commitment
CB Richard Ellis Services, Inc.	$1,400,000
White Birch Paper Co.	189,656

Total	$1,589,656

(j)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(k)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $31,907,577 or 5.03% of net assets.

(l)	Non-income producing.

(m)	Investments in affiliates during the year ended July 31, 2011:

			Sales Cost/			Dividends or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$9,290,381	$369,106,751	$(342,000,412)	$—	$36,396,720	$89,657	$36,396,720

(n)	The rate shown is the seven-day current annualized yield at July 31, 2011.
Abbreviation Legend

PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  33

Portfolio of Investments (continued)

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Senior Loans
Automotive	$—	$13,940,224	$1,181,909	$15,122,133
Building Materials	—	5,578,287	3,875,000	9,453,287
Chemicals	—	27,421,572	4,339,385	31,760,957
Construction Machinery	—	6,990,008	2,739,241	9,729,249
Consumer Products	—	13,314,680	979,163	14,293,843
Electric	—	21,822,850	658,112	22,480,962
Food and Beverage	—	30,718,603	996,250	31,714,853
Health Care	—	46,811,723	2,250,486	49,062,209
Home Construction	—	—	48,533	48,533
Media Non-Cable	—	70,585,878	7,355,724	77,941,602
Other Industry		1,853,350	1,121,636	2,974,986
Other Utility	—	—	1,923,519	1,923,519
Packaging		10,429,128	731,000	11,160,128
Refining	—	1,314,562	639,375	1,953,937
Retailers	—	34,784,719	961,191	35,745,910
Technology	—	40,875,381	5,182,647	46,058,028
All Other Industries	—	177,814,630	—	177,814,630

Total Senior Loans	—	504,255,595	34,983,171	539,238,766

Bonds
Corporate Bonds & Notes
Media Non-Cable	—	14,213,070	260,193	14,473,263
Metals	—	1,005,000	13,834	1,018,834
All Other Industries	—	51,418,881	—	51,418,881

Total Bonds	—	66,636,951	274,027	66,910,978

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

	Fair value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$4,110	$2,691,714	$901,649	$3,597,473
Financials	—	—	128,759	128,759
Industrials	—	—	13,888	13,888
Information Technology	—	—	195,258	195,258
Materials	9,149,077	—	920,518	10,069,595
Telecommunication Services	361,507	—	—	361,507
Warrants
Consumer Discretionary	—	88,553	1,128	89,681
Information Technology	—	943,988	—	943,988

Total Equity Securities	9,514,694	3,724,255	2,161,200	15,400,149

Other
Affiliated Money Market Fund(c)	36,396,720	—	—	36,396,720

Total Other	36,396,720	—	—	36,396,720

Total	$45,911,414	$574,616,801	$37,418,398	$657,946,613

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain common stocks and warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure.

Certain corporate bonds and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  35

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Corporate
	Senior	Bonds &	Common
	Loans	Notes	Stocks	Warrants	Total
Balance as of July 31, 2010	$30,253,197	$15,726	$1,400,223	$797,858	$32,467,004
Accrued discounts/premiums	85,642	(3,639)	—	—	82,003
Realized gain (loss)	80,469	1,561	—	—	82,030
Change in unrealized appreciation (depreciation)*	629,783	41,707	605,995	226	1,277,711
Sales	(21,095,694)	(2,462)	—	—	(21,098,156)
Purchases	17,663,716	30,067	—	—	17,693,783
Transfers into Level 3	12,367,519	191,067	162,332	—	12,720,918
Transfers out of Level 3	(5,001,461)	—	(8,478)	(796,956)	(5,806,895)

Balance as of July 31, 2011	$34,983,171	$274,027	$2,160,072	$1,128	$37,418,398

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

*	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2011 was $1,552,497, which was comprised of Senior Loans of $903,547, Corporate Bonds & Notes of $42,729, Common Stocks of $605,995 and Warrants of $226.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value
Unaffiliated issuers (identified cost $630,772,001)	$621,549,893
Affiliated issuers (identified cost $36,396,720)	36,396,720

Total investments (identified cost $667,168,721)	657,946,613
Cash	821,320
Receivable for:
Capital shares sold	3,084,923
Investments sold	4,414,087
Dividends	3,897
Interest	2,829,417

Total assets	669,100,257

Liabilities
Payable for:
Investments purchased	4,393,434
Investments purchased on a delayed delivery basis	25,821,388
Capital shares purchased	2,553,534
Dividend distributions to shareholders	2,392,917
Investment management fees	10,069
Distribution fees	4,624
Administration fees	1,197
Other expenses	207,482

Total liabilities	35,384,645

Net assets applicable to outstanding capital stock	$633,715,612

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  37

Statement of Assets and Liabilities (continued)
July 31, 2011

Represented by
Paid-in capital	$708,464,419
Undistributed net investment income	1,131,549
Accumulated net realized loss	(66,658,248)
Unrealized appreciation (depreciation) on:
Investments	(9,222,108)

Total — representing net assets applicable to outstanding capital stock	$633,715,612

Net assets applicable to outstanding shares
Class A	$419,157,333
Class B	$11,336,721
Class C	$52,577,565
Class I	$82,843,774
Class R	$95,574
Class R4	$136,815
Class R5	$4,999
Class W	$4,454
Class Z	$67,558,377
Shares outstanding
Class A	46,783,170
Class B	1,264,522
Class C	5,867,687
Class I	9,249,732
Class R	10,660
Class R4	15,250
Class R5	556
Class W	497
Class Z	7,547,276
Net asset value per share
Class A(a)	$8.96
Class B	$8.97
Class C	$8.96
Class I	$8.96
Class R	$8.97
Class R4	$8.97
Class R5	$8.99
Class W	$8.96
Class Z	$8.95

(a)	The maximum offering price per share for Class A is $9.24. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Dividends	$383,273
Interest	28,484,497
Dividends from affiliates	89,657
Foreign taxes withheld	(3,478)

Total income	28,953,949

Expenses:
Investment management fees	3,094,169
Distribution fees
Class A	883,275
Class B	118,867
Class C	355,882
Class R	250
Class W	11
Transfer agent fees
Class A	337,339
Class B	11,193
Class C	32,792
Class R	45
Class R4	104
Class R5	3
Class W	4
Class Z	15,872
Administration fees	353,645
Plan administration fees
Class R4	498
Compensation of board members	11,028
Custodian fees	93,244
Printing and postage fees	55,705
Registration fees	191,820
Professional fees	46,904
Other	17,657

Total expenses	5,620,307
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(112,421)

Total net expenses	5,507,886

Net investment income	23,446,063

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  39

Statement of Operations (continued)
Year ended July 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$3,986,972

Net realized gain	3,986,972
Net change in unrealized appreciation (depreciation) on:
Investments	12,260,871

Net change in unrealized appreciation	12,260,871

Net realized and unrealized gain	16,247,843

Net increase in net assets resulting from operations	$39,693,906

The accompanying Notes to Financial Statements are an integral part of this statement.

40  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended July 31,	2011(a)	2010
Operations
Net investment income	$23,446,063	$19,616,182
Net realized gain	3,986,972	2,082,942
Net change in unrealized appreciation	12,260,871	29,013,579

Net increase in net assets resulting from operations	39,693,906	50,712,703

Distributions to shareholders from:
Net investment income
Class A	(15,370,978)	(13,248,130)
Class B	(432,652)	(549,203)
Class C	(1,291,033)	(728,419)
Class I	(4,343,025)	(5,842,426)
Class R	(1,981)	—
Class R4	(9,034)	(7,820)
Class R5	(229)	(248)
Class W	(198)	(204)
Class Z	(846,996)	—

Total distributions to shareholders	(22,296,126)	(20,376,450)

Increase (decrease) in net assets from share transactions	256,838,085	(80,802,214)

Total increase (decrease) in net assets	274,235,865	(50,465,961)
Net assets at beginning of year	359,479,747	409,945,708

Net assets at end of year	$633,715,612	$359,479,747

Undistributed (excess of distributions over) net investment income	$1,131,549	$(591,141)

(a)	Class R and Class Z Shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  41

Statement of Changes in Net Assets (continued)

	2011(a)		2010
Year ended July 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	45,201,076	405,555,318	12,854,192	109,646,184
Conversions from Class B	403,155	3,620,138	385,351	3,291,323
Distributions reinvested	1,267,982	11,336,834	1,353,092	11,409,322
Redemptions	(26,572,155)	(239,242,894)	(21,852,565)	(186,043,003)

Net increase (decrease)	20,300,058	181,269,396	(7,259,930)	(61,696,174)

Class B shares
Subscriptions	773,535	6,943,250	421,453	3,595,676
Distributions reinvested	43,075	384,351	55,994	472,208
Conversions to Class A	(403,151)	(3,620,138)	(385,351)	(3,291,323)
Redemptions	(310,876)	(2,757,801)	(663,125)	(5,547,380)

Net increase (decrease)	102,583	949,662	(571,029)	(4,770,819)

Class C shares
Subscriptions	4,393,170	39,468,079	1,260,461	10,788,162
Distributions reinvested	106,476	952,782	61,398	518,525
Redemptions	(1,115,211)	(9,974,157)	(820,329)	(6,917,247)

Net increase	3,384,435	30,446,704	501,530	4,389,440

Class I shares
Subscriptions	1,204,569	10,825,981	630,223	5,295,568
Distributions reinvested	500,862	4,448,618	692,386	5,837,199
Redemptions	(4,401,300)	(39,520,032)	(3,585,963)	(29,914,660)

Net decrease	(2,695,869)	(24,245,433)	(2,263,354)	(18,781,893)

Class R shares
Subscriptions	10,450	94,198	—	—
Distributions reinvested	210	1,900	—	—

Net increase	10,660	96,098	—	—

Class R4 shares
Subscriptions	4,921	42,501	12,313	105,127
Distributions reinvested	963	8,583	850	7,228
Redemptions	(11,446)	(103,559)	(6,510)	(55,123)

Net increase (decrease)	(5,562)	(52,475)	6,653	57,232

Class W shares
Subscriptions	51	460	—	—
Redemptions	(51)	(468)	—	—

Net decrease	—	(8)	—	—

Class Z shares
Subscriptions	9,079,170	82,182,384	—	—
Distributions reinvested	88,228	793,926	—	—
Redemptions	(1,620,122)	(14,602,169)	—	—

Net increase	7,547,276	68,374,141	—	—

Total net increase (decrease)	28,643,581	256,838,085	(9,586,130)	(80,802,214)

(a)	Class R and Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

42  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.97	$9.70	$10.05

Income from investment operations:
Net investment income	0.41	0.41	0.42	0.58	0.67
Net realized and unrealized gain (loss) on investments	0.41	0.62	(1.02)	(0.75)	(0.35)

Total from investment operations	0.82	1.03	(0.60)	(0.17)	0.32

Less distributions to shareholders from:
Net investment income	(0.40)	(0.42)	(0.44)	(0.56)	(0.66)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.40)	(0.42)	(0.44)	(0.56)	(0.67)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.97	$9.70

Total return	9.65%	13.18%	(5.95% )	(1.85% )	3.18%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.10%	1.13%	1.13%	1.09%	1.07%

Net expenses after fees waived or expenses reimbursed(b)	1.08%	1.08%	1.01%	1.06%	1.03%

Net investment income	4.59%	4.82%	5.72%	6.19%	6.63%

Supplemental data
Net assets, end of period (in thousands)	$419,157	$226,172	$267,669	$261,075	$426,099

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  43

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$8.54	$7.94	$8.97	$9.70	$10.05

Income from investment operations:
Net investment income	0.34	0.34	0.37	0.52	0.59
Net realized and unrealized gain (loss) on investments	0.42	0.62	(1.02)	(0.76)	(0.35)

Total from investment operations	0.76	0.96	(0.65)	(0.24)	0.24

Less distributions to shareholders from:
Net investment income	(0.33)	(0.36)	(0.38)	(0.49)	(0.58)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.33)	(0.36)	(0.38)	(0.49)	(0.59)

Net asset value, end of period	$8.97	$8.54	$7.94	$8.97	$9.70

Total return	8.95%	12.19%	(6.55% )	(2.59% )	2.41%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.90%	1.90%	1.85%	1.83%

Net expenses after fees waived or expenses reimbursed(b)	1.83%	1.84%	1.77%	1.82%	1.79%

Net investment income	3.86%	4.02%	5.08%	5.52%	5.89%

Supplemental data
Net assets, end of period (in thousands)	$11,337	$9,928	$13,753	$23,137	$48,128

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

44  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.97	$9.70	$10.05

Income from investment operations:
Net investment income	0.34	0.34	0.37	0.50	0.59
Net realized and unrealized gain (loss) on investments	0.41	0.63	(1.03)	(0.74)	(0.35)

Total from investment operations	0.75	0.97	(0.66)	(0.24)	0.24

Less distributions to shareholders from:
Net investment income	(0.33)	(0.36)	(0.38)	(0.49)	(0.58)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.33)	(0.36)	(0.38)	(0.49)	(0.59)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.97	$9.70

Total return	8.84%	12.34%	(6.65% )	(2.58% )	2.40%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.89%	1.89%	1.85%	1.82%

Net expenses after fees waived or expenses reimbursed(b)	1.83%	1.83%	1.76%	1.81%	1.78%

Net investment income	3.83%	4.01%	5.05%	5.39%	5.85%

Supplemental data
Net assets, end of period (in thousands)	$52,578	$21,210	$15,721	$19,696	$23,743

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  45

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.96	$9.70	$10.05

Income from investment operations:
Net investment income	0.44	0.43	0.45	0.59	0.70
Net realized and unrealized gain (loss) on investments	0.41	0.63	(1.02)	(0.74)	(0.35)

Total from investment operations	0.85	1.06	(0.57)	(0.15)	0.35

Less distributions to shareholders from:
Net investment income	(0.43)	(0.45)	(0.46)	(0.59)	(0.69)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.43)	(0.45)	(0.46)	(0.59)	(0.70)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.96	$9.70

Total return	10.02%	13.55%	(5.55% )	(1.65% )	3.51%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.77%	0.79%	0.78%	0.76%	0.75%

Net expenses after fees waived or expenses reimbursed(b)	0.74%	0.75%	0.70%	0.76%	0.71%

Net investment income	5.00%	5.15%	6.18%	6.40%	6.98%

Supplemental data
Net assets, end of period (in thousands)	$82,844	$101,982	$112,681	$184,940	$186,030

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

46  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(c)
Class R
Per share data
Net asset value, beginning of period	$8.64

Income from investment operations:
Net investment income	0.32
Net realized and unrealized gain on investments	0.32

Total from investment operations	0.64

Less distributions to shareholders from:
Net investment income	(0.31)

Net asset value, end of period	$8.97

Total return	7.47%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.33%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.33%	(d)

Net investment income	4.23%	(d)

Supplemental data
Net assets, end of period (in thousands)	$96

Portfolio turnover	69%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  47

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$8.56	$7.95	$8.99	$9.70	$10.05

Income from investment operations:
Net investment income	0.42	0.40	0.44	0.61	0.67
Net realized and unrealized gain (loss) on investments	0.40	0.63	(1.03)	(0.73)	(0.33)

Total from investment operations	0.82	1.03	(0.59)	(0.12)	0.34

Less distributions to shareholders from:
Net investment income	(0.41)	(0.42)	(0.45)	(0.59)	(0.68)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.41)	(0.42)	(0.45)	(0.59)	(0.69)

Net asset value, end of period	$8.97	$8.56	$7.95	$8.99	$9.70

Total return	9.62%	13.19%	(5.71% )	(1.41% )	3.33%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.09%	1.07%	1.05%	1.02%

Net expenses after fees waived or expenses reimbursed(b)	1.04%	1.05%	0.81%	0.69%	0.90%

Net investment income	4.67%	4.75%	5.96%	6.54%	6.79%

Supplemental data
Net assets, end of period (in thousands)	$137	$178	$113	$184	$294

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

48  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008(e)
Class R5
Per share data
Net asset value, beginning of period	$8.56	$7.95	$8.98	$8.99

Income from investment operations:
Net investment income	0.44	0.43	0.45	0.01
Net realized and unrealized gain (loss) on investments	0.41	0.62	(1.03)	(0.01)

Total from investment operations	0.85	1.05	(0.58)	—

Less distributions to shareholders from:
Net investment income	(0.42)	(0.44)	(0.45)	(0.01)

Net asset value, end of period	$8.99	$8.56	$7.95	$8.98

Total return	9.98%	13.47%	(5.57% )	(0.04%	)

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.81%	0.87%	0.85%	0.75%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.79%	0.80%	0.75%	0.75%	(d)

Net investment income	4.94%	5.10%	6.11%	4.59%	(d)

Supplemental data
Net assets, end of period (in thousands)	$5	$5	$4	$5

Portfolio turnover	69%	68%	84%	43%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  49

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007(f)
Class W
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.97	$9.70	$10.06

Income from investment operations:
Net investment income	0.41	0.39	0.42	0.56	0.44
Net realized and unrealized gain on investments	0.41	0.63	(1.03)	(0.74)	(0.37)

Total from investment operations	0.82	1.02	(0.61)	(0.18)	0.07

Less distributions to shareholders from:
Net investment income	(0.40)	(0.41)	(0.43)	(0.55)	(0.42)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.40)	(0.41)	(0.43)	(0.55)	(0.43)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.97	$9.70

Total return	9.65%	13.05%	(6.07% )	(1.97% )	0.77%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.11%	1.26%	1.23%	1.20%	1.19% (d)

Net expenses after fees waived or expenses reimbursed(b)	1.09%	1.20%	1.14%	1.20%	1.15% (d)

Net investment income	4.63%	4.70%	5.71%	6.00%	6.60% (d)

Supplemental data
Net assets, end of period (in thousands)	$4	$4	$4	$4	$5

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

50  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(c)
Class Z
Per share data
Net asset value, beginning of period	$8.63

Income from investment operations:
Net investment income	0.35
Net realized and unrealized gain on investments	0.32

Total from investment operations	0.67

Less distributions to shareholders from:
Net investment income	(0.35)

Net asset value, end of period	$8.95

Total return	7.80%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.82%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.82%	(d)

Net investment income	4.76%	(d)

Supplemental data
Net assets, end of period (in thousands)	$67,558

Portfolio turnover	69%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.
(d)	Annualized.
(e)	For the period from July 24, 2008 to July 31, 2008. On July 24, 2008, the Investment Manager purchased 556 shares at $8.99 per share, which represented the initial capital in Class R5.
(f)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Bond Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Class R shares commenced operations September 27, 2010.

52  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Class R4 and Class R5 shares are not subject to sales charges; however, these classes were closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the

54  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Investments in Loans
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while

56  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  57

Notes to Financial Statements (continued)

owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. Prior to July 1, 2011 the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.61% to 0.38% as the Fund’s net assets increased. The management fee for the year ended July 31, 2011 was 0.61% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Funds.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by

58  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R4, Class R5, and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.10%
Class B	0.09
Class C	0.09
Class R	0.09
Class R4	0.05
Class R5	0.05
Class W	0.10
Class Z	0.09

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  59

Notes to Financial Statements (continued)

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $894,000 and $379,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $576,666 for Class A, $4,265 for Class B and $13,945 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010 the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through September 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.83
Class C	1.83
Class I	0.74
Class R	1.33
Class R4	1.04
Class R5	0.79
Class W	1.08
Class Z	0.83

60  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Prior to October 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.84
Class C	1.83
Class I	0.75
Class R4	1.05
Class R5	0.80
Class W	1.20

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.12%
Class B	1.87
Class C	1.87
Class I	0.80
Class R	1.37
Class R4	1.10
Class R5	0.85
Class W	1.12
Class Z	0.87

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  61

Notes to Financial Statements (continued)

by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for investments in partnerships, interest on bonds, post-October losses and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$572,753
Accumulated net realized loss	(572,753)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary Income	$22,296,126	$20,376,450

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,767,889
Undistributed accumulated long-term gain	—
Accumulated realized loss	(66,449,546)
Unrealized depreciation	(9,674,233)

At July 31, 2011, the cost of investments for federal income tax purposes was $667,374,474 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$14,335,995
Unrealized depreciation	(23,763,856)

Net unrealized depreciation	$(9,427,861)

62  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

The following capital loss carryforward, determined at July 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$1,957,317
2017	29,093,899
2018	35,398,330

Total	$66,449,546

For the year ended July 31, 2011, $1,564,846 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $582,637,640 and $337,092,143, respectively, for the year ended July 31, 2011.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  63

Notes to Financial Statements (continued)

Note 7. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I and Class W shares.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 9.  Significant Risks

Floating Rate Loan Risk
Columbia Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal

64  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  65

Notes to Financial Statements (continued)

involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

66  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Floating Rate Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

68  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Floating Rate Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  69

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	1.63%
Dividends Received Deduction for corporations	1.53%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

70  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  71

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

72  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); Former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  73

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

74  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  75

Board Members and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

76  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  77

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

78  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

Columbia Floating Rate Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1. To elect directors to the Board.*

		Dollars	Dollars		Broker
		Voted “For”	Voted “Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	2,186,379,355.290	34,892,365.544	0.00	0.00
02.	Edward J. Boudreau, Jr.	2,186,614,528.748	34,657,192.085	0.00	0.00
03.	Pamela G. Carlton	2,186,716,623.628	34,555,097.206	0.00	0.00
04.	William P. Carmichael	2,185,499,039.239	35,772,681.595	0.00	0.00
05.	Patricia M. Flynn	2,186,763,056.011	34,508,664.823	0.00	0.00
06.	William A. Hawkins	2,186,124,625.269	35,147,095.564	0.00	0.00
07.	R. Glenn Hilliard	2,185,463,523.984	35,808,196.849	0.00	0.00
08.	Stephen R. Lewis, Jr.	2,186,294,661.114	34,977,059.720	0.00	0.00
09.	John F. Maher	2,186,240,201.535	35,031,519.299	0.00	0.00
10.	John J. Nagorniak	2,186,262,362.655	35,009,358.179	0.00	0.00
11.	Catherine James Paglia	2,186,414,141.089	34,857,579.744	0.00	0.00
12.	Leroy C. Richie	2,186,068,461.396	35,203,259.438	0.00	0.00
13.	Anthony M. Santomero	2,186,304,583.210	34,967,137.624	0.00	0.00
14.	Minor M. Shaw	2,186,375,953.917	34,895,766.916	0.00	0.00
15.	Alison Taunton-Rigby	2,186,156,052.835	35,115,667.999	0.00	0.00
16.	William F. Truscott	2,186,310,038.954	34,961,681.879	0.00	0.00

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  79

Results of Meeting of Shareholders (continued)

Proposal 2. To approve the proposed amendment to the Articles of Incorporation of RiverSource Bond Series, Inc. to increase the maximum number of board members.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
2,162,628,445.133	25,906,313.878	32,736,796.413	165.410

Proposal 3. To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
274,473,536.198	5,791,622.613	7,612,508.742	122,183,513.300

Proposal 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
273,299,808.017	6,364,479.399	8,213,362.377	122,183,531.060

*	All dollars of RiverSource Bond Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

80  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Columbia Floating Rate Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6501 H (9/11)

Annual Report
and Prospectus

Columbia
Income Opportunities Fund

Annual Report for the Period Ended
July 31, 2011
(Prospectus also enclosed)

Columbia Income Opportunities Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	17

Statement of Assets and Liabilities	36

Statement of Operations	38

Statement of Changes in Net Assets	40

Financial Highlights	43

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	74

Federal Income Tax Information	76

Board Members and Officers	77

Proxy Voting	85

Results of Meeting of Shareholders	85

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Income Opportunities Fund (the Fund) Class A shares gained 12.19% (excluding sales charge) for the 12 months ended July 31, 2011.

>	The Fund closely tracked its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, which increased 12.35% for the same period.

>	The Fund modestly underperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which rose 12.79% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2011)

Since
inception
	1 year	3 years	5 years	6/19/03
Columbia Income Opportunities Fund Class A (excluding sales charge)	+12.19%	+11.29%	+8.09%	+7.85%

Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (unmanaged)	+12.35%	+11.51%	+8.40%	+8.00%

Lipper High Current Yield Bond Funds Index (unmanaged)	+12.79%	+10.07%	+7.07%	+7.47%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at July 31, 2011
Since
Without sales charge	1 year	3 years	5 years	inception
Class A (inception 6/19/03)	+12.19%	+11.29%	+8.09%	+7.85%

Class B (inception 6/19/03)	+11.35%	+10.46%	+7.30%	+7.05%

Class C (inception 6/19/03)	+11.36%	+10.46%	+7.31%	+7.05%

Class I (inception 3/4/04)	+12.59%	+11.73%	+8.53%	+7.80%

Class R (inception 9/27/10)	N/A	N/A	N/A	+9.21%*

Class R4 (inception 6/19/03)	+12.28%	+11.48%	+8.37%	+8.09%

Class W (inception 9/27/10)	N/A	N/A	N/A	+9.45%*

Class Y (inception 3/7/11)	N/A	N/A	N/A	+2.81%*

Class Z (inception 9/27/10)	N/A	N/A	N/A	+9.89%*

With sales charge
Class A (inception 6/19/03)	+6.91%	+9.49%	+7.06%	+7.20%

Class B (inception 6/19/03)	+6.35%	+9.63%	+7.01%	+7.05%

Class C (inception 6/19/03)	+10.36%	+10.46%	+7.31%	+7.05%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 4.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

4  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Manager Commentary

Dear Shareholder,

Columbia Income Opportunities Fund (the Fund) Class A shares gained 12.19% (excluding sales charge) for the 12 months ended July 31, 2011. The Fund closely tracked its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which increased 12.35%. The Fund modestly underperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which rose 12.79% during the same period.

Significant performance factors
Despite heightened volatility, the high yield corporate bond market posted strong double-digit gains for the 12 months ended July 31, 2011. Indeed, even with short-lived pullbacks, the tone in the high yield corporate bond market was positive overall. The macroeconomic picture had generally improved during the annual period, and broadly speaking, corporate earnings had bettered — in many cases coming in ahead of estimates. During the second half of the annual period, the Japanese earthquake and tsunami, European sovereign debt uncertainty, and geopolitical concerns arising from unrest in the Middle East and North Africa, along with the consequent increase in oil prices, combined to weigh on investor sentiment toward risk assets. However, the technicals of supply and demand remained generally favorable through the annual period as the

QUALITY BREAKDOWN(1) (at July 31, 2011)

BBB rating	5.0%

BB rating	44.4

B rating	47.6

CCC rating	2.5

C rating	0.3

D rating	0.0	*

Non-rated	0.2

*	Rounds to less than 0.1%.
(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by S&P. When a bond is not rated, it is designated as Not Rated.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  5

Manager Commentary (continued)

new issue market remained active and both retail and institutional fund flows were positive.

Within the high yield corporate bond market, lower quality issues outperformed higher quality issues. Broadly, yield premiums for high yield corporate bonds relative to duration-matched U.S. Treasuries tightened to finish the annual period at a spread of 582 basis points. The result was a significant total return for investors in the high yield corporate bond sector. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa. A basis point is 1/100th of a percentage point.)

TOP TEN HOLDINGS(1) (at July 31, 2011)

Ally Financial, Inc. 03/15/20 8.000%	1.9%

Sprint Nextel Corp. Senior Unsecured 08/15/17 8.375%	1.4

HCA, Inc. Senior Secured 09/15/20 7.250%	1.3

Ford Motor Credit Co. LLC Senior Unsecured 01/15/20 8.125%	1.1

CCO Holdings LLC/Capital Corp. 04/30/20 8.125%	1.0

Reynolds Group Issuer, Inc./LLC Senior Secured 08/15/19 7.875%	1.0

Clear Channel Worldwide Holdings, Inc. 12/15/17 9.250%	1.0

ING Groep NV 12/29/49 5.775%	1.0

CIT Group, Inc. Secured 05/02/17 7.000%	1.0

XM Satellite Radio, Inc. 11/01/18 7.625%	1.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

The Fund produced strong double-digit absolute gains and closely tracked the performance of the Merrill Lynch Index due primarily to effective security selection and, to a more modest degree, allocation decisions across industries. Contributing most positively to the Fund’s results were security selection within, and overweighted allocations to, the exploration and production segment of the energy sector and to the chemicals industry. A sizable allocation to the metals and mining (excluding steel) industry also proved beneficial, especially holdings in the high yield bonds of several coal companies. As the commodities and energy sectors performed well overall during the annual period, these market segments outpaced the Merrill Lynch Index broadly. Not surprisingly, each of the Fund’s best individual performers was from within these three industries. These included oil and gas exploration and production companies Anadarko Petroleum and Petrohawk Energy, coal producer Consol Energy and diversified chemical manufacturer Chemtura. Hexion U.S. Finance, a wholly-owned special purpose subsidiary of Hexion Specialty Chemicals, was also a particularly strong performer during the annual period.

Offsetting these positive contributors most was the detracting effect of an underweighted exposure to financials. Bonds issued by banks, life insurance and other financial companies comprised approximately 12.5% of the Merrill Lynch Index through most of the annual period. As the sector gained more than 15% during the 12 months ended July 31, 2011, the Fund did not fully participate in its rally. As has long been the case, the Fund was underweight financials for a couple of key reasons. First, several of the issues in this sector are hybrid securities — that is, they are not

The Fund produced strong double-digit absolute gains and closely tracked the performance of the Merrill Lynch Index due primarily to effective security selection and, to a more modest degree, to allocation decisions across industries.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

pure bonds, but rather may be converted into preferred or common stock, have their coupons deferred, feature perpetual maturity dates, or have any one of several other non-traditional characteristics. Second, the performance of financials-related bonds was highly dependent on government support. We chose to make investment decisions for the Fund based on rigorous fundamental analysis and in-depth research.

To a lesser degree, having only modest exposure to the airlines and paper and forest product industries, each of which outperformed the Merrill Lynch Index during the annual period, detracted from Fund results as well. A sizable allocation to the wireless telecommunications industry, which underperformed the Merrill Lynch Index during the annual period, also hurt. From an individual security perspective, a holding in Shingle Springs Gaming detracted most. Since this northern California-based Native American casino was constructed in 2008, it has not been able to generate the levels of cash flow originally anticipated. However, given its valuation, we continued to hold the position as we seek a more opportunistic time to sell. The Fund’s results were also somewhat muted by names it did not own that performed particularly well for the Merrill Lynch Index.

The Fund modestly underperformed its Lipper peer group primarily because the Fund does not buy bonds rated CCC by both the Moody’s and Standard & Poor’s rating agencies. During the annual period, bonds rated CCC — the riskiest issues of the high yield bond market — significantly outperformed bonds rated BB and B. Indeed, bonds rated CCC generated annual returns that were more than 400 basis points higher than that of the Merrill Lynch Index, which measures bonds rated BB and B.

Changes to the Fund’s portfolio
We shifted the Fund’s positioning as market conditions changed over the annual period. While the Fund maintained its significant exposure to bonds rated B across a wide variety of industries, we increased the Fund’s allocation to higher quality issues as we deemed a more defensive position was warranted as the annual period progressed.

Shifts in industry allocations were primarily due to bottom-up security selection decisions rather than to any significant sector or industry bets.

8  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

That said, the Fund’s exposure to metals and mining (excluding steel) grew from a position less than that of the Merrill Lynch Index to one greater than that of the Merrill Lynch Index. The Fund’s allocation to financials also increased but remained less than that of the Merrill Lynch Index. Conversely, the Fund’s position in the utility electric generation industry decreased from a neutral position compared to the Merrill Lynch Index to a lesser position. The Fund’s exposure to health care services moved from a more sizable position than the Merrill Lynch Index to a rather market-weighted one. The Fund’s allocation to the gaming industry also decreased during the annual period but remained greater than that of the Merrill Lynch Index.

At the end of the annual period, the Fund had sizable allocations compared to the Merrill Lynch Index in energy (exploration and production), automotive parts, packaging, media (primarily broadcast) and gaming. The Fund had more modest exposure than the Merrill Lynch Index to the financials, retail, real estate, paper and forest products and utilities industries at the end of the annual period.

Our future strategy
At the end of July 2011, investor concerns were running high due to recent deceleration in U.S. and global economic growth. Investors also continued to face a long list of additional uncertainties, including sovereign debt crises in Greece and other peripheral European nations, U.S. federal debt ceilings and deficits, a potential hard landing for China’s economy, continued weakness in the U.S. housing market, stubbornly high unemployment, and state and local government budgetary pressures. Even with all this, we maintained our view at the end of the annual period that the U.S. economy will stabilize and that growth will slowly improve later in 2011. However, what we expect to be uneven and below potential economic growth rates are likely to remain of concern to investors until there are positive macroeconomic indicators pointing to a reacceleration of growth. Before that happens, we believe there remains skepticism among investors regarding future corporate earnings and companies’ ability to drive top-line growth and maintain margins given inflationary pressures, despite reports of strong second quarter corporate earnings performance.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

While this backdrop is not necessarily ideal for either credit or equity markets, it is, in our view, still a reasonable environment for companies to grow earnings, albeit at a slower pace than was seen earlier this year. Our constructive view on the high yield bond asset class is further supported by the fundamental improvements companies have made in terms of balance sheet liquidity, easing of overall leverage and interest burdens and limited amortization requirements over the next several years. Importantly, we expect default rates to remain below historical averages for the next two years or so, which should add support to the high yield bond markets going forward. In addition, anticipated sluggish economic growth is likely to keep the Federal Reserve Board on the sidelines, mitigating interest rate risk. In all, given valuations in the high yield bond market at the end of the annual period, we believe investors are being compensated for lingering cross currents.

In the months ahead, we believe that bottom-up credit selection will continue to be a key driver of relative performance, as it may be increasingly important to determine which issuers and industries will be more and less impacted by macro headwinds. As always, we intend to maintain our disciplined credit selection process, based on strong fundamental analysis and rigorous risk management, as we seek to take advantage of opportunities in the marketplace. One of our competitive advantages is that our team of analysts performs in-depth research to acquire deep knowledge and insight of the industries it covers. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies.

10  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

We intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns. We sell bonds when we believe that risks outweigh a bond’s total return potential.

Brian Lavin, CFA® Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Income Opportunities Fund Class A shares (from 6/19/03 to 7/31/11) as compared to the performance of the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and Lipper High Current Yield Bond Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at July 31, 2011
				Since
				inception
	1 year	3 years	5 years	6/19/03
Columbia Income Opportunities Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,691	$13,124	$14,062	$17,587

Average annual total return	+6.91%	+9.49%	+7.05%	+7.20%

Merill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index(1)
Cumulative value of $10,000	$11,235	$13,867	$14,964	$18,678

Average annual total return	+12.35%	+11.51%	+8.40%	+8.00%

Lipper High Current Yield Bond Funds Index(2)
Cumulative value of $10,000	$11,279	$13,335	$14,070	$17,940

Average annual total return	+12.79%	+10.07%	+7.07%	+7.47%

Results for other share classes can be found on page 4.

12  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

(1)	The Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  13

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur, depending on the share class, two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until July 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Feb. 1, 2011(a)	July 31, 2011	the period(b)	expense ratio
Class A

Actual(c)	$1,000	$1,040.00	$5.05	1.01%

Hypothetical (5% return before expenses)	$1,000	$1,019.57	$5.00	1.01%

Class B

Actual(c)	$1,000	$1,037.10	$8.74	1.75%

Hypothetical (5% return before expenses)	$1,000	$1,015.94	$8.65	1.75%

Class C

Actual(c)	$1,000	$1,037.20	$8.79	1.76%

Hypothetical (5% return before expenses)	$1,000	$1,015.89	$8.70	1.76%

Class I

Actual(c)	$1,000	$1,041.80	$3.35	.67%

Hypothetical (5% return before expenses)	$1,000	$1,021.23	$3.32	.67%

Class R

Actual(c)	$1,000	$1,038.60	$6.55	1.31%

Hypothetical (5% return before expenses)	$1,000	$1,018.10	$6.48	1.31%

Class R4

Actual(c)	$1,000	$1,040.50	$4.60	.92%

Hypothetical (5% return before expenses)	$1,000	$1,020.01	$4.56	.92%

Class W

Actual(c)	$1,000	$1,040.00	$4.95	.99%

Hypothetical (5% return before expenses)	$1,000	$1,019.67	$4.90	.99%

Class Y

Actual(d)	$1,000	$1,028.10	$2.62	.66%

Hypothetical (5% return before expenses)	$1,000	$1,021.28	$3.27	.66%

Class Z

Actual(c)	$1,000	$1,042.30	$3.71	.74%

Hypothetical (5% return before expenses)	$1,000	$1,020.89	$3.67	.74%

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  15

Fund Expense Example (continued)

(a)	The beginning values for Class Y are as of March 7, 2011 (when shares commenced operations) for actual expense calculations.
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Actual expenses for Class Y are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 143/365 (to reflect the number of days in the period).
(c)	Based on the actual return for the six months ended July 31, 2011: +4.00% for Class A, +3.71% for Class B, +3.72% for Class C, +4.18% for Class I, +3.86% for Class R, +4.05% for Class R4, +4.00% for Class W and +4.23% for Class Z.
(d)	Based on the actual return for the period from March 7, 2011 (when shares commenced operations) to July 31, 2011 of +2.81% for Class Y.

16  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Portfolio of Investments
Columbia Income Opportunities Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes 95.6%

Aerospace & Defense 2.8%
ADS Tactical, Inc. Senior Secured(a)(b)
04/01/18	11.000%	$8,764,000	$9,377,480
Ducommun, Inc. Senior Notes(a)
07/15/18	9.750%	1,389,000	1,434,143
Huntington Ingalls Industries, Inc.(a)
03/15/18	6.875%	4,491,000	4,625,730
03/15/21	7.125%	6,067,000	6,264,178
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	7,229,000	7,716,957
Kratos Defense & Security Solutions, Inc.(a) Senior Secured
06/01/17	10.000%	9,400,000	10,034,500
Oshkosh Corp.
03/01/17	8.250%	2,451,000	2,647,080
03/01/20	8.500%	8,529,000	9,275,287
TransDigm, Inc.(a)
12/15/18	7.750%	4,324,000	4,605,060

Total			55,980,415

Airlines —%
Northwest Airlines, Inc.(c)
03/15/13	7.875%	2,390,800	10,280
11/15/23	7.625%	2,552,500	3,191
03/15/37	9.875%	4,278,500	18,398
02/01/49	10.000%	2,426,300	10,433
03/15/49	8.700%	260,000	1,118
06/01/49	8.875%	971,900	4,179

Total			47,599

Automotive 3.1%
Accuride Corp. Senior Secured(b)
08/01/18	9.500%	1,275,000	1,361,063
Chrysler Group LLC/Co-Issuer, Inc.(a) Senior Secured
06/15/19	8.000%	2,361,000	2,266,560
Chrysler Group LLC/Co-Issuer, Inc.(a)(b) Senior Secured
06/15/21	8.250%	5,827,000	5,586,636
Collins & Aikman Products Co. Senior Subordinated Notes(a)(c)(d)(e)(f)
08/15/12	12.875%	6,910,000	691
Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	1,640,000	1,672,800
02/15/21	6.750%	12,933,000	13,094,662
Delphi Corp.(a) Senior Notes
05/15/21	6.125%	1,812,000	1,832,385
Delphi Corp.(a)(b) Senior Notes
05/15/19	5.875%	2,718,000	2,734,988
International Automotive Components Group SL Senior Secured(a)(g)
06/01/18	9.125%	830,000	852,825
Lear Corp. Escrow Bond(c)(f)(h)
03/31/16	0.000%	1,595,000	2,393
Lear Corp.
03/15/18	7.875%	3,873,000	4,173,157
03/15/20	8.125%	12,095,000	13,244,025
TRW Automotive, Inc.(a)
12/01/17	8.875%	3,135,000	3,448,500
Tenneco, Inc.
08/15/18	7.750%	1,946,000	2,077,355
Visteon Corp. Senior Notes(a)
04/15/19	6.750%	10,170,000	9,966,600

Total			62,314,640

Banking 0.4%
Capital One/IV(d)
02/17/37	6.745%	2,185,000	2,195,925
Lloyds Banking Group PLC(a)(g)
11/29/49	6.267%	7,627,000	5,453,305

Total			7,649,230

Brokerage 1.4%
E*Trade Financial Corp. Senior Unsecured
12/01/15	7.875%	11,740,000	12,004,150
06/01/16	6.750%	6,995,000	7,379,725
Senior Unsecured PIK
11/30/17	12.500%	6,880,000	8,221,600

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Brokerage (cont.)
Nuveen Investments, Inc.
11/15/15	10.500%	$230,000	$239,775

Total			27,845,250

Building Materials 1.8%
Building Materials Corp. of America Senior Notes(a)
05/01/21	6.750%	13,948,000	14,139,785
Euramax International, Inc. Senior Secured(a)
04/01/16	9.500%	5,825,000	5,460,937
Gibraltar Industries, Inc.
12/01/15	8.000%	5,445,000	5,526,675
Interface, Inc.
12/01/18	7.625%	1,800,000	1,917,000
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	5,589,000	5,714,752
Nortek, Inc.(a)
04/15/21	8.500%	4,191,000	3,908,108
Nortek, Inc.(a)(b)
12/01/18	10.000%	664,000	675,620

Total			37,342,877

Chemicals 3.1%
CF Industries, Inc.
05/01/18	6.875%	7,160,000	8,180,300
05/01/20	7.125%	6,233,000	7,339,358
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured(b)
02/01/18	8.875%	4,798,000	5,085,880
Koppers, Inc.
12/01/19	7.875%	4,115,000	4,403,050
Lyondell Chemical Co. Senior Secured(a)
11/01/17	8.000%	13,254,000	15,010,155
Nalco Co.(a)
01/15/19	6.625%	10,525,000	11,814,312
Nova Chemicals Corp.(g) Senior Unsecured
11/01/16	8.375%	2,880,000	3,196,800
11/01/19	8.625%	960,000	1,087,200
Polypore International, Inc.
11/15/17	7.500%	6,300,000	6,693,750

Total			62,810,805

Construction Machinery 3.3%
Case New Holland, Inc. Senior Notes(a)
12/01/17	7.875%	$13,464,000	$15,214,320
Columbus McKinnon Corp.
02/01/19	7.875%	2,139,000	2,213,865
Manitowoc Co., Inc. (The)
11/01/20	8.500%	7,705,000	8,379,187
Manitowoc Co., Inc. (The)(b)
02/15/18	9.500%	3,447,000	3,774,465
Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	7,912,000	7,793,320
RSC Equipment Rental, Inc./Holdings III LLC(a) Senior Secured
07/15/17	10.000%	4,090,000	4,642,150
RSC Equipment Rental, Inc./Holdings III LLC(b)
02/01/21	8.250%	3,265,000	3,371,113
United Rentals North America, Inc.
12/15/19	9.250%	15,632,000	17,429,680
Xerium Technologies, Inc.(a)
06/15/18	8.875%	4,680,000	4,516,200

Total			67,334,300

Consumer Cyclical Services 0.5%
Garda World Security Corp. Senior Unsecured(a)(g)
03/15/17	9.750%	4,345,000	4,714,325
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.125%	5,232,000	5,284,320

Total			9,998,645

Consumer Products 1.4%
ACCO Brands Corp. Senior Secured
03/15/15	10.625%	710,000	792,538
Central Garden and Pet Co.
03/01/18	8.250%	7,163,000	7,377,890
Libbey Glass, Inc. Senior Unsecured
02/15/15	10.000%	5,187,000	5,627,895
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	13,031,000	14,496,987

Total			28,295,310

Diversified Manufacturing 1.8%
Actuant Corp.
06/15/17	6.875%	2,215,000	2,259,300

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Diversified Manufacturing (cont.)
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	$8,025,000	$8,606,812
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	4,943,000	5,338,440
SPX Corp.(a)
09/01/17	6.875%	4,532,000	4,860,570
Tomkins LLC/Inc. Secured(a)(b)
10/01/18	9.000%	1,767,000	1,930,448
WireCo WorldGroup Senior Unsecured(a)
05/15/17	9.750%	12,163,000	12,831,965

Total			35,827,535

Electric 2.1%
AES Corp. (The) Senior Notes(a)(b)
07/01/21	7.375%	6,690,000	6,924,150
BHM Technologies(c)(e)(f)(h)
10/12/26	0.000%	1,237,123	3,340
CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	2,380,000	2,703,759
Calpine Corp. Senior Secured(a)
02/15/21	7.500%	5,160,000	5,340,600
Edison Mission Energy Senior Unsecured
05/15/17	7.000%	10,360,000	7,873,600
GenOn Energy, Inc.(b) Senior Unsecured
06/15/14	7.625%	685,000	712,400
10/15/18	9.500%	4,640,000	4,860,400
GenOn REMA LLC Pass-Through Certificates
07/02/17	9.237%	101,025	109,107
Ipalco Enterprises, Inc.(a) Senior Secured
04/01/16	7.250%	7,895,000	8,862,137
05/01/18	5.000%	1,745,000	1,751,544
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	3,460,531	3,555,695

Total			42,696,732

Entertainment 1.1%
AMC Entertainment, Inc.(b)
06/01/19	8.750%	5,789,000	6,150,812
Cinemark U.S.A., Inc.
06/15/19	8.625%	1,557,000	1,701,023
Cinemark U.S.A., Inc.(a) Senior Subordinated Notes
06/15/21	7.375%	1,286,000	1,289,215
Regal Cinemas Corp.
07/15/19	8.625%	4,192,000	4,506,400
Speedway Motorsports, Inc.
06/01/16	8.750%	3,780,000	4,124,925
02/01/19	6.750%	4,031,000	4,041,078

Total			21,813,453

Environmental 0.2%
Clean Harbors, Inc. Senior Secured
08/15/16	7.625%	1,151,000	1,222,938
Clean Harbors, Inc.(a) Senior Secured
08/15/16	7.625%	2,260,000	2,401,250

Total			3,624,188

Food and Beverage 0.8%
ARAMARK Holdings Corp. Senior Notes PIK(a)(b)(d)
05/01/16	8.625%	2,089,000	2,151,670
Cott Beverages, Inc.
09/01/18	8.125%	4,186,000	4,431,927
Cott Beverages, Inc.(b)
11/15/17	8.375%	5,770,000	6,116,200
Darling International, Inc.
12/15/18	8.500%	1,295,000	1,426,119
Dean Foods Co. Senior Notes(a)(b)(d)
12/15/18	9.750%	2,243,000	2,400,010

Total			16,525,926

Gaming 3.2%
Caesars Entertainment Operating Co., Inc. Senior Secured
06/01/17	11.250%	4,510,000	4,966,638
FireKeepers Development Authority Senior Secured(a)
05/01/15	13.875%	2,564,000	2,948,600
MGM Resorts International Senior Secured
03/15/20	9.000%	13,137,000	14,647,755

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Gaming (cont.)
Penn National Gaming, Inc. Senior Subordinated Notes(b)
08/15/19	8.750%	$6,799,000	$7,495,897
San Pasqual Casino(a)
09/15/13	8.000%	587,000	581,130
Seminole Indian Tribe of Florida(a)
10/01/17	7.750%	6,000,000	6,180,000
10/01/20	7.804%	4,630,000	4,608,471
Senior Secured
10/01/20	6.535%	9,815,000	9,460,580
Seneca Gaming Corp.(a)
12/01/18	8.250%	5,317,000	5,503,095
Shingle Springs Tribal Gaming Authority Senior Notes(a)
06/15/15	9.375%	5,394,000	3,721,860
Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	5,751,000	5,909,152

Total			66,023,178

Gas Distributors 0.3%
Energy Transfer Equity LP Senior Secured
10/15/20	7.500%	5,402,000	5,766,635

Gas Pipelines 3.2%
El Paso Corp. Senior Unsecured
06/15/14	6.875%	750,000	837,878
06/01/18	7.250%	8,135,000	9,314,575
09/15/20	6.500%	5,068,000	5,562,130
01/15/32	7.750%	9,019,000	10,712,191
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	5,400,000	6,041,250
12/01/18	6.875%	5,453,000	5,780,180
07/15/21	6.500%	9,083,000	9,446,320
Sonat, Inc. Senior Unsecured
02/01/18	7.000%	675,000	768,999
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	12,990,000	13,152,375
Southern Star Central Corp.(a) Senior Unsecured
03/01/16	6.750%	3,600,000	3,654,000

Total			65,269,898

Health Care 5.0%
AMGH Merger Sub, Inc. Senior Secured(a)
11/01/18	9.250%	1,246,000	1,336,335
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	3,245,000	3,358,575
Apria Healthcare Group, Inc. Senior Secured
11/01/14	11.250%	2,337,000	2,395,425
CDRT Merger Sub, Inc.(a)(b)
06/01/19	8.125%	2,284,000	2,284,000
CHS/Community Health Systems, Inc.(b)
07/15/15	8.875%	3,459,000	3,575,741
ConvaTec Healthcare E SA Senior Unsecured(a)(g)
12/15/18	10.500%	10,197,000	10,502,910
HCA, Inc. Senior Secured
09/15/20	7.250%	24,445,000	25,789,475
HCA, Inc.(i)
02/15/22	7.500%	5,940,000	6,029,100
Senior Secured
02/15/20	6.500%	14,399,000	14,614,985
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	4,174,000	4,278,350
Healthsouth Corp.
02/15/20	8.125%	4,638,000	5,009,040
09/15/22	7.750%	995,000	1,059,675
InVentiv Health, Inc.(a)
08/15/18	10.000%	3,872,000	3,736,480
LifePoint Hospitals, Inc.
10/01/20	6.625%	1,672,000	1,707,530
STHI Holding Corp. Secured(a)
03/15/18	8.000%	2,184,000	2,238,600
Tenet Healthcare Corp. Senior Secured
07/01/19	8.875%	3,560,000	3,933,800
Senior Unsecured
08/01/20	8.000%	2,392,000	2,439,840
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	5,429,000	5,564,725
02/01/19	7.750%	2,077,000	2,131,521

Total			101,986,107

Home Construction 0.6%
K Hovnanian Enterprises, Inc. Senior Secured(b)
10/15/16	10.625%	3,211,000	2,978,203

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Home Construction (cont.)
KB Home
09/15/17	9.100%	$1,020,000	$1,014,900
Shea Homes LP/Funding Corp. Senior Secured(a)
05/15/19	8.625%	7,445,000	7,426,387
William Lyon Homes, Inc.
02/15/14	7.500%	309,000	136,733

Total			11,556,223

Independent Energy 9.1%
Antero Resources Finance Corp. Senior Notes(a)(i)
08/01/19	7.250%	1,725,000	1,750,875
Berry Petroleum Co. Senior Subordinated Notes
11/01/16	8.250%	235,000	245,575
Senior Unsecured
06/01/14	10.250%	6,200,000	7,083,500
11/01/20	6.750%	2,070,000	2,126,925
Brigham Exploration Co.
10/01/18	8.750%	3,920,000	4,410,000
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	11,160,000	11,885,400
Chaparral Energy, Inc.
10/01/20	9.875%	2,475,000	2,703,938
09/01/21	8.250%	6,591,000	6,805,208
Chesapeake Energy Corp.
08/15/20	6.625%	17,230,000	18,565,325
02/15/21	6.125%	9,470,000	9,896,150
Comstock Resources, Inc.
10/15/17	8.375%	3,885,000	4,118,100
04/01/19	7.750%	4,073,000	4,235,920
Concho Resources, Inc.
10/01/17	8.625%	4,332,000	4,765,200
01/15/21	7.000%	6,799,000	7,325,922
Continental Resources, Inc.
10/01/19	8.250%	1,600,000	1,760,000
10/01/20	7.375%	804,000	866,310
04/01/21	7.125%	3,368,000	3,603,760
Denbury Resources, Inc.
02/15/20	8.250%	3,901,000	4,310,605
EXCO Resources, Inc.
09/15/18	7.500%	10,568,000	10,541,580
Forest Oil Corp.
12/15/11	8.000%	475,000	483,313
MEG Energy Corp.(a)(g)
03/15/21	6.500%	6,360,000	6,614,400
Oasis Petroleum, Inc. Senior Unsecured(a)
02/01/19	7.250%	6,868,000	7,022,530
Petrohawk Energy Corp.
08/15/18	7.250%	12,139,000	14,111,587
Petrohawk Energy Corp.(a)
06/01/19	6.250%	2,736,000	3,170,340
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	11,095,000	12,038,075
Range Resources Corp.
05/15/19	8.000%	2,835,000	3,132,675
08/01/20	6.750%	3,885,000	4,215,225
06/01/21	5.750%	7,170,000	7,519,537
Southwestern Energy Co.
02/01/18	7.500%	2,310,000	2,662,275
Venoco, Inc. Senior Unsecured
02/15/19	8.875%	7,665,000	7,933,275
Whiting Petroleum Corp.
02/01/14	7.000%	7,655,000	8,219,556

Total			184,123,081

Life Insurance 1.0%
ING Groep NV(d)(g)
12/29/49	5.775%	22,113,000	20,012,265

Lodging 0.4%
Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured
05/15/18	6.750%	4,605,000	5,146,088
12/01/19	7.150%	993,000	1,117,125
Wyndham Worldwide Corp. Senior Unsecured
02/01/18	5.750%	1,017,000	1,075,995

Total			7,339,208

Media Cable 4.5%
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%	5,830,000	6,063,200
04/30/20	8.125%	18,534,000	20,387,400
CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	10,261,000	11,748,845
Cablevision Systems Corp. Senior Unsecured
09/15/17	8.625%	1,889,000	2,087,345
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
11/15/17	8.625%	10,005,000	10,642,819

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Media Cable (cont.)
DISH DBS Corp.
09/01/19	7.875%	$15,901,000	$17,471,223
DISH DBS Corp.(a)
06/01/21	6.750%	2,768,000	2,857,960
Insight Communications Co., Inc. Senior Notes(a)
07/15/18	9.375%	8,560,000	9,223,400
Quebecor Media, Inc.(a)(c)(f)(g)
01/15/49	9.750%	1,885,000	98,020
Quebecor Media, Inc.(g) Senior Unsecured
03/15/16	7.750%	9,725,000	10,065,375
03/15/16	7.750%	205,000	212,175

Total			90,857,762

Media Non-Cable 7.3%
AMC Networks, Inc.(a)(b)
07/15/21	7.750%	7,268,000	7,649,570
Belo Corp. Senior Unsecured
11/15/16	8.000%	11,890,000	13,049,275
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	18,400,000	20,102,000
Cumulus Media, Inc.(a)(b)
05/01/19	7.750%	3,395,000	3,293,150
EH Holding Corp. Senior Secured(a)
06/15/19	6.500%	8,538,000	8,783,468
Entravision Communications Corp. Senior Secured
08/01/17	8.750%	3,820,000	3,991,900
Intelsat Jackson Holdings SA(a)(g)
04/01/19	7.250%	5,390,000	5,457,375
04/01/21	7.500%	5,120,000	5,196,800
National CineMedia LLC Senior Notes(a)
07/15/21	7.875%	5,129,000	5,282,870
Nielsen Finance LLC/Co.(a)
10/15/18	7.750%	6,317,000	6,711,813
RR Donnelley & Sons Co. Senior Unsecured
05/15/18	7.250%	2,991,000	3,080,730
06/15/20	7.625%	3,578,000	3,694,285
Salem Communications Corp. Secured
12/15/16	9.625%	13,109,000	13,895,540
Sinclair Television Group, Inc. Secured(a)
11/01/17	9.250%	15,361,000	16,973,905
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(c)(f)
07/01/15	9.300%	145,416	145,314
Univision Communications, Inc. Senior Secured(a)
11/01/20	7.875%	10,710,000	11,058,075
XM Satellite Radio, Inc.(a)
11/01/18	7.625%	17,610,000	18,754,650
Ziff Davis Media, Inc.(c)(d)(f)
12/15/11	13.500%	753,352	19,662

Total			147,140,382

Metals 5.2%
Alpha Natural Resources, Inc.
06/01/19	6.000%	12,576,000	12,953,280
06/01/21	6.250%	3,676,000	3,786,280
Arch Coal, Inc.(a)
06/15/19	7.000%	9,839,000	10,306,352
06/15/21	7.250%	6,561,000	6,872,647
Calcipar SA Senior Secured(a)(g)
05/01/18	6.875%	7,554,000	7,610,655
Compass Minerals International, Inc.
06/01/19	8.000%	1,300,000	1,443,000
Consol Energy, Inc.
04/01/17	8.000%	4,862,000	5,360,355
04/01/20	8.250%	10,186,000	11,331,925
FMG Resources August 2006 Proprietary Ltd.(a)(b)(g)
02/01/18	6.875%	6,658,000	6,924,320
FMG Resources August 2006 Proprietary Ltd.(a)(g)
11/01/15	7.000%	12,309,000	12,932,395
02/01/16	6.375%	4,118,000	4,184,918
JMC Steel Group Senior Notes(a)
03/15/18	8.250%	5,673,000	5,885,738
Neenah Foundry Co. Secured
07/29/15	15.000%	879,665	863,171
Novelis, Inc.(g)
12/15/20	8.750%	7,380,000	8,210,250
Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	6,445,000	6,702,800

Total			105,368,086

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Non-Captive Consumer 1.3%
SLM Corp. Senior Notes
01/25/16	6.250%	$5,528,000	$5,784,510
Senior Unsecured
03/25/20	8.000%	8,584,000	9,405,086
Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	12,456,000	11,615,220

Total			26,804,816

Non-Captive Diversified 7.4%
Ally Financial, Inc.
12/01/17	6.250%	7,875,000	8,023,861
03/15/20	8.000%	35,275,000	37,788,344
09/15/20	7.500%	3,890,000	4,084,500
CIT Group, Inc.(a) Secured
05/02/17	7.000%	19,935,000	19,984,837
CIT Group, Inc.(a)(b) Secured
04/01/18	6.625%	7,375,000	7,725,313
Ford Motor Credit Co. LLC Senior Unsecured
10/01/14	8.700%	1,085,000	1,245,696
05/15/18	5.000%	5,659,000	5,689,813
02/01/21	5.750%	11,845,000	12,098,815
Ford Motor Credit Co. LLC(b) Senior Unsecured
01/15/20	8.125%	18,155,000	21,539,691
International Lease Finance Corp. Senior Unsecured
03/15/17	8.750%	4,189,000	4,681,208
05/15/19	6.250%	4,604,000	4,594,336
International Lease Finance Corp.(b) Senior Unsecured
09/01/17	8.875%	9,210,000	10,315,200
12/15/20	8.250%	11,162,000	12,417,725

Total			150,189,339

Oil Field Services 1.3%
Offshore Group Investments Ltd.(a)(g) Senior Secured
08/01/15	11.500%	2,995,000	3,333,424
Offshore Group Investments Ltd.(g) Senior Secured
08/01/15	11.500%	9,501,000	10,522,357
Oil States International, Inc.(a)
06/01/19	6.500%	9,019,000	9,199,380
Trinidad Drilling Ltd. Senior Unsecured(a)(g)
01/15/19	7.875%	3,742,000	3,934,946

Total			26,990,107

Other Industry 0.7%
Aquilex Holdings LLC/Finance Corp.
12/15/16	11.125%	5,273,000	5,055,489
Chart Industries, Inc.
10/15/15	9.125%	5,140,000	5,377,725
Interline Brands, Inc.
11/15/18	7.000%	3,027,000	3,095,107

Total			13,528,321

Packaging 3.2%
ARD Finance SA Senior Secured PIK(a)(d)(g)
06/01/18	11.125%	1,833,000	1,908,611
Ardagh Packaging Finance PLC(a)(g)
10/15/20	9.125%	4,570,000	4,821,350
Senior Secured
10/15/17	7.375%	6,180,000	6,380,850
Ball Corp.
09/01/19	7.375%	1,120,000	1,232,000
09/15/20	6.750%	1,151,000	1,228,693
Greif, Inc. Senior Unsecured
02/01/17	6.750%	5,585,000	5,892,175
08/01/19	7.750%	5,079,000	5,548,808
Reynolds Group Issuer, Inc./LLC(a) Senior Secured
04/15/19	7.125%	8,925,000	8,679,562
Reynolds Group Issuer, Inc./LLC(a)(i) Senior Secured
08/15/19	7.875%	20,129,000	20,355,451
Senior Unsecured
08/15/19	9.875%	8,576,000	8,629,600

Total			64,677,100

Paper 1.0%
Cascades, Inc.(g)
12/15/17	7.750%	9,505,000	9,837,675
01/15/20	7.875%	2,000,000	2,060,000
Verso Paper Holdings LLC/Inc. Secured(a)(b)
02/01/19	8.750%	10,238,000	9,495,745

Total			21,393,420

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Pharmaceuticals 1.4%
Endo Pharmaceuticals Holdings, Inc.(a)
07/15/19	7.000%	$979,000	$1,025,503
01/15/22	7.250%	4,282,000	4,496,100
Grifols, Inc. Senior Secured(a)(b)
02/01/18	8.250%	6,946,000	7,310,665
Mylan, Inc.(a)
07/15/17	7.625%	3,215,000	3,528,462
11/15/18	6.000%	9,175,000	9,381,437
Warner Chilcott Co./Finance LLC(a)
09/15/18	7.750%	2,848,000	2,876,480

Total			28,618,647

Property & Casualty —%
Lumbermens Mutual Casualty(a)(e)
12/01/37	8.300%	180,000	1,368
12/01/97	8.450%	4,600,000	34,960
Subordinated Notes
07/01/26	9.150%	9,865,000	74,974

Total			111,302

Railroads 0.1%
Kansas City Southern Railway
06/01/15	8.000%	1,875,000	2,034,375

Refining 0.4%
United Refining Co. Senior Secured
02/28/18	10.500%	7,115,000	7,381,813

Retailers 1.5%
Limited Brands, Inc.
05/01/20	7.000%	2,000,000	2,125,000
04/01/21	6.625%	3,530,000	3,653,550
QVC, Inc.(a) Senior Secured
04/15/17	7.125%	1,768,000	1,900,600
10/01/19	7.500%	4,828,000	5,334,940
10/15/20	7.375%	6,333,000	6,982,132
Rite Aid Corp. Senior Secured(b)
08/15/20	8.000%	5,923,000	6,559,723
Toys R Us — Delaware, Inc. Senior Secured(a)
09/01/16	7.375%	1,051,000	1,077,275
Toys R Us Property Co. II LLC Senior Secured
12/01/17	8.500%	3,589,000	3,840,230

Total			31,473,450

Technology 3.7%
Amkor Technology, Inc.(a)(b) Senior Unsecured
06/01/21	6.625%	8,264,000	8,160,700
Amkor Technology, Inc.(b) Senior Unsecured
05/01/18	7.375%	5,742,000	5,899,905
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	1,654,000	1,753,240
01/15/20	6.875%	637,000	691,941
Cardtronics, Inc.
09/01/18	8.250%	4,169,000	4,419,140
CommScope, Inc.(a)(b)
01/15/19	8.250%	1,878,000	1,953,120
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	2,535,000	2,636,400
First Data Corp.(a)
01/15/21	12.625%	5,818,000	6,167,080
Senior Secured
08/15/20	8.875%	8,100,000	8,667,000
First Data Corp.(a)(b) Senior Secured
06/15/19	7.375%	4,064,000	4,104,640
Freescale Semiconductor, Inc. Senior Secured(a)(g)
04/15/18	9.250%	4,855,000	5,291,950
Interactive Data Corp.
08/01/18	10.250%	9,650,000	10,759,750
NXP BV/Funding LLC Senior Secured(a)(g)
08/01/18	9.750%	3,691,000	4,152,375
SunGard Data Systems, Inc.
11/15/18	7.375%	3,689,000	3,744,335
iGate Corp.(a)
05/01/16	9.000%	7,032,000	7,067,160

Total			75,468,736

Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/18	9.625%	1,021,000	1,106,509
01/15/19	8.250%	4,666,000	4,811,813
Hertz Corp. (The)(a)
10/15/18	7.500%	7,875,000	8,130,937

Total			14,049,259

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Wireless 5.5%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(a)
05/01/17	7.750%	$7,016,000	$7,673,750
Clearwire Communications LLC/Finance, Inc. Senior Secured(a)
12/01/15	12.000%	4,704,000	4,786,320
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	9,072,000	9,673,020
Cricket Communications, Inc.(a) Senior Notes
10/15/20	7.750%	3,754,000	3,716,460
MetroPCS Wireless, Inc.
09/01/18	7.875%	4,835,000	5,137,188
11/15/20	6.625%	9,060,000	9,082,650
NII Capital Corp.
04/01/21	7.625%	4,572,000	4,800,600
Nextel Communications, Inc.
08/01/15	7.375%	2,522,000	2,522,000
SBA Telecommunications, Inc.
08/15/16	8.000%	1,805,000	1,929,094
08/15/19	8.250%	6,186,000	6,680,880
Sprint Capital Corp.
11/15/28	6.875%	5,405,000	5,134,750
Sprint Nextel Corp. Senior Unsecured(b)
08/15/17	8.375%	24,469,000	26,732,382
Wind Acquisition Finance SA(a)(g) Secured
07/15/17	11.750%	9,619,000	10,665,066
Senior Secured
02/15/18	7.250%	13,158,000	13,486,950

Total			112,021,110

Wirelines 3.8%
CenturyLink, Inc. Senior Unsecured(b)
06/15/21	6.450%	18,142,000	18,710,371
Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	13,119,000	14,398,102
Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	2,857,000	2,971,280
Level 3 Financing, Inc.(a)
04/01/19	9.375%	14,523,000	15,176,535
PAETEC Holding Corp. Senior Secured
06/30/17	8.875%	13,528,000	14,542,600
Qwest Communications International, Inc.
04/01/18	7.125%	600,000	642,000
Qwest Corp. Senior Unsecured
06/15/23	7.500%	4,035,000	4,024,913
Windstream Corp.
10/15/20	7.750%	5,885,000	6,238,100

Total			76,703,901

Total Corporate Bonds & Notes
(Cost: $1,878,140,276)			$1,936,995,426

Convertible Bonds —%

Wirelines —%
At Home Corp. Subordinated Notes(c)(e)(f)
06/12/15	4.750%	$3,896,787	$390

Total Convertible Bonds
(Cost: $—)			$390

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans 0.3%

Gaming 0.2%
Caesars Octavius LLC Tranche B Term Loan(k)
04/25/17	9.250%	$5,562,000	$5,564,781

Media Non-Cable 0.1%
Cumulus Media, Inc. 2nd Lien Term Loan(k)
01/14/19	7.500%	1,026,000	1,027,282

Total Senior Loans
(Cost: $6,538,792)			$6,592,063

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  25

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks 0.1%

CONSUMER DISCRETIONARY —%

Media —%
Haights Cross Communications, Inc.(f)(j)	275,078	$—
Ziff Davis(c)(f)	12,260	123

Total		123

TOTAL CONSUMER DISCRETIONARY		123

CONSUMER STAPLES —%

Beverages —%
Cott Corp.(g)(l)	7,100	58,859

TOTAL CONSUMER STAPLES		58,859

FINANCIALS —%

Diversified Financial Services —%
Adelphia Recovery Trust(c)(f)(l)	1,410,902	14,109

TOTAL FINANCIALS		14,109

INDUSTRIALS —%

Building Products —%
BHM Technologies LLC(c)(f)	115,119	1,151

Commercial Services & Supplies —%
Quad Graphics, Inc.(b)	2,915	98,119

TOTAL INDUSTRIALS		99,270

INFORMATION TECHNOLOGY —%

Communications Equipment —%
Loral Space & Communications, Inc.(b)(l)	101	6,593

TOTAL INFORMATION TECHNOLOGY		6,593

MATERIALS 0.1%

Metals & Mining 0.1%
Neenah Enterprises, Inc.(c)(f)(l)	162,528	729,751

TOTAL MATERIALS		729,751

Total Common Stocks
(Cost: $4,977,908)		$908,705

Preferred Stocks —%

INDUSTRIALS —%

Industrial Conglomerates —%
BHM Technologies LLC(c)(f)(l)	1,378	$14

TOTAL INDUSTRIALS		14

Total Preferred Stocks
(Cost: $74)		$14

Warrants —%

CONSUMER DISCRETIONARY —%

Media —%
Haights Cross Communications, Inc.(c)(f)(j)(l)
1,366	$—
ION Media Network, Inc.(c)(f)(l)
444	4

Total	4

TOTAL CONSUMER DISCRETIONARY	4

Total Warrants
(Cost: $1,137,893)	$4

Money Market Fund 4.4%

Columbia Short-Term Cash Fund, 0.162%(m)(n)	88,348,769	$88,348,769

Total Money Market Fund
(Cost: $88,348,769)		$88,348,769

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 5.3%

Asset-Backed Commercial Paper 0.2%
Atlantis One
08/15/11	0.150%	$4,999,354	$4,999,354

Certificates of Deposit 2.2%
Barclays Bank PLC
08/19/11	0.330%	5,000,000	5,000,000
Branch Banking & Trust Corp.
01/09/12	0.350%	5,000,000	5,000,000
Credit Industrial et Commercial
11/21/11	0.410%	4,000,000	4,000,000
DZ Bank AG
08/22/11	0.210%	2,000,000	2,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Deutsche Bank AG
08/12/11	0.150%	$1,000,000	$1,000,000
Erste Bank der Oesterreichische
08/25/11	0.250%	5,000,000	5,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
08/01/11	0.200%	4,000,000	4,000,000
La Banque Postale
09/20/11	0.380%	4,000,000	4,000,000
N.V. Bank Nederlandse Gemeenten
09/28/11	0.260%	4,000,000	4,000,000
National Australia Bank
11/18/11	0.211%	2,503,138	2,503,138
National Bank of Canada
11/18/11	0.227%	3,000,000	3,000,000
Pohjola Bank PLC
09/28/11	0.300%	2,000,000	2,000,000
United Overseas Bank Ltd.
08/18/11	0.230%	3,000,000	3,000,000

Total			44,503,138

Commercial Paper 0.6%
Danske Corp.
08/02/11	0.220%	2,749,043	2,749,043
PB Capital Corp.
08/23/11	0.470%	2,498,466	2,498,466
09/21/11	0.491%	2,497,414	2,497,414
Suncorp Metway Ltd.
08/11/11	0.210%	4,999,096	4,999,096

Total			12,744,019

Money Market Fund 0.3%
JPMorgan Prime Money Market Fund, 0.010%(n)
		6,000,000	6,000,000

Repurchase Agreements 2.0%
Cantor Fitzgerald & Co. dated 07/29/11, matures 08/01/11, repurchase price $10,000,192(o)
	0.230%	$10,000,000	$10,000,000
Citibank NA dated 07/29/11, matures 08/01/11, repurchase price $5,000,092(o)
	0.220%	5,000,000	5,000,000
Citigroup Global Markets, Inc.(o)
dated 07/29/11, matures 08/01/11, repurchase price $2,000,020
	0.120%	2,000,000	2,000,000
repurchase price $5,000,050
	0.120%	5,000,000	5,000,000
Deutsche Bank AG dated 07/29/11, matures 08/01/11, repurchase price $7,661,915(o)
	0.250%	7,661,755	7,661,755
Mizuho Securities USA, Inc. dated 07/29/11, matures 08/01/11, repurchase price $5,000,100(o)
	0.240%	5,000,000	5,000,000
Nomura Securities dated 07/29/11, matures 08/01/11, repurchase price $5,000,098(o)
	0.235%	5,000,000	5,000,000

Total			39,661,755

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $107,908,266)			$107,908,266

Total Investments
(Cost: $2,087,051,978)			$2,140,753,637
Other Assets & Liabilities, Net			(115,303,441)

Net Assets			$2,025,450,196

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $743,706,237 or 36.72% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  27

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(b)	At July 31, 2011, security was partially or fully on loan.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2011 was $1,062,561, representing 0.05% of net assets. Information concerning such security holdings at July 31, 2011 was as follows:

	Acquisition
Security Description	Dates	Cost
Adelphia Recovery Trust Common Stock	05/17/02 – 06/07/02	$278,750
At Home Corp. Subordinated Notes 4.750% 06/12/15	07/26/05	—
BHM Technologies 0.000% 10/12/26	07/21/06 – 03/31/10	2,899,551
BHM Technologies LLC Common Stock	07/21/06	6,216
BHM Technologies LLC Preferred Stock	07/21/06	74
Collins & Aikman Products Co. Senior Subordinated Notes 12.875% 08/15/12	08/12/04 – 04/12/05	5,854,200
Haights Cross Communications, Inc. Common Stock	01/15/04 – 02/03/06	—
ION Media Networks, Inc. 0.010% 12/18/16	12/19/05 – 03/12/11	1,137,893
Lear Corp. Escrow Bond 0.000% 03/31/16	11/20/06 – 07/24/08	—
Neenah Enterprises, Inc. Common Stock	08/02/10	1,376,616
Northwest Airlines, Inc. 7.875% 03/15/13	09/15/05 – 08/29/07	—
7.625% 11/15/23	05/15/07 – 06/14/07	—
9.875% 03/15/37	07/19/02 – 10/13/06	—
10.000% 02/01/49	09/14/05 – 03/29/07	—
8.700% 03/15/49	09/16/05	—
8.875% 06/01/49	04/27/07 – 05/14/07	—
Quebecor Media, Inc. 9.750% 01/15/49	01/11/07	15,763
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates	11/27/00 – 04/20/01	124,401
Ziff Davis Common Stock	07/01/08	123
Ziff Davis Media, Inc. 13.500% 12/15/11	07/01/08 – 04/15/11	542,090

(d)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2011, the value of these securities amounted to $115,723, which represents 0.01% of net assets.

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2011, the value of these securities amounted to $1,014,962, which represents 0.05% of net assets.

(g)	Represents a foreign security. At July 31, 2011, the value of foreign securities, excluding short-term securities, represented 9.37% of net assets.

(h)	Zero coupon bond.

(i)	Represents a security purchased on a when-issued or delayed delivery basis.

(j)	Negligible market value.

(k)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l)	Non-income producing.

(m)	The rate shown is the seven-day current annualized yield at July 31, 2011.

(n)	Investments in affiliates during the year ended July 31, 2011:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$13,652,024	$727,074,771	$(652,378,026)	$—	$88,348,769	$92,752	$88,348,769

(o)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.230%)
Security Description	Value
Fannie Mae Grantor Trust	$19,750
Fannie Mae Interest Strip	1,136,847
Fannie Mae Pool	2,579,280
Fannie Mae Principal Strip	32,752
Fannie Mae REMICS	477,740
Fannie Mae Whole Loan	26,707
Federal Farm Credit Bank	47,854

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  29

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.230%) (continued)
Security Description	Value
Federal Home Loan Banks	$98,551
Federal Home Loan Mortgage Corp	64,695
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	23,212
Federal National Mortgage Association	57,906
Freddie Mac Non Gold Pool	1,845,620
Freddie Mac REMICS	1,192,616
Freddie Mac Strips	144,287
Ginnie Mae I Pool	250,100
Ginnie Mae II Pool	234,377
Government National Mortgage Association	800,748
United States Treasury Inflation Indexed Bonds	11,248
United States Treasury Strip Coupon	1,037,699
United States Treasury Strip Principal	118,011

Total Market Value of Collateral Securities	$10,200,000

Citibank NA (0.220%)
Security Description	Value
Fannie Mae Pool	$3,553,792
Freddie Mac Gold Pool	1,546,208

Total Market Value of Collateral Securities	$5,100,000

Citigroup Global Markets, Inc. (0.120%)
Security Description	Value
Fannie Mae REMICS	$843,209
Fannie Mae-Aces	30,810
Freddie Mac REMICS	1,023,285
Government National Mortgage Association	142,696

Total Market Value of Collateral Securities	$2,040,000

Citigroup Global Markets, Inc. (0.120%)
Security Description	Value
Fannie Mae REMICS	$2,108,022
Fannie Mae-Aces	77,027
Freddie Mac REMICS	2,558,211
Government National Mortgage Association	356,740

Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Deutsche Bank AG (0.250%)
Security Description	Value
Fannie Mae REMICS	$1,212,073
Freddie Mac REMICS	3,263,830
Government National Mortgage Association	3,339,088

Total Market Value of Collateral Securities	$7,814,991

Mizuho Securities USA, Inc. (0.240%)
Security Description	Value
Fannie Mae Benchmark REMIC	$13,796
Fannie Mae Grantor Trust	4,760
Fannie Mae Pool	1,335,893
Fannie Mae REMICS	1,352,104
Fannie Mae Whole Loan	10,723
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	66,866
Freddie Mac Gold Pool	30,629
Freddie Mac Non Gold Pool	97,471
Freddie Mac REMICS	1,620,957
Ginnie Mae II pool	2,737
Government National Mortgage Association	564,064

Total Market Value of Collateral Securities	$5,100,000

Nomura Securities (0.235%)
Security Description	Value
Ginnie Mae II pool	$5,100,000

Total Market Value of Collateral Securities	$5,100,000

Abbreviation Legend

PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  31

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Corporate Bonds & Notes
Automotive	$—	$62,311,556	$3,084	$62,314,640
Electric	—	39,028,590	3,668,142	42,696,732
Media Cable	—	90,759,742	98,020	90,857,762
Media Non-Cable	—	146,975,405	164,977	147,140,382
All other industries	—	1,593,985,910	—	1,593,985,910
Convertible Bonds	—	—	390	390

Total Bonds	—	1,933,061,203	3,934,613	1,936,995,816

Equity Securities
Common Stocks
Consumer Discretionary	—	—	123	123
Consumer Staples	58,859	—	—	58,859
Financials	—	—	14,109	14,109
Industrials	98,119	—	1,151	99,270
Information Technology	6,593	—	—	6,593
Materials	—	—	729,751	729,751
Preferred Stocks
Industrials	—	—	14	14
Warrants
Consumer Discretionary	—	—	4	4

Total Equity Securities	163,571	—	745,152	908,723

Other
Senior Loans	—	6,592,063	—	6,592,063
Affiliated Money Market Fund(c)	88,348,769	—	—	88,348,769
Investments of Cash Collateral Received for Securities on Loan	6,000,000	101,908,266	—	107,908,266

Total Other	94,348,769	108,500,329	—	202,849,098

Total	$94,512,340	$2,041,561,532	$4,679,765	$2,140,753,637

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  33

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through correlation to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stocks, warrants and corporate fixed-income bonds & notes classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing.

Certain common stocks and corporate fixed-income bonds & notes classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure.

Certain senior loans and corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2011.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate
	Bonds	Convertible	Common	Preferred		Senior
	& Notes	Bonds	Stocks	Stocks	Warrants	Loans	Total
Balance as of July 31, 2010	$—	$—	$—	$—	$—	$842,576	$842,576
Accrued discounts/premiums	59,171	—	—	—	—	2,143	61,314
Realized gain (loss)	84,917	—	—	—	—	4,567	89,484
Change in unrealized appreciation (depreciation)*	(9,070,472)	390	(916,571)	(60)	(1,137,888)	10,223	(11,114,378)
Sales	(1,443,612)	—	—	—	—	(859,509)	(2,303,121)
Purchases	9,517,124	—	1,661,705	74	1,137,892	—	12,316,795
Transfers into Level 3	4,787,095	—	—	—	—	—	4,787,095
Transfers out of Level 3	—	—	—	—	—	—	—

Balance as of July 31, 2011	$3,934,223	$390	$745,134	$14	$4	$—	$4,679,765

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

*	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2011 was $(11,124,601), which is comprised of:

Corporate Bonds & Notes	$(9,070,472)
Convertible Bonds	390
Common Stocks	(916,571)
Preferred Stocks	(60)
Warrants	(1,137,888)

Total change in unrealized appreciation (depreciation)	$(11,124,601)

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  35

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,890,794,943)	$1,944,496,602
Affiliated issuers (identified cost $88,348,769)	88,348,769
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $68,246,511)	68,246,511
Repurchase agreements (identified cost $39,661,755)	39,661,755

Total investments (identified cost $2,087,051,978)	2,140,753,637
Foreign currency (identified cost $1)	1
Receivable for:
Capital shares sold	7,598,880
Investments sold	19,887,052
Dividends	9,018
Interest	38,236,767
Reclaims	8,047

Total assets	2,206,493,402

Liabilities
Disbursements in excess of cash	1
Due upon return of securities on loan	107,908,266
Payable for:
Investments purchased	5,379,752
Investments purchased on a delayed delivery basis	51,751,836
Capital shares purchased	5,279,436
Dividend distributions to shareholders	10,372,344
Investment management fees	31,182
Distribution fees	9,589
Administration fees	3,537
Plan administration fees	2
Other expenses	307,261

Total liabilities	181,043,206

Net assets applicable to outstanding capital stock	$2,025,450,196

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Represented by
Paid-in capital	$2,051,405,639
Excess of distributions over net investment income	(253,753)
Accumulated net realized loss	(79,403,349)
Unrealized appreciation (depreciation) on:
Investments	53,701,659

Total — representing net assets applicable to outstanding capital stock	$2,025,450,196

*Value of securities on loan	$104,710,464

Net assets applicable to outstanding shares
Class A	$767,358,930
Class B	$39,724,932
Class C	$118,257,470
Class I	$209,065,280
Class R	$3,894
Class R4	$359,026
Class W	$2,478
Class Y	$10,464,022
Class Z	$880,214,164
Shares outstanding
Class A	78,609,870
Class B	4,071,575
Class C	12,122,162
Class I	21,394,275
Class R	399
Class R4	36,666
Class W	254
Class Y	1,070,375
Class Z	89,949,379
Net asset value per share
Class A(a)	$9.76
Class B	$9.76
Class C	$9.76
Class I	$9.77
Class R	$9.76
Class R4	$9.79
Class W	$9.76
Class Y	$9.78
Class Z	$9.79

(a)	The maximum offering price per share for Class A is $10.25. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  37

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Dividends	$583
Interest	95,639,671
Dividends from affiliates	92,752
Income from securities lending — net	167,741

Total income	95,900,747

Expenses:
Investment management fees	7,531,746
Distribution fees
Class A	1,555,194
Class B	389,119
Class C	849,581
Class R	14
Class W	6
Transfer agent fees
Class A	757,843
Class B	47,297
Class C	101,592
Class R	2
Class R4	127
Class W	2
Class Y	521
Class Z	374,977
Administration fees	849,422
Plan administration fees
Class R4	880
Compensation of board members	25,906
Custodian fees	27,745
Printing and postage fees	142,732
Registration fees	160,264
Professional fees	46,222
Merger expense	68,232
Chief compliance officer expenses	291
Other	14,547

Total expenses	12,944,262

Net investment income	82,956,485

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$73,087,410
Foreign currency transactions	(17,072)
Forward foreign currency exchange contracts	12,572
Swap contracts	65,278

Net realized gain	73,148,188
Net change in unrealized appreciation (depreciation) on:
Investments	(27,378,101)

Net change in unrealized depreciation	(27,378,101)

Net realized and unrealized gain	45,770,087

Net increase in net assets resulting from operations	$128,726,572

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  39

Statement of Changes in Net Assets

Year ended July 31,	2011(a)	2010
Operations
Net investment income	$82,956,485	$56,704,678
Net realized gain	73,148,188	49,685,345
Net change in unrealized appreciation (depreciation)	(27,378,101)	6,266,646

Net increase in net assets resulting from operations	128,726,572	112,656,669

Distributions to shareholders from:
Net investment income
Class A	(40,274,280)	(36,664,965)
Class B	(2,207,477)	(2,576,009)
Class C	(4,847,777)	(3,595,551)
Class I	(13,844,734)	(14,591,459)
Class R	(160)	—
Class R4	(23,520)	(26,671)
Class R5	(28)	(144)
Class W	(133)	—
Class Y	(312,285)	—
Class Z	(22,541,034)	—
Net realized gains
Class A	(23,083,141)	—
Class B	(1,319,749)	—
Class C	(2,888,562)	—
Class I	(8,458,223)	—
Class R	(113)	—
Class R4	(16,621)	—
Class W	(113)	—
Class Z	(31,650)	—

Total distributions to shareholders	(119,849,600)	(57,454,799)

Increase in net assets from share transactions	1,244,888,097	86,704,442

Total increase in net assets	1,253,765,069	141,906,312
Net assets at beginning of year	771,685,127	629,778,815

Net assets at end of year	$2,025,450,196	$771,685,127

Undistributed (excess of distributions over) net investment income	$(253,753)	$400,470

(a)	Class R, W and Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011 and Class Y shares are for the period from March 7, 2011 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

40  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Year ended July 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	27,978,121	272,706,366	21,298,619	199,381,768
Fund merger	21,077,630	204,981,052	—	—
Conversions from Class B	1,430,336	13,914,944	695,198	6,756,689
Distributions reinvested	4,911,353	47,283,998	3,212,052	30,311,091
Redemptions	(28,087,739)	(274,214,475)	(18,556,230)	(174,832,151)

Net increase	27,309,701	264,671,885	6,649,639	61,617,397

Class B shares
Subscriptions	455,741	4,425,953	971,816	9,083,933
Fund merger	3,648,140	35,450,437	—	—
Distributions reinvested	267,593	2,573,901	220,920	2,082,733
Conversions to Class A	(1,431,261)	(13,914,944)	(695,198)	(6,756,689)
Redemptions	(1,857,713)	(18,138,224)	(1,291,439)	(12,156,079)

Net increase (decrease)	1,082,500	10,397,123	(793,901)	(7,746,102)

Class C shares
Subscriptions	1,964,406	19,143,097	3,155,024	29,544,628
Fund merger	5,468,272	53,154,614	—	—
Distributions reinvested	552,960	5,318,003	238,328	2,252,198
Redemptions	(2,087,698)	(20,381,534)	(1,072,071)	(10,111,526)

Net increase	5,897,940	57,234,180	2,321,281	21,685,300

Class I shares
Subscriptions	11,179,597	108,886,507	4,883,384	46,098,296
Distributions reinvested	2,339,726	22,571,035	1,541,403	14,562,154
Redemptions	(10,919,111)	(106,302,045)	(5,189,329)	(49,644,006)

Net increase	2,600,212	25,155,497	1,235,458	11,016,444

Class R shares
Subscriptions	396	3,879	—	—
Distributions reinvested	3	32	—	—

Net increase	399	3,911	—	—

Class R4 shares
Subscriptions	14,083	138,019	20,839	198,325
Distributions reinvested	4,082	39,415	2,702	25,644
Redemptions	(22,874)	(224,273)	(10,126)	(97,566)

Net increase (decrease)	(4,709)	(46,839)	13,415	126,403

Class R5 shares
Subscriptions	—	—	521	5,000
Redemptions	(521)	(5,036)	—	—

Net increase (decrease)	(521)	(5,036)	521	5,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  41

Statement of Changes in Net Assets (continued)

Year ended July 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares
Subscriptions	254	2,500	—	—

Net increase	254	2,500	—	—

Class Y shares
Subscriptions	8,324	81,397	—	—
Fund merger	1,339,005	13,036,558	—	—
Distributions reinvested	6,059	59,485	—	—
Redemptions	(283,013)	(2,762,643)	—	—

Net increase	1,070,375	10,414,797	—	—

Class Z shares
Subscriptions	12,400,773	119,501,190	—	—
Fund merger	104,708,400	1,021,900,505	—	—
Distributions reinvested	720,133	7,043,829	—	—
Redemptions	(27,879,927)	(271,385,445)	—	—

Net increase	89,949,379	877,060,079	—	—

Total net increase	127,905,530	1,244,888,097	9,426,413	86,704,442

(a)	Class R, W and Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011 and Class Y shares are for the period from March 7, 2011 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

42  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.72	$9.00	$9.34	$9.99	$10.10

Income from investment operations:
Net investment income	0.62	0.73	0.75	0.69	0.68
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.39)	(0.54)	(0.10)

Total from investment operations	1.13	1.46	0.36	0.15	0.58

Less distributions to shareholders from:
Net investment income	(0.65)	(0.74)	(0.70)	(0.66)	(0.69)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.09)	(0.74)	(0.70)	(0.80)	(0.69)

Net asset value, end of period	$9.76	$9.72	$9.00	$9.34	$9.99

Total return	12.19%	16.76%	5.24%	1.30%	5.69%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.11%	1.19%	1.16%	1.14%

Net expenses after fees waived or expenses reimbursed(b)	1.07%	1.11%	1.19%	1.16%	1.14%

Net investment income	6.41%	7.77%	9.15%	7.00%	6.57%

Supplemental data
Net assets, end of period (in thousands)	$767,359	$498,803	$402,064	$138,240	$177,439

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  43

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$9.72	$9.00	$9.34	$9.98	$10.09

Income from investment operations:
Net investment income	0.55	0.66	0.68	0.61	0.60
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.38)	(0.53)	(0.10)

Total from investment operations	1.06	1.39	0.30	0.08	0.50

Less distributions to shareholders from:
Net investment income	(0.57)	(0.67)	(0.64)	(0.58)	(0.61)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.02)	(0.67)	(0.64)	(0.72)	(0.61)

Net asset value, end of period	$9.76	$9.72	$9.00	$9.34	$9.98

Total return	11.35%	15.88%	4.44%	0.64%	4.89%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.81%	1.87%	1.96%	1.92%	1.90%

Net expenses after fees waived or expenses reimbursed(b)	1.81%	1.87%	1.96%	1.92%	1.90%

Net investment income	5.61%	7.01%	8.29%	6.22%	5.79%

Supplemental data
Net assets, end of period (in thousands)	$39,725	$29,051	$34,052	$25,890	$43,356

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

44  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$9.72	$9.00	$9.34	$9.98	$10.09

Income from investment operations:
Net investment income	0.55	0.65	0.68	0.61	0.60
Net realized and unrealized gain (loss) on investments	0.51	0.74	(0.38)	(0.53)	(0.10)

Total from investment operations	1.06	1.39	0.30	0.08	0.50

Less distributions to shareholders from:
Net investment income	(0.57)	(0.67)	(0.64)	(0.58)	(0.61)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.02)	(0.67)	(0.64)	(0.72)	(0.61)

Net asset value, end of period	$9.76	$9.72	$9.00	$9.34	$9.98

Total return	11.36%	15.89%	4.43%	0.64%	4.89%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.81%	1.86%	1.91%	1.92%	1.90%

Net expenses after fees waived or expenses reimbursed(b)	1.81%	1.86%	1.91%	1.92%	1.90%

Net investment income	5.63%	6.98%	8.36%	6.26%	5.80%

Supplemental data
Net assets, end of period (in thousands)	$118,257	$60,482	$35,123	$3,873	$4,789

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  45

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$9.73	$9.01	$9.35	$10.00	$10.11

Income from investment operations:
Net investment income	0.66	0.77	0.78	0.73	0.72
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.38)	(0.54)	(0.10)

Total from investment operations	1.17	1.50	0.40	0.19	0.62

Less distributions to shareholders from:
Net investment income	(0.69)	(0.78)	(0.74)	(0.70)	(0.73)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.13)	(0.78)	(0.74)	(0.84)	(0.73)

Net asset value, end of period	$9.77	$9.73	$9.01	$9.35	$10.00

Total return	12.59%	17.19%	5.70%	1.72%	6.12%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.70%	0.72%	0.78%	0.75%	0.74%

Net expenses after fees waived or expenses reimbursed(b)	0.70%	0.72%	0.78%	0.75%	0.74%

Net investment income	6.81%	8.16%	9.63%	7.42%	6.96%

Supplemental data
Net assets, end of period (in thousands)	$209,065	$182,941	$158,288	$68,474	$85,512

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

46  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(c)
Class R
Per share data
Net asset value, beginning of period	$9.85

Income from investment operations:
Net investment income	0.49
Net realized and unrealized gain on investments	0.37

Total from investment operations	0.86

Less distributions to shareholders from:
Net investment income	(0.50)
Net realized gains	(0.45)

Total distributions to shareholders	(0.95)

Net asset value, end of period	$9.76

Total return	9.21%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.32%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.32%	(d)

Net investment income	6.05%	(d)

Supplemental data
Net assets, end of period (in thousands)	$4

Portfolio turnover	84%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  47

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.75	$9.03	$9.37	$9.99	$10.10

Income from investment operations:
Net investment income	0.64	0.74	0.76	0.73	0.69
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.37)	(0.53)	(0.10)

Total from investment operations	1.15	1.47	0.39	0.20	0.59

Less distributions to shareholders from:
Net investment income	(0.66)	(0.75)	(0.73)	(0.68)	(0.70)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.11)	(0.75)	(0.73)	(0.82)	(0.70)

Net asset value, end of period	$9.79	$9.75	$9.03	$9.37	$9.99

Total return	12.28%	16.82%	5.61%	1.90%	5.87%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.99%	1.03%	1.08%	1.05%	1.01%

Net expenses after fees waived or expenses reimbursed(b)	0.99%	1.03%	0.88%	0.76%	0.98%

Net investment income	6.58%	7.84%	9.28%	7.42%	6.67%

Supplemental data
Net assets, end of period (in thousands)	$359	$404	$253	$143	$153

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

48  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(c)
Class W
Per share data
Net asset value, beginning of period	$9.85

Income from investment operations:
Net investment income	0.52
Net realized and unrealized gain on investments	0.36

Total from investment operations	0.88

Less distributions to shareholders from:
Net investment income	(0.52)
Net realized gains	(0.45)

Total distributions to shareholders	(0.97)

Net asset value, end of period	$9.76

Total return	9.45%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.02%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.02%	(d)

Net investment income	6.38%	(d)

Supplemental data
Net assets, end of period (in thousands)	$2

Portfolio turnover	84%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  49

Financial Highlights (continued)

	Year ended
	July 31,
	2011(e)
Class Y
Per share data
Net asset value, beginning of period	$9.76

Income from investment operations
Net investment income	0.25
Net realized and unrealized gain on investments	0.02

Total from investment operations	0.27

Less distributions to shareholders from:
Net investment income	(0.25)

Net asset value, end of period	$9.78

Total return	2.81%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.66%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.66%	(d)

Net investment income	6.46%	(d)

Supplemental data
Net assets, end of period (in thousands)	$10,464

Portfolio turnover	84%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

50  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(c)
Class Z
Per share data
Net asset value, beginning of period	$9.86

Income from investment operations:
Net investment income	0.52
Net realized and unrealized gain on investments	0.40

Total from investment operations	0.92

Less distributions to shareholders from:
Net investment income	(0.54)
Net realized gains	(0.45)

Total distributions to shareholders	(0.99)

Net asset value, end of period	$9.79

Total return	9.89%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.76%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.76%	(d)

Net investment income	6.35%	(d)

Supplemental data
Net assets, end of period (in thousands)	$880,214

Portfolio turnover	84%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.
(d)	Annualized.
(e)	For the period from March 7, 2011 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Bond Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W, Class Y, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Class R shares commenced operations September 27, 2010.

52  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

At August 27, 2010, all Class R5 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain categories of investors which are subject to minimum initial investment requirements. Class Y commenced operations effective March 7, 2011.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities

54  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

(such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement),

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Credit Default Swap Contracts
Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

56  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  57

Notes to Financial Statements (continued)

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at July 31, 2011
At July 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended July 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange
Risk Exposure Category	Contracts	Swap Contracts	Total
Credit contracts	$—	$65,278	$65,278

Foreign exchange contracts	12,572	—	$12,572

Total	$12,572	$65,278	$77,850

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign
Currency Exchange
Risk Exposure Category	Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—

Foreign exchange contracts	—	—	$—

Total	$—	$—	$—

58  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Volume of Derivative Instruments for the Year Ended July 31, 2011

Contracts
Opened
Forward Foreign Currency Exchange Contracts	1

Aggregate
Notional
Opened
Credit Default Swap Contracts — Sell Protection	$25,000,000

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  59

Notes to Financial Statements (continued)

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

60  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  61

Notes to Financial Statements (continued)

determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.61% to 0.38% as the Fund’s net assets increased. The management fee for the year ended July 31, 2011 was 0.58% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

62  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Funds.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R4, Class W and Class Z shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees.

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.12
Class C	0.12
Class R	0.08
Class R4	0.04
Class W	0.10
Class Y	0.01
Class Z	0.11

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  63

Notes to Financial Statements (continued)

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,330,000 for Class B shares. This amount is based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $832,878 for Class A, $18,372 for Class B, and $11,764 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through September 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or

64  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.15%
Class B	1.90
Class C	1.90
Class I	0.80
Class R	1.40
Class R4	1.10
Class W	1.15
Class Y	0.90
Class Z	0.90

Prior to October 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.14%
Class B	1.90
Class C	1.89
Class I	0.78
Class R	1.39
Class R4	1.08
Class W	1.14
Class Z	0.89

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  65

Notes to Financial Statements (continued)

overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.04%
Class B	1.79
Class C	1.79
Class I	0.71
Class R	1.29
Class R4	1.01
Class W	1.04
Class Y	0.79
Class Z	0.79

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 10) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative instruments, market discount/premium and losses deferred due to wash sales were

66  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment income	$4,852,251
Accumulated net realized loss	(4,232,042)
Paid-in capital	(620,209)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary income	$110,204,704	$57,454,799

Long-term capital gain	9,644,896	—

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,200,826
Undistributed accumulated long-term gain	38,390,952
Accumulated realized loss	(116,089,527)
Unrealized appreciation	50,914,650

At July 31, 2011, the cost of investments for federal income tax purposes was $2,087,771,310 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$76,008,935
Unrealized depreciation	$(23,026,608)

Net unrealized appreciation	$52,982,327

The following capital loss carryforward, determined at July 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$28,854,980
2017	87,234,547

Total	$116,089,527

Columbia Income Opportunities Fund acquired $(136,691,965) of capital loss carryforward in connection with the Columbia High Income Fund and Columbia Conservative High Yield Fund mergers (Note 10). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  67

Notes to Financial Statements (continued)

result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended July 31, 2011, $20,602,438 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,039,042,730 and $1,169,021,442, respectively, for the year ended July 31, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2011, securities valued at $104,710,464 were on loan, secured by U.S. government securities valued at $20,914,244 and by cash collateral of $107,908,266 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any

68  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I and Class W shares.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  69

Notes to Financial Statements (continued)

to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 10. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia High Income Fund and Columbia Conservative High Yield Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $849,823,636 and the combined net assets immediately after the acquisition were $2,178,346,802.

The merger was accomplished by a tax-free exchange of 94,313,458 shares of Columbia High Income Fund valued at $767,725,811 (including $4,912,535 of unrealized appreciation) and 70,056,085 shares of Columbia Conservative High Yield Fund valued at $560,797,355 (including $29,195,943 of unrealized appreciation).

In exchange for Columbia High Income Fund and Columbia Conservative High Yield Fund shares, the Fund issued the following number of shares:

Shares
Class A	21,077,630
Class B	3,648,140
Class C	5,468,272
Class Y	1,339,005
Class Z	104,708,400

70  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia High Income Fund and Columbia Conservative High Yield Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Income Opportunities Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia High Income Fund and Columbia Conservative High Yield Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on August 1, 2010, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended July 31, 2011 would have been approximately $138.4 million, $148.4 million, $(49.2) million and $237.6 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  71

Notes to Financial Statements (continued)

defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither

72  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Income Opportunities Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

74  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Income Opportunities Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  75

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.00%

Capital gain distribution – the Fund designates $9,644,896 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

76  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  77

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

78  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); Former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  79

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

80  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  81

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

82  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  83

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

84  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

Columbia Income Opportunities Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total dollar interest in the Fund.

1. To elect directors to the Board.*

		Dollars	Dollars		Broker
		Voted “For”	Voted “Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	2,186,379,355.290	34,892,365.544	0.00	0.00
02.	Edward J. Boudreau, Jr.	2,186,614,528.748	34,657,192.085	0.00	0.00
03.	Pamela G. Carlton	2,186,716,623.628	34,555,097.206	0.00	0.00
04.	William P. Carmichael	2,185,499,039.239	35,772,681.595	0.00	0.00
05.	Patricia M. Flynn	2,186,763,056.011	34,508,664.823	0.00	0.00
06.	William A. Hawkins	2,186,124,625.269	35,147,095.564	0.00	0.00
07.	R. Glenn Hilliard	2,185,463,523.984	35,808,196.849	0.00	0.00
08.	Stephen R. Lewis, Jr.	2,186,294,661.114	34,977,059.720	0.00	0.00
09.	John F. Maher	2,186,240,201.535	35,031,519.299	0.00	0.00
10.	John J. Nagorniak	2,186,262,362.655	35,009,358.179	0.00	0.00
11.	Catherine James Paglia	2,186,414,141.089	34,857,579.744	0.00	0.00
12.	Leroy C. Richie	2,186,068,461.396	35,203,259.438	0.00	0.00
13.	Anthony M. Santomero	2,186,304,583.210	34,967,137.624	0.00	0.00
14.	Minor M. Shaw	2,186,375,953.917	34,895,766.916	0.00	0.00
15.	Alison Taunton-Rigby	2,186,156,052.835	35,115,667.999	0.00	0.00
16.	William F. Truscott	2,186,310,038.954	34,961,681.879	0.00	0.00

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  85

Results of Meeting of Shareholders (continued)

2. To approve the proposed amendment to the Articles of Incorporation of RiverSource Bond Series, Inc. to increase the maximum number of board members.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
2,162,628,445.133	25,906,313.878	32,736,796.413	165.410

3. To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
482,368,595.473	10,695,119.536	13,691,777.129	214,918,353.650

4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
482,262,353.573	10,782,658.812	13,710,479.754	214,918,353.650

*	All dollars of RiverSource Bond Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

86  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Columbia Income Opportunities Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6266 L (9/11)

Annual Report
and Prospectus

Columbia
Inflation Protected Securities Fund

Annual Report for the Period Ended
July 31, 2011
(Prospectus also enclosed)

Columbia Inflation Protected Securities Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	17

Statement of Assets and Liabilities	25

Statement of Operations	27

Statement of Changes in Net Assets	29

Financial Highlights	32

Notes to Financial Statements	40

Report of Independent Registered Public Accounting Firm	60

Federal Income Tax Information	62

Board Members and Officers	63

Proxy Voting	71

Results of Meeting of Shareholders	71

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Inflation Protected Securities Fund (the Fund) Class A shares gained 10.02% (excluding sales charge) for the 12 months ended July 31, 2011.

>	The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S. Government Inflation-Linked Bond Index, which rose 11.99%.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2011)

Since
inception
	1 year	3 years	5 years	3/4/04
Columbia Inflation Protected Securities Fund Class A (excluding sales charge)	+10.02%	+5.52%	+6.35%	+5.02%

Barclays Capital U.S. Government Inflation-Linked Bond Index (unmanaged)	+11.99%	+6.91%	+7.42%	+5.97%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at July 31, 2011
Since
Without sales charge	1 year	3 years	5 years	inception
Class A (inception 3/4/04)	+10.02%	+5.52%	+6.35%	+5.02%

Class B (inception 3/4/04)	+9.22%	+4.76%	+5.57%	+4.23%

Class C (inception 3/4/04)	+9.21%	+4.73%	+5.57%	+4.22%

Class I (inception 3/4/04)	+10.47%	+5.90%	+6.73%	+5.37%

Class R (inception 8/3/09)	+9.73%	N/A	N/A	+9.08%

Class R4 (inception 3/4/04)	+10.24%	+5.68%	+6.50%	+5.16%

Class W (inception 12/1/06)	+10.14%	+5.46%	N/A	+6.06%

Class Z (inception 9/27/10)	N/A	N/A	N/A	+7.45%*

With sales charge
Class A (inception 3/4/04)	+6.73%	+4.45%	+5.70%	+4.60%

Class B (inception 3/4/04)	+4.22%	+3.84%	+5.24%	+4.23%

Class C (inception 3/4/04)	+8.21%	+4.73%	+5.57%	+4.22%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 3.00% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

4  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Manager Commentary

At July 31, 2011, approximately 37% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 30, Class I capital stock activity for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 14 and 49.

Effective October 1, 2010, Nicholas Pifer joined Vishal Khanduja in the management of the Fund.

Dear Shareholder,

Columbia Inflation Protected Securities Fund (the Fund) Class A shares gained 10.02% (excluding sales charge) for the 12 months ended July 31, 2011. The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S. Government Inflation-Linked Bond Index (Barclays Capital Index), which rose 11.99%.

Significant performance factors
The Fund had its most significant exposure to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation. On an absolute basis, this helped

PORTFOLIO BREAKDOWN(1) (at July 31, 2011)

Asset-Backed Securities — Non-Agency	0.3%

Commercial Mortgage-Backed Securities — Non-Agency	4.6

Corporate Bonds & Notes	3.3

Foreign Government Obligations	2.2

Inflation-Indexed Bonds	86.0

Money Market Fund(2)	1.0

Residential Mortgage-Backed Securities — Non-Agency	2.6

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  5

Manager Commentary (continued)

performance, as overall U.S. inflation that accrued to the Fund during the annual period came in at an annualized rate of 3.56%. Furthermore, yields on TIPS generally moved lower during the annual period, albeit not in steady fashion, which provided positive price return for the sector. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) These factors, along with strong demand for TIPS on investors’ inflation fears, resulted in TIPS outperforming non-inflation-protected U.S. Treasuries for the annual period overall.

In our view, the most important factors supporting the strong performance of TIPS during the annual period were support from the policies of the Federal Reserve System (the Fed) and a spike in global food and energy prices. On Aug. 27, 2010, Fed Chairman Ben Bernanke gave a speech wherein he hinted that the Fed may be embarking on further easing of monetary policy. He cited the frustratingly slow economic recovery process and the threat of falling prices that might eventually lead the U.S.

QUALITY BREAKDOWN(1) (at July 31, 2011)

AAA rating*	92.4%

A rating	2.4

BBB rating	3.6

Non-investment grade	0.4

Non-rated	1.2

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not Rated. Holdings of the fund other than bonds are categorized under Other.

*	On August 5, 2011, Standard & Poor’s Ratings Services (S&P) lowered its long-term sovereign credit rating on the United States of America to “AA+” from “AAA”. The table above does not reflect the effect of such downgrade because it occurred after the period-end noted in the table. Because the Fund invests in U.S. government obligations, the value of the Fund’s shares may be adversely affected by the S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

6  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

economy into a deflationary spiral. On Nov. 3, 2010, the Fed formally announced a $600 billion, large-scale asset purchase program targeted at longer-maturity U.S. Treasury securities. The effects of this quantitative easing program, known as QE2, on the inflation market were higher overall inflation, a rise in inflation expectations accompanied by lower yields on TIPS and higher yields on non-inflation-protected U.S. Treasuries.

When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. It is overall inflation, not core inflation, that accrues to the benefit of investors and to which the principal and interest of TIPS are tied. Overall inflation takes into consideration food and energy as a component of the cost of living. Overall inflation rose at a rate of 3.6% for the 12 months ended July 31, 2011, and that inflation got passed through to the assets in the Fund. This overall inflation rate was higher than the expectations held at the beginning of the annual period. The main drivers of overall inflation during the annual period were the spike in energy prices and the pass-through effects of higher food and commodity prices onto other goods and services. Core inflation, a measure closely monitored by the Fed, excludes food and energy. Core inflation also came in higher than expected at a rate of approximately 1.6% for the annual period, but was within the Fed’s “comfort zone” for core inflation of between 1.5% and 2% a year. Core inflation actually touched multi-year lows in October 2010 at an annualized rate of 0.6% and has since been steadily on the rise. The steady increase in Owners’ Equivalent Rent (OER) through much of the annual period was the driving factor of core inflation. (OER of a primary

Partially offsetting the detracting impact of the Fund’s underweight to TIPS and its duration positioning was positive performance generated by a tactical asset allocation to other fixed income sectors that we believe presented attractive relative value opportunities.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

residence is one of the main components of the core Consumer Price Index (CPI). OER measures the amount a homeowner would pay to rent or would earn from renting his or her home in a competitive market.)

Relative to the Barclays Capital Index, the Fund’s lesser weighting in TIPS detracted from results for the annual period. Duration positioning also detracted from the Fund’s results for the annual period overall. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) The Fund had a longer duration than the Barclays Capital Index for the last three months of 2010, a time when non-inflation-protected Treasury yields trended higher. This was especially the case in December 2010, when the 10-year Treasury yield rose from 2.80% to 3.29%. Early in 2011, we shifted to a shorter duration position than the Barclays Capital Index. This change in duration positioning initially helped the Fund’s performance as yields continued to rise for the first three months of 2011. However, Treasury yields then started to plummet as the news about Europe’s spreading structural debt issues returned to the forefront and U.S. economic growth lost momentum. Higher food and energy prices hurt the consumer, and supply chain disruptions caused by the Japanese earthquake and tsunami created difficulties for manufacturing production schedules across the U.S.

Partially offsetting the detracting impact of the Fund’s underweight to TIPS and its duration positioning was positive performance generated by a tactical asset allocation to other fixed income sectors that we believe presented attractive relative value opportunities. For example, allocations to investment grade corporate bonds, high quality commercial mortgage-backed securities and foreign bonds contributed positively to the Fund’s performance during the annual period.

Changes to the Fund’s portfolio
As mentioned earlier, we shifted the Fund’s duration stance from longer than that of the Barclays Capital Index to a position shorter than that of the Barclays Capital Index early in 2011. This change was based on our view that rates would rise and the TIPS yield curve would flatten, meaning the difference between longer-term yields and shorter-term yields would narrow.

8  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

We increased the Fund’s allocation to high quality fixed income sectors other than TIPS. In so doing, we reduced the Fund’s allocation to TIPS given that we believe inflation is likely to be well contained going forward over the near- to mid-term.

Our future strategy
In our view, barring any new government stimulus, economic growth in the U.S. will likely be uneven for the next three or four quarters. We base our view on two primary factors. First, economic recovery since the financial market collapse of 2008 has been slower than expected and extraordinarily fragile, to say the least. Second, continued deleveraging of consumer and government balance sheets, although a positive longer-term trend, will detract, we believe, from Gross Domestic Product (GDP) in the near term. Given the sluggish outlook for GDP, we expect to be looking at higher unemployment levels (currently at 9.1%) for some time. With regard to inflation, both core and overall inflation are likely to be stable at the higher levels seen during the latter half of the annual period. Assuming no further spikes in food and commodity prices, high levels of resource slack present in the economy, as evidenced by a lack of wage pressures, should, we believe, keep a lid on price pressure in the production pipeline. We had, at the end of the annual period, already started to see some price pressure reduction, according to the latest available regional Purchasing Managers’ Index (PMI) surveys. Given our view on growth and inflation, we think the Fed will maintain its accommodative policy stance on short-term interest rates for at least the next 12 months. (Please note that Fed Chair Bernanke did not make his statement regarding monetary policy remaining accommodative through at least mid-2013 until after the close of the annual period on August 9, 2011.)

Translating the above macro-economic view into portfolio positioning, we expect to eventually see a slow gradual move to higher interest rates over the next 12-month period and a flattening of the TIPS yield curve. While this might seem contradictory to our view of slower economic growth, we actually view the current level of interest rates as consistent with negative growth — which is not the scenario we foresee. As such, at the end of the July 2011, we intended to maintain the Fund’s duration position, or interest rate risk, shorter than that of the Barclays Capital Index in the

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

months ahead. We further expected to maintain the Fund’s lesser exposure to TIPS compared to the benchmark index. At the same time, we currently expect to continue looking for tactical asset allocation opportunities in non-Treasury fixed income sectors, such as investment grade corporate bonds, commercial mortgage-backed securities and foreign bonds, as we seek to add value to the Fund’s results. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio’s holdings and duration stance if necessary.

Nicholas Pifer, CFA® Portfolio Manager	Vishal Khanduja, CFA® Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

10  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Inflation Protected Securities Fund Class A shares (from 3/4/04 to 7/31/11) as compared to the performance of the Barclays Capital U.S. Government Inflation-Linked Bond Index. In comparing the Fund’s Class A shares to this index, you should take into account the fact that the Fund’s performance reflects a maximum sales charge of 3.00%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at July 31, 2011
				Since
				inception
	1 year	3 years	5 years	3/4/04
Columbia Inflation Protected Securities Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,673	$11,395	$13,196	$13,953

Average annual total return	+6.73%	+4.45%	+5.70%	+4.60%

Barclays Capital U.S. Government Inflation-Linked Bond Index(1)
Cumulative value of $10,000	$11,199	$12,219	$14,301	$15,370

Average annual total return	+11.99%	+6.91%	+7.42%	+5.97%

Results for other share classes can be found on page 4.

12  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Columbia Inflation
	Protected Securities
	Fund Class	Barclays Capital
	A (includes	U.S. Government
	sales charge)	Inflation-Linked Bond
	($13,953)	Index(1) ($15,370)
3/4/04	9700	10000
4/04	9356	9664
7/04	9580	9930
10/04	9933	10317
1/05	10070	10469
4/05	10211	10639
7/05	10099	10534
10/05	10162	10619
1/06	10284	10770
4/06	10035	10514
7/06	10253	10746
10/06	10417	10939
1/07	10294	10824
4/07	10601	11154
7/07	10671	11249
10/07	11008	11628
1/08	11866	12533
4/08	11749	12434
7/08	11871	12578
10/08	10596	11193
1/09	11254	11977
4/09	11473	12196
7/09	11723	12528
10/09	12187	13054
1/10	12374	13333
4/10	12548	13515
7/10	12677	13723
10/10	13307	14427
1/11	12800	13976
4/11	13334	14609
7/11	13953	15370

(1)	The Barclays Capital U.S. Government Inflation-Linked Bond Index, an unmanaged index, measures the performance of the U.S. government inflation-linked bond market. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  13

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur, depending on the share class, two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until July 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	Feb. 1, 2011	July 31, 2011	the Period(a)	Expense Ratio
Class A

Actual(b)	$1,000	$1,089.60	$4.36	.85%

Hypothetical (5% return before expenses)	$1,000	$1,020.35	$4.21	.85%

Class B

Actual(b)	$1,000	$1,086.30	$8.19	1.60%

Hypothetical (5% return before expenses)	$1,000	$1,016.67	$7.91	1.60%

Class C

Actual(b)	$1,000	$1,086.70	$8.19	1.60%

Hypothetical (5% return before expenses)	$1,000	$1,016.67	$7.91	1.60%

Class I

Actual(b)	$1,000	$1,092.00	$2.26	.44%

Hypothetical (5% return before expenses)	$1,000	$1,022.36	$2.18	.44%

Class R

Actual(b)	$1,000	$1,088.40	$5.63	1.10%

Hypothetical (5% return before expenses)	$1,000	$1,019.13	$5.45	1.10%

Class R4

Actual(b)	$1,000	$1,091.30	$3.79	.74%

Hypothetical (5% return before expenses)	$1,000	$1,020.89	$3.67	.74%

Class W

Actual(b)	$1,000	$1,090.70	$4.20	.82%

Hypothetical (5% return before expenses)	$1,000	$1,020.50	$4.06	.82%

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  15

Fund Expense Example (continued)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	Feb. 1, 2011	July 31, 2011	the Period(a)	Expense Ratio
Class Z

Actual(b)	$1,000	$1,091.40	$3.08	.60%

Hypothetical (5% return before expenses)	$1,000	$1,021.58	$2.97	.60%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended July 31, 2011: +8.96% for Class A, +8.63% for Class B, +8.67% for Class C, +9.20% for Class I, +8.84% for Class R, +9.13% for Class R4, +9.07% for Class W and +9.14% for Class Z.

16  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Portfolio of Investments
Columbia Inflation Protected Securities Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes 3.4%

Banking 0.6%
BNP Paribas Home Loan Covered Bonds SFH(a)(b)
11/02/15	2.200%	$1,370,000	$1,358,482
Cie de Financement Foncier(a)(b)
09/16/15	2.500%	2,000,000	2,025,205

Total			3,383,687

Electric 0.5%
CenterPoint Energy Houston Electric LLC
01/15/14	5.750%	1,200,000	1,331,425
Nevada Power Co.
01/15/15	5.875%	1,050,000	1,191,815

Total			2,523,240

Environmental 0.2%
Waste Management, Inc.
03/11/15	6.375%	920,000	1,063,211

Food and Beverage 0.3%
Anheuser-Busch InBev Worldwide, Inc.(a)
11/15/14	5.375%	844,000	952,725
Kraft Foods, Inc. Senior Unsecured
08/23/18	6.125%	800,000	945,452

Total			1,898,177

Gas Pipelines 0.3%
Colorado Interstate Gas Co. Senior Unsecured
11/15/15	6.800%	420,000	495,941
Enterprise Products Operating LLC
02/01/16	3.200%	465,000	480,398
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
06/15/18	6.050%	625,000	721,380

Total			1,697,719

Healthcare Insurance 0.2%
UnitedHealth Group, Inc. Senior Unsecured
08/15/14	5.000%	950,000	1,046,234

Independent Energy 0.1%
Woodside Finance Ltd.(a)(b)
11/10/14	4.500%	600,000	646,433

Media Cable 0.4%
Comcast Corp.
02/15/18	5.875%	850,000	978,595
Time Warner Cable, Inc.
07/01/18	6.750%	820,000	976,599

Total			1,955,194

Media Non-Cable 0.4%
BSKYB Finance UK PLC(a)(b)
10/15/15	5.625%	1,000,000	1,131,583
TCM Sub LLC(b)
01/15/15	3.550%	900,000	957,475

Total			2,089,058

Wireless 0.2%
Rogers Communications, Inc.(a)
08/15/18	6.800%	900,000	1,083,416

Wirelines 0.2%
AT&T, Inc. Senior Unsecured
05/15/16	2.950%	1,050,000	1,086,120

Total Corporate Bonds & Notes
(Cost: $18,130,729)			$18,472,489

Residential Mortgage-Backed Securities - Non-Agency 2.7%

Castle Peak Loan Trust CMO Series 2010-NPL1 Class A(b)(c)
12/25/50	7.750%	$748,492	$748,492
Credit Suisse Mortgage Capital Certificates CMO Series 2010-17R Class 1A2(b)(c)(d)
06/26/36	2.586%	660,201	449,200
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(c)
04/25/33	5.500%	1,048,029	1,069,816
GSR Mortgage Loan Trust CMO Series 2005-5F Class 2A3(c)
06/25/35	5.500%	1,069,445	1,072,282
JP Morgan Mortgage Trust CMO Series 2007-A1 Class 1A1(c)(d)
07/25/35	2.805%	2,920,670	2,665,822

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Residential Mortgage-Backed Securities - Non-Agency (continued)
JP Morgan Reremic CMO Series 2010-5 Class 1A5(b)(c)(d)
04/26/37	4.500%	$1,606,000	$1,537,745
Morgan Stanley Reremic Trust CMO Series 2010-R9 Class 3A(b)(c)
11/26/36	3.250%	3,093,869	3,042,312
Prime Mortgage Trust CMO Series 2004-CL1 Class 3A1(c)(d)
02/25/34	6.919%	1,952,926	2,116,684
RBSSP Resecuritization Trust CMO Series 2010-12 Class 3A4(b)(c)(d)
06/27/32	4.000%	854,985	863,741
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-AR16 Class 4A6(c)(d)
10/25/35	2.770%	1,324,225	1,304,240

Total Residential Mortgage-Backed Securities - Non-Agency
(Cost: $15,130,821)			$14,870,334

Commercial Mortgage-Backed Securities - Non-Agency 4.7%

Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4(c)(d)
02/13/42	4.933%	$1,575,000	$1,693,274
Commercial Mortgage Pass-Through Certificates Series 2007-C9 Class A4(c)(d)
12/10/49	5.815%	1,300,000	1,439,716
GS Mortgage Securities Corp. II Series 2005-GG4 Class A4A(c)
07/10/39	4.751%	400,000	426,972
Greenwich Capital Commercial Funding Corp. (c) Series 2007-GG9 Class A4
03/10/39	5.444%	7,850,000	8,429,921
Greenwich Capital Commercial Funding Corp. (c)(e) Series 2007-GG9 Class A2
03/10/39	5.381%	232,613	235,286
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB20 Class ASB(c)
02/12/51	5.688%	1,500,000	1,595,079
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3(c)(d)
09/15/45	5.866%	3,325,000	3,604,576
Morgan Stanley Capital I Series 2007-IQ16 Class A4(c)
12/12/49	5.809%	2,500,000	2,727,417
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(b)(c)(d)
08/15/45	5.800%	5,135,000	5,651,272

Total Commercial Mortgage-Backed Securities - Non-Agency
(Cost: $25,125,073)			$25,803,513

Asset-Backed Securities - Non-Agency 0.3%

Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(d)
05/25/36	0.287%	$1,571,634	$1,529,714
Structured Asset Securities Corp. CMO Series 2006-NC1 Class A6(d)
05/25/36	0.237%	272,548	269,720

Total Asset-Backed Securities - Non-Agency
(Cost: $1,783,597)			$1,799,434

Inflation-Indexed Bonds 88.5%

U.S. Treasury Inflation-Indexed Bond
01/15/14	2.000%	$26,892,140	$29,175,975
04/15/14	1.250%	13,607,183	14,549,103
07/15/14	2.000%	24,863,273	27,347,889
04/15/15	0.500%	12,767,195	13,519,343
07/15/15	1.875%	28,913,382	32,356,372
01/15/16	2.000%	10,241,730	11,583,683
04/15/16	0.125%	6,139,500	6,411,443
01/15/17	2.375%	23,127,794	26,942,557
01/15/18	1.625%	7,007,780	7,910,112
01/15/20	1.375%	4,961,233	5,497,681
07/15/20	1.250%	42,177,254	46,207,275
01/15/21	1.125%	34,795,250	37,481,016
07/15/21	0.625%	4,795,144	4,914,262
01/15/25	2.375%	32,861,458	39,883,895
01/15/28	1.750%	10,619,482	11,905,548
01/15/29	2.500%	39,949,321	49,532,225
04/15/29	3.875%	20,608,650	30,049,758
02/15/41	2.125%	24,237,195	28,566,463
U.S. Treasury Inflation-Indexed Bond(e)
07/15/16	2.500%	21,249,410	24,785,891
07/15/18	1.375%	10,735,850	11,985,723
01/15/27	2.375%	20,277,419	24,647,131

Total Inflation-Indexed Bonds
(Cost: $449,009,561)			$485,253,345

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount		Value

Inflation-Indexed Bonds (continued)
Foreign Government Obligations 2.2%

AUSTRALIA 0.5%
New South Wales Treasury Corp. Government Liquid Guaranteed(a)
03/01/17	5.500%	AUD	2,760,000	$3,116,795

MEXICO 1.7%
Mexican Bonos(a)
12/17/15	8.000%	MXN	9,944,000	9,189,217

Total Foreign Government Obligations
(Cost: $10,252,002)				$12,306,012

	Shares	Value

Money Market Fund 1.1%

Columbia Short-Term Cash Fund, 0.162%(f)(g)	5,890,446	$5,890,446

Total Money Market Fund
(Cost: $5,890,446)		$5,890,446

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 0.1%

Repurchase Agreements 0.1%
Deutsche Bank AG dated 07/29/11, matures 08/01/11 repurchase price $547,634(h)
	0.250%	$547,630	$547,630

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $547,630)			$547,630

Total Investments
(Cost: $525,869,859)			$564,943,203
Other Assets & Liabilities, Net			(16,498,955)

Net Assets			$548,444,248

Investments in Derivatives

At July 31, 2011, $563,700 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.
Futures Contracts Outstanding at July 31, 2011

	Number of
	Contracts	Notional	Expiration	Unrealized	Unrealized
Contract Description	Long (Short)	Market Value	Date	Appreciation	Depreciation
U.S. Treasury Long Bond, 20-year	70	$8,968,750	Sept. 2011	$227,109	$—
U.S. Treasury Note, 2-year	(91)	(20,012,891)	Oct. 2011	—	(4,402)
U.S. Treasury Note, 5-year	(658)	(79,911,014)	Oct. 2011	—	(1,600,981)
U.S. Treasury Note, 10-year	93	11,688,938	Sept. 2011	—	(16,124)

Total				$227,109	$(1,621,507)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

Forward Foreign Currency Exchange Contracts Open at July 31, 2011

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange Date	be Delivered		be Received		Appreciation	Depreciation
HSBC Securities (USA), Inc.	August 22, 2011	2,780,000 (AUD	)	2,966,538 (USD	)	$—	$(78,878)
Notes to Portfolio of Investments

(a)	Represents a foreign security. At July 31, 2011, the value of foreign securities, excluding short-term securities, represented 3.56% of net assets.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $18,411,940 or 3.36% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2011.

(e)	At July 31, 2011, security was partially or fully on loan.

(f)	Investments in affiliates during the year ended July 31, 2011:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$2,224,515	$257,475,644	$(253,809,713)	$—	$5,890,446	$11,694	$5,890,446

(g)	The rate shown is the seven-day current annualized yield at July 31, 2011.

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Deutsche Bank AG (0.250%)
Security Description	Value
Fannie Mae REMICS	$86,634
Freddie Mac REMICS	233,285
Government National Mortgage Association	238,664

Total Market Value of Collateral Securities	$558,583

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Currency Legend

AUD	Australian Dollar
MXN	Mexican Peso
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager, Inputs used in valuations may

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$18,472,489	$—	$18,472,489
Residential Mortgage-Backed Securities — Non-Agency	—	12,584,097	2,286,237	14,870,334
Commercial Mortgage-Backed Securities — Non-Agency	—	25,803,513	—	25,803,513
Asset-Backed Securities — Non-Agency	—	1,799,434	—	1,799,434
Inflation-Indexed Bonds	—	485,253,345	—	485,253,345
Foreign Government Obligations	—	12,306,012	—	12,306,012

Total Bonds	—	556,218,890	2,286,237	558,505,127

Other
Affiliated Money Market Fund(c)	5,890,446	—	—	5,890,446
Investments of Cash Collateral Received for Securities on Loan	—	547,630	—	547,630

Total Other	5,890,446	547,630	—	6,438,076

Investments in Securities	5,890,446	556,766,520	2,286,237	564,943,203
Derivatives(d)
Assets
Futures Contracts	227,109	—	—	227,109
Liabilities
Futures Contracts	(1,621,507)	—	—	(1,621,507)
Forward Foreign Currency Exchange Contracts	—	(78,878)	—	(78,878)

Total	$4,496,048	$556,687,642	$2,286,237	$563,469,927

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain Residential Mortgage-Backed Securities-Non-Agency bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2011.

(d)	Futures contracts and forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Residential
	Mortgage-Backed	Asset-Backed
	Securities –	Securities –
	Non-Agency	Non-Agency	Total
Balance as of July 31, 2010	$—	$925,026	$925,026
Accrued discounts/premiums	—	3,951	3,951
Realized gain (loss)	553	3,029	3,582
Change in unrealized appreciation (depreciation)*	(20,034)	1,153	(18,881)
Sales	(530,032)	(933,159)	(1,463,191)
Purchases	2,835,750	—	2,835,750
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of July 31, 2011	$2,286,237	$—	$2,286,237

*	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2011 was $(20,034).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $519,431,783)	$558,505,127
Affiliated issuers (identified cost $5,890,446)	5,890,446
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $547,630)	547,630

Total investments (identified cost $525,869,859)	564,943,203
Cash	960
Foreign currency (identified cost $742,131)	769,066
Margin deposits on futures contracts	563,700
Receivable for:
Capital shares sold	1,379,672
Dividends	638
Interest	1,157,518
Expense reimbursement due from Investment Manager	2,224

Total assets	568,816,981

Liabilities
Due upon return of securities on loan	547,630
Unrealized depreciation on forward foreign currency exchange contracts	78,878
Payable for:
Investments purchased	17,552,426
Capital shares purchased	1,526,141
Variation margin on futures contracts	418,545
Investment management fees	6,539
Distribution fees	2,886
Transfer agent fees	109,499
Administration fees	1,035
Plan administration fees	1
Other expenses	129,153

Total liabilities	20,372,733

Net assets applicable to outstanding capital stock	$548,444,248

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  25

Statement of Assets and Liabilities (continued)
July 31, 2011

Represented by
Paid-in capital	$504,163,463
Undistributed net investment income	4,803,753
Accumulated net realized gain	1,847,774
Unrealized appreciation (depreciation) on:
Investments	39,073,344
Foreign currency translations	29,190
Forward foreign currency exchange contracts	(78,878)
Futures contracts	(1,394,398)

Total — representing net assets applicable to outstanding capital stock	$548,444,248

*Value of securities on loan	$8,552,682

Net assets applicable to outstanding shares
Class A	$273,194,763
Class B	$8,845,838
Class C	$17,962,928
Class I	$202,936,550
Class R	$1,955,036
Class R4	$75,593
Class W	$42,039,626
Class Z	$1,433,914
Shares outstanding
Class A	24,761,212
Class B	802,228
Class C	1,630,404
Class I	18,391,229
Class R	177,356
Class R4	6,856
Class W	3,804,829
Class Z	129,987
Net asset value per share
Class A(a)	$11.03
Class B	$11.03
Class C	$11.02
Class I	$11.03
Class R	$11.02
Class R4	$11.03
Class W	$11.05
Class Z	$11.03

(a)	The maximum offering price per share for Class A is $11.37. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Interest	$22,206,770
Dividends from affiliates	11,694
Income from securities lending — net	10,537
Foreign taxes withheld	(6,481)

Total income	22,222,520

Expenses:
Investment management fees	2,373,468
Distribution fees
Class A	687,482
Class B	132,836
Class C	170,856
Class R	8,927
Class W	98,695
Transfer agent fees
Class A	771,666
Class B	37,417
Class C	48,341
Class R	4,900
Class R4	49
Class W	100,676
Class Z	1,149
Administration fees	375,558
Plan administration fees
Class R	346
Class R4	199
Compensation of board members	12,476
Custodian fees	29,510
Printing and postage fees	76,190
Registration fees	153,272
Professional fees	34,198
Other	21,433

Total expenses	5,139,644
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,092,024)

Total net expenses	4,047,620

Net investment income	18,174,900

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  27

Statement of Operations (continued)
Year ended July 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$26,328,572
Foreign currency transactions	(14,553)
Forward foreign currency exchange contracts	(38,201)
Futures contracts	(1,983,878)
Options contracts written	190,169

Net realized gain	24,482,109
Net change in unrealized appreciation (depreciation) on:
Investments	11,668,736
Foreign currency translations	28,361
Forward foreign currency exchange contracts	(72,919)
Futures contracts	(1,459,494)

Net change in unrealized appreciation	10,164,684

Net realized and unrealized gain	34,646,793

Net increase in net assets resulting from operations	$52,821,693

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended July 31,	2011(a)	2010(b)
Operations
Net investment income	$18,174,900	$17,094,457
Net realized gain	24,482,109	10,333,574
Net change in unrealized appreciation	10,164,684	23,912,168

Net increase in net assets resulting from operations	52,821,693	51,340,199

Distributions to shareholders from:
Net investment income
Class A	(8,753,904)	(4,656,192)
Class B	(309,211)	(243,181)
Class C	(437,011)	(160,988)
Class I	(7,325,430)	(3,841,799)
Class R	(55,498)	(13,595)
Class R4	(2,695)	(1,395)
Class R5	—	(28)
Class W	(1,136,187)	(2,795,004)
Class Z	(25,561)	—

Total distributions to shareholders	(18,045,497)	(11,712,182)

Decrease in net assets from share transactions	(102,285,053)	(79,297,294)

Total decrease in net assets	(67,508,857)	(39,669,277)
Net assets at beginning of year	615,953,105	655,622,382

Net assets at end of year	$548,444,248	$615,953,105

Undistributed net investment income	$4,803,753	$4,705,315

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Class R shares are for the period from August 3, 2009 (commencement of operations) to July 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  29

Statement of Changes in Net Assets (continued)

	2011(a)		2010(b)
Year ended July 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	6,635,235	70,225,853	11,794,082	119,032,548
Conversions from Class B	356,739	3,855,886	512,162	5,305,388
Distributions reinvested	741,472	7,837,114	444,641	4,489,358
Redemptions	(11,722,071)	(123,241,184)	(8,992,409)	(90,843,200)

Net increase (decrease)	(3,988,625)	(41,322,331)	3,758,476	37,984,094

Class B shares
Subscriptions	495,585	5,332,658	338,180	3,410,890
Distributions reinvested	27,729	293,524	23,931	240,668
Conversions to Class A	(356,742)	(3,855,886)	(513,149)	(5,305,388)
Redemptions	(810,221)	(8,634,361)	(931,781)	(9,369,546)

Net decrease	(643,649)	(6,864,065)	(1,082,819)	(11,023,376)

Class C shares
Subscriptions	470,525	4,965,605	976,319	9,723,115
Distributions reinvested	31,454	332,779	12,760	128,750
Redemptions	(530,419)	(5,603,223)	(483,755)	(4,858,170)

Net increase (decrease)	(28,440)	(304,839)	505,324	4,993,695

Class I shares
Subscriptions	3,297,278	34,458,884	6,319,341	63,918,711
Distributions reinvested	693,179	7,325,038	394,500	3,983,029
Redemptions	(3,368,097)	(35,758,644)	(8,049,327)	(81,047,037)

Net increase (decrease)	622,360	6,025,278	(1,335,486)	(13,145,297)

Class R shares
Subscriptions	131,927	1,380,125	192,915	1,910,034
Distributions reinvested	1,846	19,509	443	4,490
Redemptions	(98,828)	(1,049,896)	(50,947)	(513,609)

Net increase	34,945	349,738	142,411	1,400,915

Class R4 shares
Subscriptions	1,230	12,876	1,938	19,433
Distributions reinvested	221	2,335	124	1,247
Redemptions	(2,234)	(23,558)	(2,745)	(27,229)

Net decrease	(783)	(8,347)	(683)	(6,549)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Class R shares are for the period from August 3, 2009 (commencement of operations) to July 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	2011(a)		2010(b)
Year ended July 31,	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares
Subscriptions	—	—	496	5,000
Redemptions	(496)	(5,198)	—	—

Net increase (decrease)	(496)	(5,198)	496	5,000

Class W shares
Subscriptions	1,673,343	17,860,805	1,848,407	18,620,656
Distributions reinvested	107,090	1,136,019	290,359	2,923,728
Redemptions	(7,666,226)	(80,539,217)	(11,923,708)	(121,050,160)

Net decrease	(5,885,793)	(61,542,393)	(9,784,942)	(99,505,776)

Class Z shares
Subscriptions	133,024	1,419,950	—	—
Distributions reinvested	458	4,878	—	—
Redemptions	(3,495)	(37,724)	—	—

Net increase	129,987	1,387,104	—	—

Total net decrease	(9,760,494)	(102,285,053)	(7,797,223)	(79,297,294)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Class R shares are for the period from August 3, 2009 (commencement of operations) to July 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  31

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$10.36	$9.75	$10.27	$9.69	$9.71

Income from investment operations:
Net investment income	0.34	0.25	0.00 (a)	0.59	0.35
Net realized and unrealized gain (loss) on investments	0.68	0.54	(0.14)	0.49	0.04

Total from investment operations	1.02	0.79	(0.14)	1.08	0.39

Less distributions to shareholders from:
Net investment income	(0.35)	(0.18)	(0.09)	(0.50)	(0.41)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.19)	—	—

Total distributions to shareholders	(0.35)	(0.18)	(0.38)	(0.50)	(0.41)

Net asset value, end of period	$11.03	$10.36	$9.75	$10.27	$9.69

Total return	10.02%	8.13%	(1.24% )	11.24%	4.08%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.10%	0.99%	0.93%	0.93%	0.98%

Net expenses after fees waived or expenses reimbursed(c)	0.85%	0.85%	0.85%	0.84%	0.84%

Net investment income (loss)	3.21%	2.53%	(0.02% )	5.74%	3.65%

Supplemental data
Net assets, end of period (in thousands)	$273,195	$297,827	$243,640	$222,999	$65,960

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$10.35	$9.74	$10.26	$9.69	$9.70

Income from investment operations:
Net investment income (loss)	0.25	0.19	(0.09)	0.48	0.26
Net realized and unrealized gain (loss) on investments	0.69	0.53	(0.12)	0.51	0.06

Total from investment operations	0.94	0.72	(0.21)	0.99	0.32

Less distributions to shareholders from:
Net investment income	(0.26)	(0.11)	(0.07)	(0.42)	(0.33)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.14)	—	—

Total distributions to shareholders	(0.26)	(0.11)	(0.31)	(0.42)	(0.33)

Net asset value, end of period	$11.03	$10.35	$9.74	$10.26	$9.69

Total return	9.22%	7.40%	(1.99% )	10.29%	3.40%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.74%	1.69%	1.69%	1.74%

Net expenses after fees waived or expenses reimbursed(c)	1.60%	1.61%	1.61%	1.60%	1.60%

Net investment income (loss)	2.37%	1.84%	(0.98% )	4.71%	2.68%

Supplemental data
Net assets, end of period (in thousands)	$8,846	$14,961	$24,639	$36,024	$16,144

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  33

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$10.35	$9.74	$10.26	$9.69	$9.70

Income from investment operations:
Net investment income (loss)	0.27	0.17	(0.08)	0.54	0.28
Net realized and unrealized gain (loss) on investments	0.67	0.55	(0.13)	0.45	0.04

Total from investment operations	0.94	0.72	(0.21)	0.99	0.32

Less distributions to shareholders from:
Net investment income	(0.27)	(0.11)	(0.07)	(0.42)	(0.33)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.14)	—	—

Total distributions to shareholders	(0.27)	(0.11)	(0.31)	(0.42)	(0.33)

Net asset value, end of period	$11.02	$10.35	$9.74	$10.26	$9.69

Total return	9.21%	7.41%	(1.98% )	10.30%	3.40%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.74%	1.68%	1.68%	1.74%

Net expenses after fees waived or expenses reimbursed(c)	1.60%	1.60%	1.60%	1.59%	1.60%

Net investment income (loss)	2.60%	1.72%	(0.79% )	5.25%	2.87%

Supplemental data
Net assets, end of period (in thousands)	$17,963	$17,161	$11,239	$10,683	$1,784

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$10.36	$9.75	$10.27	$9.69	$9.71

Income from investment operations:
Net investment income	0.40	0.30	0.05	0.54	0.46
Net realized and unrealized gain (loss) on investments	0.66	0.53	(0.16)	0.58	(0.04)

Total from investment operations	1.06	0.83	(0.11)	1.12	0.42

Less distributions to shareholders from:
Net investment income	(0.39)	(0.22)	(0.10)	(0.54)	(0.44)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.21)	—	—

Total distributions to shareholders	(0.39)	(0.22)	(0.41)	(0.54)	(0.44)

Net asset value, end of period	$11.03	$10.36	$9.75	$10.27	$9.69

Total return	10.47%	8.47%	(0.90% )	11.65%	4.44%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.57%	0.55%	0.54%	0.56%	0.58%

Net expenses after fees waived or expenses reimbursed(c)	0.45%	0.49%	0.51%	0.47%	0.49%

Net investment income	3.83%	2.94%	0.48%	5.34%	4.75%

Supplemental data
Net assets, end of period (in thousands)	$202,937	$184,100	$186,201	$402,166	$310,160

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  35

Financial Highlights (continued)

	Year ended
	July 31,
	2011	2010(e)
Class R
Per share data
Net asset value, beginning of period	$10.35	$9.68

Income from investment operations:
Net investment income	0.36	0.18
Net realized and unrealized gain on investments	0.63	0.62

Total from investment operations	0.99	0.80

Less distributions to shareholders from:
Net investment income	(0.32)	(0.13)

Net asset value, end of period	$11.02	$10.35

Total return	9.73%	8.34%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.36%	1.36%	(f)

Net expenses after fees waived or expenses reimbursed(c)	1.12%	1.29%	(f)

Net investment income	3.39%	1.84%	(f)

Supplemental data
Net assets, end of period (in thousands)	$1,955	$1,474

Portfolio turnover	99%	177%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$10.35	$9.74	$10.26	$9.66	$9.70

Income from investment operations:
Net investment income (loss)	0.36	0.26	(0.02)	0.63	0.33
Net realized and unrealized gain (loss) on investments	0.68	0.54	(0.10)	0.49	0.04

Total from investment operations	1.04	0.80	(0.12)	1.12	0.37

Less distributions to shareholders from:
Net investment income	(0.36)	(0.19)	(0.09)	(0.52)	(0.41)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.21)	—	—

Total distributions to shareholders	(0.36)	(0.19)	(0.40)	(0.52)	(0.41)

Net asset value, end of period	$11.03	$10.35	$9.74	$10.26	$9.66

Total return	10.24%	8.19%	(1.07% )	11.71%	3.92%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.88%	0.86%	0.85%	0.85%	0.77%

Net expenses after fees waived or expenses reimbursed(c)	0.75%	0.79%	0.69%	0.51%	0.69%

Net investment income (loss)	3.42%	2.57%	(0.20% )	6.11%	3.17%

Supplemental data
Net assets, end of period (in thousands)	$76	$79	$81	$43	$10

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  37

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007(g)
Class W
Per share data
Net asset value, beginning of period	$10.35	$9.75	$10.27	$9.69	$9.82

Income from investment operations:
Net investment income (loss)	0.30	0.26	(0.03)	0.75	0.33
Net realized and unrealized gain on investments	0.73	0.51	(0.12)	0.32	(0.25)

Total from investment operations	1.03	0.77	(0.15)	1.07	0.08

Less distributions to shareholders from:
Net investment income	(0.33)	(0.17)	(0.09)	(0.49)	(0.21)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.18)	—	—

Total distributions to shareholders	(0.33)	(0.17)	(0.37)	(0.49)	(0.21)

Net asset value, end of period	$11.05	$10.35	$9.75	$10.27	$9.69

Total return	10.14%	7.93%	(1.35% )	11.14%	0.95%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.01%	0.99%	1.00%	1.06%	(f)

Net expenses after fees waived or expenses reimbursed(c)	0.86%	0.94%	0.96%	0.92%	0.93%	(f)

Net investment income (loss)	2.87%	2.55%	(0.28% )	7.28%	5.19%	(f)

Supplemental data
Net assets, end of period (in thousands)	$42,040	$100,345	$189,822	$253,836	$5

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Year ended
	July 31, 2011(h)
Class Z
Per share data
Net asset value, beginning of period	$10.59

Income from investment operations:
Net investment income	0.60
Net realized and unrealized gain on investments	0.17

Total from investment operations	0.77

Less distributions to shareholders from:
Net investment income	(0.33)

Total distributions to shareholders	(0.33)

Net asset value, end of period	$11.03

Total return	7.45%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.85%	(f)

Net expenses after fees waived or expenses reimbursed(c)	0.60%	(f)

Net investment income	6.88%	(f)

Supplemental data
Net assets, end of period (in thousands)	$1,434

Portfolio turnover	99%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.
(e)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.
(f)	Annualized.
(g)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.
(h)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  39

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Bond Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective September 7, 2010, Class R2 shares were renamed Class R shares.

40  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

At August 27, 2010, all Class R5 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements (continued)

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities

42  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

(such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement),

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

44  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains/decrease the Fund’s exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

	Puts		Calls
	Contracts	Premiums	Contracts	Premiums
Balance July 31, 2010	—	$—	—	$—
Opened	340	150,895	198	58,896
Closed	(218)	(90,088)	—	—
Expired	(122)	(60,807)	(198)	(58,896)

Balance July 31, 2011	—	$—	—	$—

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at July 31, 2011

	Asset derivatives			Liability derivatives
	Statement of Assets			Statement of Assets
Risk Exposure	and Liabilities			and Liabilities
Category	Location	Fair Value		Location	Fair Value
Foreign exchange contracts				Unrealized depreciation on forward foreign currency exchange contracts	$78,878

Interest rate contracts	Net assets — unrealized appreciation on futures contracts	$227,109	*	Net assets — unrealized depreciation on futures contracts	1,621,507	*

Total		$227,109			$1,700,385

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

46  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations for the Year Ended July 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange	Future	Option
Risk Exposure Category	Contracts	Contracts	Contracts	Total
Foreign exchange contracts	$(38,201)	$—	$—	$(38,201)

Interest rate contracts	—	(1,983,878)	190,169	$(1,793,709)

Total	$(38,201)	$(1,983,878)	$190,169	$(1,831,910)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange	Future	Option
Risk Exposure Category	Contracts	Contracts	Contracts	Total
Foreign exchange contracts	$(72,919)	$—	$—	$(72,919)

Interest rate contracts	—	(1,459,494)	—	$(1,459,494)

Total	$(72,919)	$(1,459,494)	$—	$(1,532,413)

Volume of Derivative Instruments for the Year Ended July 31, 2011

Contracts
Opened
Forward Foreign Currency Exchange Contracts	8

Futures Contracts	12,776

Options Contracts	538

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Expenses
General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

48  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid each calendar quarter, if any. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.44% to 0.25% as the Fund’s net assets increase. The management fee for the year ended July 31, 2011 was 0.44% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, other expenses paid to this company were $286.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Funds.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R4, Class W and Class Z shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds that is a percentage of the average aggregate value of the Fund’s shares maintained in

50  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees.

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.28
Class C	0.28
Class R	0.28
Class R4	0.06
Class W	0.26
Class Z	0.30

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements (continued)

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $951,000 and $178,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $140,098 for Class A, $4,249 for Class B and $1,860 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.44
Class R	1.10
Class R4	0.74
Class W	0.85
Class Z	0.60

Prior to October 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.61
Class C	1.60
Class I	0.49
Class R	1.29
Class R4	0.79
Class W	0.94

52  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.40
Class R	1.10
Class R4	0.70
Class W	0.85
Class Z	0.60

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for futures and options contracts, foreign currency transactions and losses deferred due to wash sales were

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(30,965)
Accumulated net realized gain	30,965
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary income	$18,045,497	$11,712,182
Long-term capital gain	—	—

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,175,947
Undistributed accumulated long-term gain	4,870,363
Unrealized appreciation	34,234,475

At July 31, 2011, the cost of investments for federal income tax purposes was $529,032,941 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$36,232,018
Unrealized depreciation	(321,756)

Net unrealized appreciation	$35,910,262

For the year ended July 31, 2011, $17,202,378 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

54  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $542,602,271 and $644,799,209, respectively, for the year ended July 31, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2011, securities valued at $8,552,682 were on loan, secured by U.S. government securities valued at $7,940,371 and by cash collateral of $547,630 partially or fully invested in short-term securities or other cash equivalents. At July 31, 2011, due to fluctuating market conditions, the Fund was undercollateralized. However, on August 1, 2011, the Fund returned to an adequately collateralized position.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2011 is disclosed in the

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares. At July 31, 2011, the Investment Manager and/or affiliates owned approximately 37% of the outstanding fund shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to

56  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

$300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 10. Significant Risks

Non-Diversification Risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Inflation Protected Securities Risk
Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  57

Notes to Financial Statements (continued)

funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered

58  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Inflation Protected Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Inflation Protected Securities Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

60  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Inflation Protected Securities Fund of the Columbia Funds Series Trust II at July 31, 2011. the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  61

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	100%

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

62  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  63

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

64  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); Former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  65

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

66  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  67

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

68  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  69

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

70  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total dollar interest in the Fund.

1.	To elect directors to the Board.*

	Dollars	Dollars		Broker
	Voted “For”	Voted “Withhold”	Abstentions	Non-Votes
01 Kathleen Blatz	2,186,379,355.290	34,892,365.544	0.00	0.00
02 Edward J. Boudreau, Jr.	2,186,614,528.748	34,657,192.085	0.00	0.00
03 Pamela G. Carlton	2,186,716,623.628	34,555,097.206	0.00	0.00
04 William P. Carmichael	2,185,499,039.239	35,772,681.595	0.00	0.00
05 Patricia M. Flynn	2,186,763,056.011	34,508,664.823	0.00	0.00
06 William A. Hawkins	2,186,124,625.269	35,147,095.564	0.00	0.00
07 R. Glenn Hilliard	2,185,463,523.984	35,808,196.849	0.00	0.00
08 Stephen R. Lewis, Jr.	2,186,294,661.114	34,977,059.720	0.00	0.00
09 John F. Maher	2,186,240,201.535	35,031,519.299	0.00	0.00
10 John J. Nagorniak	2,186,262,362.655	35,009,358.179	0.00	0.00
11 Catherine James Paglia	2,186,414,141.089	34,857,579.744	0.00	0.00
12 Leroy C. Richie	2,186,068,461.396	35,203,259.438	0.00	0.00
13 Anthony M. Santomero	2,186,304,583.210	34,967,137.624	0.00	0.00
14 Minor M. Shaw	2,186,375,953.917	34,895,766.916	0.00	0.00
15 Alison Taunton-Rigby	2,186,156,052.835	35,115,667.999	0.00	0.00
16 William F. Truscott	2,186,310,038.954	34,961,681.879	0.00	0.00

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  71

Results of Meeting of Shareholders (continued)

2.	To approve the proposed amendment to the Articles of Incorporation of RiverSource Bond Series, Inc. to increase the maximum number of board members.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
2,162,628,445.133	25,906,313.878	32,736,796.413	165.410

Proposal 3. To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
352,160,720.687	7,910,090.282	12,836,782.118	116,976,972.400

Proposal 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
349,144,815.605	12,287,022.918	11,475,754.564	116,976,972.400

*	All dollars of RiverSource Bond Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

72  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Columbia Inflation Protected Securities Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
®2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6280 K (9/11)

Annual Report
and Prospectus

Columbia
Large Core Quantitative Fund

Annual Report for the Period Ended
July 31, 2011
(Prospectus also enclosed)

Columbia Large Core Quantitative Fund seeks to provide
shareholders with long-term capital growth.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	17

Statement of Assets and Liabilities	28

Statement of Operations	30

Statement of Changes in Net Assets	32

Financial Highlights	35

Notes to Financial Statements	44

Report of Independent Registered Public Accounting Firm	64

Federal Income Tax Information	66

Board Members and Officers	67

Proxy Voting	75

Results of Meeting of Shareholders	75

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Large Core Quantitative Fund (the Fund) Class A shares gained 22.76% (excluding sales charge) for the 12 months ended July 31, 2011.

>	The Fund outperformed the Standard & Poor’s 500 Index (S&P 500 Index), which rose 19.65%, for the same period.

>	The Fund also outperformed the Lipper Large-Cap Core Funds Index, representing the Fund’s peer group, which advanced 18.05% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2011)

Since
inception
	1 year	3 years	5 years	4/24/03
Columbia Large Core Quantitative Fund Class A (excluding sales charge)	+22.76%	+2.45%	+1.54%	+6.01%

S&P 500 Index (unmanaged)	+19.65%	+2.92%	+2.39%	+6.41%

Lipper Large-Cap Core Funds Index (unmanaged)	+18.05%	+2.21%	+2.20%	+5.59%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at July 31, 2011
Since
Without sales charge	1 year	3 years	5 years	inception
Class A (inception 4/24/03)	+22.76%	+2.45%	+1.54%	+6.01%

Class B (inception 4/24/03)	+21.87%	+1.68%	+0.80%	+5.20%

Class C (inception 4/24/03)	+21.89%	+1.68%	+0.78%	+5.20%

Class I (inception 7/15/04)	+23.34%	+2.84%	+1.94%	+4.46%

Class R (inception 12/11/06)	+22.51%	+2.15%	N/A	-1.04%

Class R4 (inception 4/24/03)	+22.83%	+2.56%	+1.68%	+6.17%

Class R5 (inception 12/11/06)	+23.38%	+2.86%	N/A	-0.41%

Class W (inception 12/1/06)	+22.83%	+2.43%	N/A	-0.52%

Class Z (inception 9/27/10)	N/A	N/A	N/A	+17.89%*

With sales charge
Class A (inception 4/24/03)	+15.68%	+0.44%	+0.35%	+5.24%

Class B (inception 4/24/03)	+16.87%	+0.72%	+0.46%	+5.20%

Class C (inception 4/24/03)	+20.89%	+1.68%	+0.78%	+5.20%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

4  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

Equity Style
Value	Blend	Growth
	X		Large
			Medium	Size
Small

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  5

Manager Commentary

Dear Shareholder,
Effective August 1, 2011, Oliver Buckley joined Brian Condon in the management of the Fund.

Columbia Large Core Quantitative Fund (the Fund) Class A shares gained 22.76% (excluding sales charge) for the 12 months ended July 31, 2011. The Fund outperformed the Standard & Poor’s 500 Index (S&P 500 Index), which rose 19.65%, as well as the Lipper Large-Cap Core Funds Index, representing the Fund’s peer group, which advanced 18.05%, for the same period.

Significant performance factors
The Fund outperformed the S&P 500 Index in eight of the benchmark’s ten sectors due primarily to effective stock selection. Stock selection was strongest within the financials sector during the period. Within financials, an underweight in Bank of America relative to the S&P 500 Index was the greatest positive contributor to investment results as it materially underperformed both the financials sector and the broad benchmark index during the annual period. Overweights in consumer finance companies Capital One Financial and Discover Financial Services also contributed positively to the Fund’s results. In contrast, positions in commercial bank PNC Financial Services Group and insurer Hartford Financial Services Group detracted from the Fund’s results relative to the S&P 500 Index

SECTOR BREAKDOWN(1) (at July 31, 2011)

Consumer Discretionary	10.2%

Consumer Staples	10.8

Energy	12.8

Financials	14.3

Health Care	11.5

Industrials	10.4

Information Technology	18.5

Materials	3.6

Telecommunication Services	3.1

Utilities	3.6

Other(2)	1.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

6  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

during the annual period. We eliminated the Fund’s positions in Bank of America and PNC Financial Services Group by the end of the annual period.

Stock selection in the consumer discretionary sector further boosted the Fund’s outperformance of the S&P 500 Index during the annual period. Within consumer discretionary, an emphasis on the specialty retail industry and good security selection among internet and catalog retail companies proved particularly effective. Notable individual contributors were specialty retailer Limited Brands and e-commerce company priceline.com. The Fund held larger positions than the S&P 500 Index in each of these holdings, and each significantly outpaced the consumer discretionary sector and the S&P 500 Index overall.

Similarly, information technology was a strong contributor to the Fund’s results, with effective stock selection driving outperformance of the sector. Having a larger weighting than the S&P 500 Index in both Apple and International Business Machines (IBM) helped performance, as both stocks outperformed the information technology sector and the S&P 500 Index. In contrast, positions in semiconductor company Teradyne, printer

TOP TEN HOLDINGS(1) (at July 31, 2011)

Apple, Inc.	5.2%

Microsoft Corp.	3.9

Chevron Corp.	3.5

International Business Machines Corp.	3.4

Philip Morris International, Inc.	3.1

JPMorgan Chase & Co.	3.1

Wal-Mart Stores, Inc.	2.9

Pfizer, Inc.	2.8

Apache Corp.	2.5

ConocoPhillips	2.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

manufacturer Lexmark International and Microsoft detracted from the Fund’s results relative to the S&P 500 Index during the annual period.

Elsewhere, having overweights in oil services company National Oilwell Varco within the energy sector, in health benefits provider UnitedHealth Group within the health care sector and in tobacco company Philip Morris International within the consumer staples sector contributed strongly to the Fund’s relative results during the annual period.

Stock selection in the industrials sector proved to be the largest detractor from relative performance. Key detractors within the sector were Raytheon and Lockheed Martin. The Fund had larger positions in these stocks than the S&P 500 Index, and they were two of the sector’s weakest performers.

Utilities was also a poor relative performer for the Fund due primarily to stock selection during the annual period. Electric utility Exelon and multi-utility company Public Service Enterprise Group were the biggest individual detractors from relative performance in this sector.

In other sectors, Wal-Mart Stores in the consumer staples sector and gold miner Newmont Mining in the materials sector detracted significantly from the Fund’s results during the annual period. We eliminated the Fund’s position in Newmont Mining by the end of the annual period.

Looking at the performance of the themes within our quantitative models, the Quality sub-component performed particularly well, especially during those months when a “flight to safety” spurred by the European government debt crisis and doubts about the global economic recovery dominated. Indeed, the high-quality focus embedded in our stock selection process helped stabilize results during what was a volatile annual period overall. The Catalyst theme, which attempts to identify stocks that have strong business and market momentum relative to their peers, also contributed to overall Fund performance during the annual period. The Valuation sub-component of our model, which attempts to help the Fund capitalize on stocks that look inexpensive relative to their peers, produced mixed results but detracted from the Fund’s performance overall.

8  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Changes to the Fund’s portfolio
Our portfolio construction process limits the size of individual holdings in the Fund, as well as sector and industry allocations relative to the S&P 500 Index. For risk control, we also apply additional constraints on market capitalization and beta. In addition, we limit portfolio turnover in an effort to keep implementation costs low. That said, there were some changes in sector allocations over the period as a result of the Fund’s bottom-up stock selection process.

The Fund’s allocation to the energy sector went from a modest overweight at the beginning of the period to a modest underweight at the end of the fiscal year. Conversely, the Fund’s allocations to the materials and utilities sectors went from modest underweights to modest overweights. Since our risk control process is designed to keep sector weightings essentially in line with the S&P 500 Index, the largest weight difference between the Fund and the S&P 500 Index at the end of the period was in financial services, at less than 0.4%.

We stayed true to our investment discipline using our integrated models to drive stock selection based on three broad sub-components or themes — Quality, Valuation and Catalyst. Quality-theme factors include profitability as well as strength and sustainability measures, such as return on assets, return on equity, receivables, reserve management and cash flow accruals. Valuation-theme factors measure profitability-at-a-reasonable-price and growth-at-a-reasonable-price and include cash flow, operating income, sales, earnings, book value and risk-adjusted return. Catalyst-theme factors include long-term and short-term momentum measures and estimate revisions.

Looking at the performance of the themes within our quantitative models, the Quality sub-component performed particularly well, especially during those months when a “flight to safety” spurred by the European government debt crisis and doubts about the global economic recovery dominated.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

Our future strategy
At the end of the annual period, U.S. unemployment was persistently high, and many observers were concerned about the impact of the conclusion of the Federal Reserve Board’s quantitative easing program, known as QE2, at the end of June 2011 on the economy. On the other hand, evidence was building that the housing sector might have bottomed and may actually start to show minor improvement. Corporate profits in general were better than expected, despite the fact that the rate of change was beginning to slow from the rapid rise off the economy’s recession bottom. Further giving reason for cautious optimism was that with low interest rates, strong balance sheets and weak economic growth, we believe we should see continued merger and acquisition activity over the near term, as it is cheaper to buy than to build.

Please note that it was after the end of the annual period, during the first two weeks of August, that the U.S. government’s discussions of the debt ceiling reached a fervor, and Standard & Poor’s downgraded the U.S. credit rating. While the financial markets reacted with extreme day-to-day volatility, it remains to be seen what the longer-term market reaction will be. We would point out that two of three major independent rating agencies still think the U.S. is AAA, having confirmed its rating those same first weeks of August. Further, we believe early August equity market performance can, in large part, be attributed to the slowing U.S. economy rather than to any fundamental risk of default. After all, no country with a AAA or AA rating has ever defaulted — indeed, the revised rating suggests that the U.S. has an “extremely strong” capacity to meet its obligations. Finally, as “crises” go, we’ve seen much worse in the past. We believe that, in face of short-term uncertainty, the best wisdom for investors — and managers — is to continue a well-diversified investment plan and to maintain a focus on the long term.

Given this view, we intend to continue to use our quantitative-based themes in our stock selection process. Consistent with our disciplined approach, we remain focused on the long term and maintain the Fund’s diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment models. We are convinced of the merit of our multifaceted,

10  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund’s portfolio in whatever market conditions lie ahead.

Brian Condon, CFA® Portfolio Manager	Oliver Buckley Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Large Core Quantitative Fund Class A shares (from 4/24/03 to 7/31/11) as compared to the performance of the Standard & Poor’s 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at July 31, 2011
				Since
				inception
	1 year	3 years	5 years	4/24/03
Columbia Large Core Quantitative Fund (includes sales charge)
Class A Cumulative value of $10,000	$11,568	$10,132	$10,175	$15,256

Average annual total return	+15.68%	+0.44%	+0.35%	+5.24%

S&P 500 Index(1)
Cumulative value of $10,000	$11,965	$10,902	$11,256	$16,716

Average annual total return	+19.65%	+2.92%	+2.39%	+6.41%

Lipper Large-Cap Core Funds Index(2)
Cumulative value of $10,000	$11,805	$10,678	$11,150	$15,675

Average annual total return	+18.05%	+2.21%	+2.20%	+5.59%

Results for other share classes can be found on page 4.

12  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Columbia Large
	Core Quantitative
	Fund Class
	A (includes		Lipper Large-Cap
	sales charge)	S&P 500	Core Funds
	($15,256)	Index(1) ($16,716)	Index(2) ($153675)
4/24/2003	9425	10000	10000
	9482	10063	10054
3-Jul	10254	10917	10813
	10933	11635	11412
	11889	12580	12232
	11580	12365	11993
4-Jul	11484	12356	11895
	11850	12731	12202
	12520	13363	12765
	12341	13149	12481
5-Jul	13315	14092	13388
	13216	13842	13258
	14254	14751	14193
	14505	15176	14533
6-Jul	14148	14850	14057
	15365	16103	15199
	16150	16891	15908
	16672	17488	16447
7-Jul	16400	17246	16329
	17467	18448	17483
	15602	16501	15714
	15844	16670	15850
8-Jul	14202	15333	14678
	11062	11789	11206
	9082	10127	9690
	9564	10784	10458
9-Jul	10909	12272	11914
	11507	12945	12491
	11941	13483	12993
	13384	14972	14299
10-Jul	12440	13970	13278
	13437	15083	14304
	14636	16474	15507
	15719	17550	16459
11-Jul	15256	16716	15675

(1)	The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  13

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur, depending on the share class, two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until July 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	Feb. 1, 2011	July 31, 2011	the Period(a)	Expense Ratio
Class A

Actual(b)	$1,000	$1,043.30	$5.66	1.13%

Hypothetical (5% return before expenses)	$1,000	$1,018.98	$5.59	1.13%

Class B

Actual(b)	$1,000	$1,039.90	$9.40	1.88%

Hypothetical (5% return before expenses)	$1,000	$1,015.30	$9.29	1.88%

Class C

Actual(b)	$1,000	$1,040.30	$9.41	1.88%

Hypothetical (5% return before expenses)	$1,000	$1,015.30	$9.29	1.88%

Class I

Actual(b)	$1,000	$1,046.80	$3.56	.71%

Hypothetical (5% return before expenses)	$1,000	$1,021.04	$3.52	.71%

Class R

Actual(b)	$1,000	$1,041.50	$6.91	1.38%

Hypothetical (5% return before expenses)	$1,000	$1,017.75	$6.83	1.38%

Class R4

Actual(b)	$1,000	$1,043.20	$4.71	.94%

Hypothetical (5% return before expenses)	$1,000	$1,019.91	$4.66	.94%

Class R5

Actual(b)	$1,000	$1,046.90	$3.36	.67%

Hypothetical (5% return before expenses)	$1,000	$1,021.23	$3.32	.67%

Class W

Actual(b)	$1,000	$1,045.00	$5.67	1.13%

Hypothetical (5% return before expenses)	$1,000	$1,018.98	$5.59	1.13%

Class Z

Actual(b)	$1,000	$1,045.00	$4.16	.83%

Hypothetical (5% return before expenses)	$1,000	$1,020.45	$4.11	.83%

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  15

Fund Expense Example (continued)

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended July 31, 2011: +4.33% for Class A, +3.99% for Class B, +4.03% for Class C, +4.68% for Class I, +4.15% for Class R, +4.32% for Class R4, +4.69% for Class R5, +4.50% for Class W and 4.50% for Class Z.

16  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Portfolio of Investments
Columbia Large Core Quantitative Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 98.8%

CONSUMER DISCRETIONARY 10.2%

Diversified Consumer Services 1.7%
Apollo Group, Inc., Class A(a)	1,073,363	$54,559,041
H&R Block, Inc.(b)	391,500	5,856,840

Total		60,415,881

Internet & Catalog Retail 0.7%
priceline.com, Inc.(a)	43,600	23,441,540

Media 3.4%
Comcast Corp., Class A	1,684,200	40,454,484
DIRECTV, Class A(a)	1,311,000	66,441,480
Time Warner Cable, Inc.	130,802	9,589,095

Total		116,485,059

Multiline Retail 0.1%
Family Dollar Stores, Inc.	79,379	4,215,819

Specialty Retail 4.3%
AutoZone, Inc.(a)(b)	205,127	58,553,502
GameStop Corp., Class A(a)(b)	242,823	5,725,766
Limited Brands, Inc.(b)	1,522,519	57,642,569
Ross Stores, Inc.	307,376	23,289,880
TJX Companies, Inc.	34,640	1,915,592

Total		147,127,309

TOTAL CONSUMER DISCRETIONARY		351,685,608

CONSUMER STAPLES 10.8%

Beverages 0.2%
Coca-Cola Enterprises, Inc.	194,500	5,467,395

Food & Staples Retailing 4.2%
Kroger Co. (The)	868,732	21,605,365
Wal-Mart Stores, Inc.(b)	1,850,092	97,518,349
Walgreen Co.	662,790	25,875,322

Total		144,999,036

Food Products 1.7%
Hershey Co. (The)(b)	831,984	46,957,177
Hormel Foods Corp.(b)	375,308	10,872,673

Total		57,829,850

Household Products 0.4%
Kimberly-Clark Corp.	209,600	13,699,456

Tobacco 4.3%
Lorillard, Inc.	409,700	43,518,334
Philip Morris International, Inc.	1,474,919	104,969,985

Total		148,488,319

TOTAL CONSUMER STAPLES		370,484,056

ENERGY 12.8%

Energy Equipment & Services 2.0%
National Oilwell Varco, Inc.	848,782	68,386,366

Oil, Gas & Consumable Fuels 10.8%
Apache Corp.	682,796	84,475,521
Chevron Corp.	1,144,521	119,053,074
ConocoPhillips(b)	1,069,528	76,995,321
Exxon Mobil Corp.	581,641	46,409,135
Marathon Oil Corp.	273,033	8,455,832
Tesoro Corp.(a)(b)	1,235,643	30,013,769
Valero Energy Corp.	221,472	5,563,377

Total		370,966,029

TOTAL ENERGY		439,352,395

FINANCIALS 14.3%

Capital Markets 2.0%
Franklin Resources, Inc.	476,611	60,510,533
T Rowe Price Group, Inc.(b)	144,875	8,228,900

Total		68,739,433

Commercial Banks 0.8%
KeyCorp	3,474,210	27,932,648

Consumer Finance 2.5%
Capital One Financial Corp.(b)	1,154,597	55,189,737
Discover Financial Services	1,188,855	30,446,576

Total		85,636,313

Diversified Financial Services 4.0%
Citigroup, Inc.(b)	431,341	16,537,614
JPMorgan Chase & Co.	2,591,985	104,845,793
Moody’s Corp.(b)	255,000	9,080,550
NASDAQ OMX Group, Inc. (The)(a)	292,766	7,046,878

Total		137,510,835

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

FINANCIALS (cont.)
Insurance 3.7%
Aflac, Inc.	669,981	$30,859,325
Hartford Financial Services Group, Inc.(b)	1,532,743	35,896,841
Lincoln National Corp.(b)	699,183	18,528,349
Prudential Financial, Inc.	586,404	34,410,187
Torchmark Corp.	196,058	7,918,783

Total		127,613,485

Real Estate Investment Trusts (REITs) 1.3%
Apartment Investment & Management Co., Class A	249,263	6,804,880
Public Storage	41,383	4,950,648
Simon Property Group, Inc.(b)	276,830	33,360,783

Total		45,116,311

TOTAL FINANCIALS		492,549,025

HEALTH CARE 11.5%

Biotechnology 1.8%
Biogen Idec, Inc.(a)	293,400	29,888,658
Gilead Sciences, Inc.(a)	792,134	33,554,796

Total		63,443,454

Health Care Equipment & Supplies 0.4%
Baxter International, Inc.	221,616	12,891,403

Health Care Providers & Services 1.9%
UnitedHealth Group, Inc.	1,319,240	65,473,881

Pharmaceuticals 7.4%
Abbott Laboratories	595,244	30,547,922
Eli Lilly & Co.(b)	1,954,473	74,856,316
Forest Laboratories, Inc.(a)	218,358	8,092,348
Merck & Co., Inc.	1,374,171	46,900,456
Pfizer, Inc.	4,885,093	93,989,189

Total		254,386,231

TOTAL HEALTH CARE		396,194,969

INDUSTRIALS 10.4%

Aerospace & Defense 4.5%
General Dynamics Corp.	599,091	40,822,061
Lockheed Martin Corp.(b)	489,390	37,061,505
Northrop Grumman Corp.(b)	226,737	13,719,856
Raytheon Co.(b)	783,384	35,040,766
United Technologies Corp.	333,257	27,607,010

Total		154,251,198

Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	538,745	37,291,929

Commercial Services & Supplies 1.1%
Pitney Bowes, Inc.(b)	669,404	14,425,656
RR Donnelley & Sons Co.(b)	1,362,273	25,624,355

Total		40,050,011

Construction & Engineering 0.5%
KBR, Inc.	490,823	17,497,840

Electrical Equipment 0.1%
Emerson Electric Co.	70,970	3,483,917

Industrial Conglomerates 2.1%
General Electric Co.	4,089,907	73,250,234

Professional Services 0.4%
Dun & Bradstreet Corp.	195,900	14,212,545

Trading Companies & Distributors 0.6%
WW Grainger, Inc.(b)	131,200	19,466,144

TOTAL INDUSTRIALS		359,503,818

INFORMATION TECHNOLOGY 18.5%

Computers & Peripherals 6.8%
Apple, Inc.(a)	456,771	178,359,940
Dell, Inc.(a)(b)	809,863	13,152,175
Lexmark International, Inc., Class A(a)(b)	508,794	17,080,215
SanDisk Corp.(a)	244,750	10,409,217
Western Digital Corp.(a)	459,883	15,847,568

Total		234,849,115

IT Services 3.3%
International Business Machines Corp.(b)(c)	631,581	114,853,005

Semiconductors & Semiconductor Equipment 4.6%
Intel Corp.(b)	2,137,819	47,737,498
Micron Technology, Inc.(a)(b)	1,451,769	10,699,538
Novellus Systems, Inc.(a)(b)	207,462	6,439,621
Teradyne, Inc.(a)(b)	1,737,100	23,433,479
Texas Instruments, Inc.(b)	2,309,615	68,711,046

Total		157,021,182

Software 3.8%
Microsoft Corp.	4,799,470	131,505,478

TOTAL INFORMATION TECHNOLOGY		638,228,780

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
MATERIALS 3.6%

Chemicals 2.1%
CF Industries Holdings, Inc.	123,874	$19,240,110
Eastman Chemical Co.	479,896	46,353,155
PPG Industries, Inc.	83,901	7,064,464

Total		72,657,729

Metals & Mining 1.5%
Freeport-McMoRan Copper & Gold, Inc.	994,074	52,646,159

TOTAL MATERIALS		125,303,888

TELECOMMUNICATION SERVICES 3.1%

Diversified Telecommunication Services 3.1%
AT&T, Inc.	1,008,500	29,508,710
Verizon Communications, Inc.(b)	2,174,274	76,730,129

Total		106,238,839

TOTAL TELECOMMUNICATION SERVICES		106,238,839

UTILITIES 3.6%

Electric Utilities 2.2%
Entergy Corp.	97,800	6,533,040
Exelon Corp.(b)	1,536,185	67,699,673

Total		74,232,713

Independent Power Producers & Energy Traders 0.5%
AES Corp. (The)(a)	1,446,101	17,801,503

Multi-Utilities 0.9%
Public Service Enterprise Group, Inc.	986,929	32,321,925

TOTAL UTILITIES		124,356,141

Total Common Stocks
(Cost: $2,910,404,803)		$3,403,897,519

Money Market Fund 1.2%

Columbia Short-Term Cash Fund, 0.162%(d)(e)	42,085,238	$42,085,238

Total Money Market Fund
(Cost: $42,085,238)		$42,085,238

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 22.5%

Asset-Backed Commercial Paper 1.4%
Antalis US Funding Corp.
08/23/11	0.275%	$4,996,486	$4,996,486
Barton Capital Corp.
08/01/11	0.350%	9,999,709	9,999,709
Cancara Asset Securitisation LLC
08/18/11	0.170%	14,997,875	14,997,875
LMA Americas LLC
08/01/11	0.350%	9,999,708	9,999,708
Royal Park Investments Funding Corp.
09/16/11	0.410%	9,989,636	9,989,636

Total			49,983,414

Certificates of Deposit 14.1%
ABM AMRO Bank N.V.
08/01/11	0.220%	15,497,727	15,497,727
Barclays Bank PLC
08/19/11	0.330%	20,000,000	20,000,000
09/15/11	0.310%	15,000,000	15,000,000
Clydesdale Bank PLC
08/03/11	0.275%	10,000,000	10,000,000
10/21/11	0.340%	9,991,319	9,991,319
10/25/11	0.330%	4,000,000	4,000,000
Commerzbank AG
08/22/11	0.180%	15,000,000	15,000,000
Credit Agricole
08/23/11	0.230%	19,988,251	19,988,251
Credit Industrial et Commercial
11/21/11	0.410%	20,000,000	20,000,000
Credit Suisse
10/25/11	0.237%	15,000,000	15,000,000
DZ Bank AG
08/25/11	0.200%	5,000,000	5,000,000
Deutsche Bank AG
08/12/11	0.150%	35,000,000	35,000,000
Erste Bank der Oesterreichische
08/02/11	0.240%	20,000,183	20,000,183
KBC Bank NV
08/03/11	0.140%	5,000,000	5,000,000
La Banque Postale
09/13/11	0.250%	5,000,000	5,000,000
09/20/11	0.380%	15,000,000	15,000,000
Lloyds Bank PLC
10/14/11	0.260%	25,000,000	25,000,000
N.V. Bank Nederlandse Gemeenten
08/05/11	0.260%	15,000,000	15,000,000
09/28/11	0.260%	17,000,000	17,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
National Bank of Canada
10/07/11	0.235%	$15,000,000	$15,000,000
11/18/11	0.227%	15,000,000	15,000,000
Nationwide Building Society
08/23/11	0.250%	13,491,381	13,491,381
Natixis
10/07/11	0.496%	25,000,000	25,000,000
Pohjola Bank PLC
08/15/11	0.340%	10,000,000	10,000,000
Rabobank
01/20/12	0.228%	20,000,000	20,000,000
Skandinaviska Enskilda Banken
08/04/11	0.295%	16,000,000	16,000,000
Societe Generale
09/01/11	0.250%	5,000,000	5,000,000
09/01/11	0.310%	14,985,676	14,985,676
09/23/11	0.411%	15,000,000	15,000,000
Swedbank AB
08/05/11	0.240%	20,000,000	20,000,000
Union Bank of Switzerland
11/14/11	0.221%	20,000,000	20,000,000
United Overseas Bank Ltd.
08/26/11	0.300%	10,000,000	10,000,000

Total			485,954,537

Commercial Paper 1.2%
Danske Corp.
08/02/11	0.220%	14,994,775	14,994,775
08/08/11	0.240%	9,996,267	9,996,267
Macquarie Bank Ltd.
09/27/11	0.300%	9,994,833	9,994,833
PB Capital Corp.
08/12/11	0.491%	4,994,011	4,994,011

Total			39,979,886

Money Market Fund 0.4%
JPMorgan Prime Money Market
Fund, 0.010%(d)		15,000,000	15,000,000

Other Short-Term Obligations 0.8%
Goldman Sachs Group, Inc. (The)
08/08/11	0.300%	15,000,000	15,000,000
10/17/11	0.280%	12,000,000	12,000,000

Total			27,000,000

Repurchase Agreements 4.6%
Cantor Fitzgerald & Co. dated 07/29/11, matures 08/01/11, repurchase price $5,000,096(f)
	0.230%	5,000,000	5,000,000
Citibank NA dated 07/29/11, matures 08/01/11, repurchase price $3,000,055(f)
	0.220%	3,000,000	3,000,000
Citigroup Global Markets, Inc. dated 07/29/11, matures 08/01/11, repurchase price $10,000,100(f)
	0.120%	10,000,000	10,000,000
Credit Suisse Securities (USA) LLC dated 07/29/11, matures 08/01/11, repurchase price $41,770,253(f)
	0.180%	41,769,627	41,769,627
G.X. Clarke and Company dated 07/29/11, matures 08/01/11, repurchase price $4,000,070(f)
	0.210%	4,000,000	4,000,000
Mizuho Securities USA, Inc. dated 07/29/11, matures 08/01/11, repurchase price $50,001,000(f)
	0.240%	50,000,000	50,000,000
Nomura Securities dated 07/29/11, matures 08/01/11, repurchase price $40,000,783(f)
	0.235%	40,000,000	40,000,000
Pershing LLC dated 07/29/11, matures 08/01/11, repurchase price $5,000,088(f)
	0.210%	5,000,000	5,000,000

Total			158,769,627

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $776,687,464)			$776,687,464

Total Investments
(Cost: $3,729,177,505)			$4,222,670,221
Other Assets & Liabilities, Net			(776,577,290)

Net Assets			$3,446,092,931

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Futures Contracts Outstanding at July 31, 2011

	Number of
	Contracts	Notional	Expiration	Unrealized	Unrealized
Contract Description	Long (Short)	Market Value	Date	Appreciation	Depreciation
S&P 500 Index	130	$41,873,000	September 2011	$—	(808,218)
Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At July 31, 2011, security was partially or fully on loan.

(c)	At July 31, 2011, investments in securities included securities valued at $16,366,500 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	The rate shown is the seven-day current annualized yield at July 31, 2011.

(e)	Investments in affiliates during the year ended July 31, 2011:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$27,183,889	$544,981,694	$(530,080,345)	$—	$42,085,238	$99,183	$42,085,238

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.230%)
Security Description	Value
Fannie Mae Grantor Trust	$9,875
Fannie Mae Interest Strip	568,424
Fannie Mae Pool	1,289,640
Fannie Mae Principal Strip	16,376
Fannie Mae REMICS	238,870
Fannie Mae Whole Loan	13,353
Federal Farm Credit Bank	23,927
Federal Home Loan Banks	49,276
Federal Home Loan Mortgage Corp	32,347
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	11,606
Federal National Mortgage Association	28,953
Freddie Mac Non Gold Pool	922,810
Freddie Mac REMICS	596,308

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.230%) (continued)
Security Description	Value
Freddie Mac Strips	$72,143
Ginnie Mae I Pool	125,050
Ginnie Mae II Pool	117,189
Government National Mortgage Association	400,374
United States Treasury Inflation Indexed Bonds	5,624
United States Treasury Strip Coupon	518,849
United States Treasury Strip Principal	59,006

Total Market Value of Collateral Securities	$5,100,000

Citibank NA (0.220%)
Security Description	Value
Fannie Mae Pool	$2,132,275
Freddie Mac Gold Pool	927,725

Total Market Value of Collateral Securities	$3,060,000

Citigroup Global Markets, Inc. (0.120%)
Security Description	Value
Fannie Mae REMICS	$4,216,043
Fannie Mae-Aces	154,054
Freddie Mac REMICS	5,116,423
Government National Mortgage Association	713,480

Total Market Value of Collateral Securities	$10,200,000

Credit Suisse Securities (USA) LLC (0.180%)
Security Description	Value
United States Treasury Note/Bond	$42,605,083

Total Market Value of Collateral Securities	$42,605,083

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

G.X. Clarke and Company (0.210%)
Security Description	Value
Fannie Mae Discount Notes	$9,183
Fannie Mae Interest Strip	2,261
Federal Farm Credit Bank	709,055
Federal Home Loan Bank Discount Notes	11,917
Federal Home Loan Banks	1,346,380
Federal Home Loan Mortgage Corp	598,698
Federal National Mortgage Association	759,872
Freddie Mac Discount Notes	7,261
Freddie Mac Strips	13,688
International Bank for Reconstruction & Development	3,158
Resolution Funding Corp Interest Strip	351
Tennessee Valley Authority	37,380
Tennessee Valley Authority Generic Strip	180
United States Treasury Inflation Indexed Bonds	84,183
United States Treasury Note/Bond	410,517
United States Treasury Strip Coupon	57,366
United States Treasury Strip Principal	28,589

Total Market Value of Collateral Securities	$4,080,039

Mizuho Securities USA, Inc. (0.240%)
Security Description	Value
Fannie Mae Benchmark REMIC	$137,962
Fannie Mae Grantor Trust	47,599
Fannie Mae Pool	13,358,926
Fannie Mae REMICS	13,521,037
Fannie Mae Whole Loan	107,233
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	668,662
Freddie Mac Gold Pool	306,293
Freddie Mac Non Gold Pool	974,706
Freddie Mac REMICS	16,209,565
Ginnie Mae II Pool	27,380
Government National Mortgage Association	5,640,637

Total Market Value of Collateral Securities	$51,000,000

Nomura Securities (0.235%)
Security Description	Value
Ginnie Mae II Pool	$40,800,000

Total Market Value of Collateral Securities	$40,800,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Pershing LLC (0.210%)
Security Description	Value
Fannie Mae REMICS	$1,130,310
Fannie Mae Whole Loan	9,954
Freddie Mac Reference REMIC	106,413
Freddie Mac REMICS	3,454,042
Government National Mortgage Association	399,281

Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  25

Portfolio of Investments (continued)

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets(b)	Inputs	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$351,685,608	$—	$—	$351,685,608
Consumer Staples	370,484,056	—	—	370,484,056
Energy	439,352,395	—	—	439,352,395
Financials	492,549,025	—	—	492,549,025
Health Care	396,194,969	—	—	396,194,969
Industrials	359,503,818	—	—	359,503,818
Information Technology	638,228,780	—	—	638,228,780
Materials	125,303,888	—	—	125,303,888
Telecommunication Services	106,238,839	—	—	106,238,839
Utilities	124,356,141	—	—	124,356,141

Total Equity Securities	3,403,897,519	—	—	3,403,897,519

Other
Affiliated Money Market Fund(c)	42,085,238	—	—	42,085,238
Investments of Cash Collateral Received for Securities on Loan	15,000,000	761,687,464	—	776,687,464

Total Other	57,085,238	761,687,464	—	818,772,702

Investments in Securities	3,460,982,757	761,687,464	—	4,222,670,221
Derivatives(d)
Liabilities
Futures Contracts	(808,218)	—	—	(808,218)

Total	$3,460,174,539	$761,687,464	$—	$4,221,862,003

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  27

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,910,404,803)	$3,403,897,519
Affiliated issuers (identified cost $42,085,238)	42,085,238
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $617,917,837)	617,917,837
Repurchase agreements (identified cost $158,769,627)	158,769,627

Total investments (identified cost $3,729,177,505)	4,222,670,221
Receivable for:
Capital shares sold	667,802
Dividends	4,583,595
Interest	74,888
Reclaims	69,621
Expense reimbursement due from Investment Manager	7,650
Receivable for equity-linked notes (Note 9)	491,192
Other assets	22,506

Total assets	4,228,587,475

Liabilities
Due upon return of securities on loan	776,687,464
Payable for:
Investments purchased	25,134
Capital shares purchased	4,485,726
Variation margin on futures contracts	308,700
Investment management fees	56,134
Distribution fees	24,458
Transfer agent fees	341,361
Administration fees	4,835
Plan administration fees	503
Other expenses	560,229

Total liabilities	782,494,544

Net assets applicable to outstanding capital stock	$3,446,092,931

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Represented by
Paid-in capital	$5,288,018,503
Undistributed net investment income	20,517,037
Accumulated net realized loss	(2,355,381,994)
Unrealized appreciation (depreciation) on:
Investments	493,492,716
Foreign currency translations	10,412
Futures contracts	(808,218)
Receivables for equity-linked notes (Note 9)	244,475

Total — representing net assets applicable to outstanding capital stock	$3,446,092,931

*Value of securities on loan	$756,380,840

Net assets applicable to outstanding shares
Class A	$2,845,786,252
Class B	$114,106,615
Class C	$23,060,674
Class I	$212,969,116
Class R	$2,579,294
Class R4	$73,035,829
Class R5	$31,225,180
Class W	$141,510,039
Class Z	$1,819,932
Shares outstanding
Class A	492,581,277
Class B	19,887,902
Class C	4,059,771
Class I	36,608,853
Class R	446,859
Class R4	12,588,788
Class R5	5,388,059
Class W	24,373,458
Class Z	313,300
Net asset value per share
Class A(a)	$5.78
Class B	$5.74
Class C	$5.68
Class I	$5.82
Class R	$5.77
Class R4	$5.80
Class R5	$5.80
Class W	$5.81
Class Z	$5.81

(a)	The maximum offering price per share for Class A is $6.13. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  29

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Dividends	$84,887,958
Dividends from affiliates	99,183
Income from securities lending — net	1,170,903
Foreign taxes withheld	(150,482)

Total income	86,007,562

Expenses:
Investment management fees	23,367,407
Distribution fees
Class A	7,097,899
Class B	1,563,265
Class C	233,949
Class R	12,985
Class R3	1
Class W	562,882
Transfer agent fees
Class A	6,432,580
Class B	359,040
Class C	53,343
Class R	5,383
Class R4	14,890
Class R5	2,278
Class W	482,710
Class Z	883
Administration fees	1,858,033
Plan administration fees
Class R	521
Class R3	1
Class R4	402,358
Compensation of board members	79,613
Custodian fees	70,705
Printing and postage fees	508,105
Registration fees	169,325
Professional fees	68,251
Other	163,196

Total expenses	43,509,603
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,032,601)

Total net expenses	41,477,002

Net investment income	44,530,560

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$348,313,667
Foreign currency transactions	49,546
Futures contracts	8,823,615

Net realized gain	357,186,828
Net change in unrealized appreciation (depreciation) on:
Investments	367,466,185
Foreign currency translations	(29,431)
Futures contracts	(830,578)
Receivables for equity-linked notes (Note 9)	100,930

Net change in unrealized appreciation	366,707,106

Net realized and unrealized gain	723,893,934

Net increase in net assets resulting from operations	$768,424,494

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  31

Statement of Changes in Net Assets

Year ended July 31,	2011(a)	2010
Operations
Net investment income	$44,530,560	$44,295,307
Net realized gain (loss)	357,186,828	(136,144,579)
Net change in unrealized appreciation	366,707,106	518,165,657

Net increase in net assets resulting from operations	768,424,494	426,316,385

Distributions to shareholders from:
Net investment income
Class A	(19,008,014)	(46,395,739)
Class B	—	(2,071,740)
Class C	—	(237,652)
Class I	(3,373,722)	(13,083,100)
Class R	(10,590)	(17,934)
Class R3	—	(128)
Class R4	(1,315,233)	(3,996,938)
Class R5	(294,557)	(279,981)
Class W	—	(21,497,369)
Class Z	(28)	—

Total distributions to shareholders	(24,002,144)	(87,580,581)

Increase (decrease) in net assets from share transactions	(1,040,225,267)	1,546,158,982

Total increase (decrease) in net assets	(295,802,917)	1,884,894,786
Net assets at beginning of year	3,741,895,848	1,857,001,062

Net assets at end of year	$3,446,092,931	$3,741,895,848

Undistributed (excess of distributions over) net investment income	$20,517,037	$(366,709)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Year ended July 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	10,343,421	56,255,818	10,784,504	51,073,321
Fund merger	—	—	481,393,025	2,145,265,006
Conversions from Class B	6,913,209	40,292,121	10,543,095	49,970,227
Distributions reinvested	3,345,015	17,929,279	9,418,377	43,353,611
Redemptions	(95,444,367)	(516,184,850)	(105,593,553)	(499,521,241)

Net increase (decrease)	(74,842,722)	(401,707,632)	406,545,448	1,790,140,924

Class B shares
Subscriptions	319,662	1,607,960	2,259,472	10,668,758
Fund merger	—	—	46,018,619	204,721,762
Distributions reinvested	—	—	439,252	2,051,626
Conversions to Class A	(6,960,942)	(40,292,121)	(10,610,109)	(49,970,227)
Redemptions	(6,025,787)	(31,813,413)	(9,206,091)	(43,428,507)

Net increase (decrease)	(12,667,067)	(70,497,574)	28,901,143	124,043,412

Class C shares
Subscriptions	493,082	2,647,136	578,648	2,714,874
Fund merger	—	—	4,760,196	20,969,821
Distributions reinvested	—	—	46,332	213,339
Redemptions	(1,147,451)	(6,159,569)	(1,167,803)	(5,468,056)

Net increase (decrease)	(654,369)	(3,512,433)	4,217,373	18,429,978

Class I shares
Subscriptions	16,866,194	96,046,407	10,321,219	49,322,036
Fund merger	—	—	8,392,835	37,568,585
Distributions reinvested	627,059	3,373,579	2,889,508	13,082,819
Redemptions	(46,740,737)	(263,634,329)	(32,395,788)	(151,534,615)

Net decrease	(29,247,484)	(164,214,343)	(10,792,226)	(51,561,175)

Class R shares
Subscriptions	239,123	1,322,746	169,630	808,574
Fund merger	—	—	420,791	1,877,697
Distributions reinvested	441	2,365	662	3,125
Redemptions	(255,981)	(1,429,810)	(128,468)	(607,266)

Net increase (decrease)	(16,417)	(104,699)	462,615	2,082,130

Class R3 shares
Fund merger	—	—	612	2,732
Redemptions	(1,273)	(5,843)	—	—

Net increase (decrease)	(1,273)	(5,843)	612	2,732

Class R4 shares
Subscriptions	3,229,455	17,590,005	4,153,046	19,843,167
Fund merger	—	—	15,915,653	71,155,805
Distributions reinvested	244,463	1,315,211	877,433	3,996,912
Redemptions	(25,039,934)	(140,806,187)	(7,531,805)	(35,727,247)

Net increase (decrease)	(21,566,016)	(121,900,971)	13,414,327	59,268,637

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  33

Statement of Changes in Net Assets (continued)

Year ended July 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares
Subscriptions	717,685	3,930,469	663,718	3,187,831
Fund merger	—	—	5,440,327	24,248,507
Distributions reinvested	54,941	294,486	59,413	279,835
Redemptions	(614,549)	(3,365,938)	(934,137)	(4,432,299)

Net increase	158,077	859,017	5,229,321	23,283,874

Class W shares
Subscriptions	7,467,760	40,157,177	17,173,271	80,620,665
Distributions reinvested	—	—	4,787,849	21,497,270
Redemptions	(62,136,413)	(321,143,444)	(112,043,210)	(521,649,465)

Net decrease	(54,668,653)	(280,986,267)	(90,082,090)	(419,531,530)

Class Z shares
Subscriptions	354,223	2,087,120	—	—
Redemptions	(40,923)	(241,642)	—	—

Net increase	313,300	1,845,478	—	—

Total net increase (decrease)	(193,192,624)	(1,040,225,267)	357,896,523	1,546,158,982

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$4.74	$4.30	$5.88	$7.22	$6.74

Income from investment operations:
Net investment income	0.06	0.05	0.09	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.02	0.54	(1.47)	(1.00)	0.97

Total from investment operations	1.08	0.59	(1.38)	(0.91)	1.05

Less distributions to shareholders from:
Net investment income	(0.04)	(0.15)	(0.05)	(0.06)	(0.06)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.04)	(0.15)	(0.20)	(0.43)	(0.57)

Net asset value, end of period	$5.78	$4.74	$4.30	$5.88	$7.22

Total return	22.76%	14.03%	(23.19% )	(13.40% )	15.92%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.18%	1.15%	0.96%	0.96%	1.05%

Net expenses after fees waived or expenses reimbursed(b)	1.12%	1.00%	0.95%	0.96%	1.03%

Net investment income	1.19%	1.10%	2.11%	1.35%	1.13%

Supplemental data
Net assets, end of period (in thousands)	$2,845,786	$2,688,843	$692,100	$1,067,409	$1,410,073

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  35

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$4.71	$4.27	$5.80	$7.12	$6.65

Income from investment operations:
Net investment income	0.02	0.01	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.01	0.54	(1.44)	(0.99)	0.96

Total from investment operations	1.03	0.55	(1.38)	(0.95)	0.99

Less distributions to shareholders from:
Net investment income	—	(0.11)	—	—	(0.01)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	—	(0.11)	(0.15)	(0.37)	(0.52)

Net asset value, end of period	$5.74	$4.71	$4.27	$5.80	$7.12

Total return	21.87%	13.03%	(23.68% )	(14.07% )	15.18%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.93%	1.93%	1.73%	1.72%	1.82%

Net expenses after fees waived or expenses reimbursed(b)	1.88%	1.78%	1.71%	1.72%	1.79%

Net investment income	0.44%	0.29%	1.35%	0.59%	0.37%

Supplemental data
Net assets, end of period (in thousands)	$114,107	$153,326	$15,588	$35,383	$62,091

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$4.66	$4.24	$5.78	$7.11	$6.65

Income from investment operations:
Net investment income	0.02	0.01	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.00	0.53	(1.44)	(0.99)	0.96

Total from investment operations	1.02	0.54	(1.38)	(0.95)	0.99

Less distributions to shareholders from:
Net investment income	—	(0.12)	(0.01)	(0.01)	(0.02)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	—	(0.12)	(0.16)	(0.38)	(0.53)

Net asset value, end of period	$5.68	$4.66	$4.24	$5.78	$7.11

Total return	21.89%	12.97%	(23.66% )	(14.11% )	15.14%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.94%	1.92%	1.72%	1.72%	1.81%

Net expenses after fees waived or expenses reimbursed(b)	1.88%	1.77%	1.71%	1.72%	1.79%

Net investment income	0.44%	0.31%	1.35%	0.59%	0.36%

Supplemental data
Net assets, end of period (in thousands)	$23,061	$21,982	$2,105	$2,788	$3,323

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  37

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$4.77	$4.33	$5.93	$7.27	$6.78

Income from investment operations:
Net investment income	0.09	0.08	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investments	1.02	0.53	(1.49)	(0.99)	0.97

Total from investment operations	1.11	0.61	(1.38)	(0.88)	1.08

Less distributions to shareholders from:
Net investment income	(0.06)	(0.17)	(0.07)	(0.09)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.06)	(0.17)	(0.22)	(0.46)	(0.59)

Net asset value, end of period	$5.82	$4.77	$4.33	$5.93	$7.27

Total return	23.34%	14.38%	(22.90% )	(12.98% )	16.29%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.71%	0.61%	0.56%	0.61%	0.70%

Net expenses after fees waived or expenses reimbursed(b)	0.69%	0.54%	0.56%	0.61%	0.67%

Net investment income	1.62%	1.66%	2.51%	1.69%	1.47%

Supplemental data
Net assets, end of period (in thousands)	$212,969	$314,251	$331,847	$391,425	$441,407

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007(c)
Class R(d)
Per share data
Net asset value, beginning of period	$4.73	$4.30	$5.88	$7.21	$7.57

Income from investment operations:
Net investment income	0.05	0.03	0.08	0.08	0.03
Net realized and unrealized gain (loss) on investments	1.01	0.54	(1.47)	(1.00)	0.20

Total from investment operations	1.06	0.57	(1.39)	(0.92)	0.23

Less distributions to shareholders from:
Net investment income	(0.02)	(0.14)	(0.04)	(0.04)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.02)	(0.14)	(0.19)	(0.41)	(0.59)

Net asset value, end of period	$5.77	$4.73	$4.30	$5.88	$7.21

Total return	22.51%	13.43%	(23.30% )	(13.51% )	3.31%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.44%	1.43%	1.32%	1.41%	1.49%	(e)

Net expenses after fees waived or expenses reimbursed(b)	1.38%	1.36%	1.16%	1.16%	1.48%	(e)

Net investment income	0.92%	0.71%	1.92%	1.15%	0.55%	(e)

Supplemental data
Net assets, end of period (in thousands)	$2,579	$2,194	$3	$4	$5

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  39

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$4.76	$4.32	$5.91	$7.25	$6.76

Income from investment operations:
Net investment income	0.08	0.06	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.00	0.54	(1.48)	(1.00)	0.98

Total from investment operations	1.08	0.60	(1.38)	(0.90)	1.07

Less distributions to shareholders from:
Net investment income	(0.04)	(0.16)	(0.06)	(0.07)	(0.07)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.04)	(0.16)	(0.21)	(0.44)	(0.58)

Net asset value, end of period	$5.80	$4.76	$4.32	$5.91	$7.25

Total return	22.83%	14.14%	(23.05% )	(13.26% )	16.15%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.97%	0.92%	0.86%	0.91%	0.95%

Net expenses after fees waived or expenses reimbursed(b)	0.96%	0.85%	0.78%	0.84%	0.87%

Net investment income	1.39%	1.31%	2.28%	1.47%	1.29%

Supplemental data
Net assets, end of period (in thousands)	$73,036	$162,519	$89,591	$126,216	$157,584

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

40  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007(c)
Class R5
Per share data
Net asset value, beginning of period	$4.75	$4.31	$5.90	$7.24	$7.57

Income from investment operations:
Net investment income	0.09	0.07	0.11	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.02	0.54	(1.48)	(1.00)	0.20

Total from investment operations	1.11	0.61	(1.37)	(0.89)	0.26

Less distributions to shareholders from:
Net investment income	(0.06)	(0.17)	(0.07)	(0.08)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.06)	(0.17)	(0.22)	(0.45)	(0.59)

Net asset value, end of period	$5.80	$4.75	$4.31	$5.90	$7.24

Total return	23.38%	14.41%	(22.91% )	(13.09% )	3.76%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.72%	0.68%	0.58%	0.66%	0.75%	(e)

Net expenses after fees waived or expenses reimbursed(b)	0.70%	0.61%	0.58%	0.66%	0.74%	(e)

Net investment income	1.61%	1.46%	2.48%	1.66%	1.28%	(e)

Supplemental data
Net assets, end of period (in thousands)	$31,225	$24,848	$3	$4	$5

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  41

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007(f)
Class W
Per share data
Net asset value, beginning of period	$4.73	$4.29	$5.86	$7.22	$7.46

Income from investment operations:
Net investment income	0.06	0.06	0.09	0.08	0.03
Net realized and unrealized gain on investments	1.02	0.53	(1.47)	(1.00)	0.32

Total from investment operations	1.08	0.59	(1.38)	(0.92)	0.35

Less distributions to shareholders from:
Net investment income	—	(0.15)	(0.04)	(0.07)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	—	(0.15)	(0.19)	(0.44)	(0.59)

Net asset value, end of period	$5.81	$4.73	$4.29	$5.86	$7.22

Total return	22.83%	13.93%	(23.21% )	(13.52% )	5.01%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.17%	1.05%	1.01%	1.06%	1.18%	(e)

Net expenses after fees waived or expenses reimbursed(b)	1.12%	0.98%	1.01%	1.06%	1.13%	(e)

Net investment income	1.22%	1.27%	2.07%	1.22%	0.59%	(e)

Supplemental data
Net assets, end of period (in thousands)	$141,510	$373,927	$725,762	$1,355,144	$744,888

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

42  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(g)
Class Z
Per share data
Net asset value, beginning of period	$4.98

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.82

Total from investment operations	0.89

Less distributions to shareholders from:
Net investment income	(0.06)

Total distributions to shareholders	(0.06)

Net asset value, end of period	$5.81

Total return	17.89%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.89%	(e)

Net expenses after fees waived or expenses reimbursed(b)	0.83%	(e)

Net investment income	1.52%	(e)

Supplemental data
Net assets, end of period (in thousands)	$1,820

Portfolio turnover	57%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	For the period from December 11, 2006 (commencement of operations) to July 31, 2007.
(d)	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(e)	Annualized.
(f)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.
(g)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Large Core Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Large Cap Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective September 7, 2010, Class R2 shares were renamed Class R shares.

At August 27, 2010, all Class R3 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

44  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

46  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at July 31, 2011

	Liability Derivatives
	Statement of Assets
	and Liabilities
Risk Exposure Category	Location	Fair Value
Equity contracts	Net assets — unrealized depreciation on futures contracts	$808,218	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

48  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations for the Year Ended July 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Future Contracts
Equity contracts	$8,823,615

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Future Contracts
Equity contracts	$(830,578)

Volume of Derivative Instruments for the Year Ended July 31, 2011
Contracts
Opened
Futures contracts	3,362

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any

50  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. Prior to July 1, 2011, the rates were an annual fee that declined from 0.600% to 0.375% as assets increased. Also prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. The maximum adjustment was 12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $2,333,133 for the year ended July 31, 2011. The management fee for the year ended July 31, 2011 was 0.63% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.05% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, other expenses paid to this company were $3,331.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements (continued)

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Funds.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R4, Class R5, Class W and Class Z shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees.

52  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class R	0.21
Class R4	0.01
Class R5	0.01
Class W	0.21
Class Z	0.22

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $116,683. The liability remaining at July 31, 2011 for non-recurring charges associated with the lease amounted to $75,749 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2011 is included in other assets in the Statement of Assets and Liabilities at cost of $22,506.

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $9,010,000 and $1,300,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,363,385 for Class A, $163,768 for Class B and $2,528 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.07%
Class B	1.82
Class C	1.82
Class I	0.64
Class R	1.32
Class R4	0.94
Class R5	0.69
Class W	1.07
Class Z	0.82

Prior to October 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any

54  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.02%
Class B	1.80
Class C	1.78
Class I	0.57
Class R	1.37
Class R4	0.87
Class R5	0.62
Class W	1.02

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.06%
Class B	1.81
Class C	1.81
Class I	0.64
Class R	1.31
Class R4	0.94
Class R5	0.69
Class W	1.06
Class Z	0.81

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for futures contracts, foreign currency transactions, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$498,875
Accumulated net realized loss	(29,462,551)
Paid-in capital	28,963,676

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary income	$24,002,144	$87,580,581
Long-term capital gain	—	—

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$20,988,808
Undistributed accumulated long-term gain	—
Accumulated realized loss	(2,347,723,605)
Unrealized appreciation	484,809,225

At July 31, 2011, the cost of investments for federal income tax purposes was $3,737,979,792 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$539,219,251
Unrealized depreciation	(54,528,822)

Net Unrealized appreciation	$484,690,429

56  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

The following capital loss carryforward, determined at July 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$357,904,087
2017	1,368,589,070
2018	621,230,448

Total	$2,347,723,605

For the year ended July 31, 2011, $107,126,689 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,080,500,631 and $3,081,504,817, respectively, for the year ended July 31, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  57

Notes to Financial Statements (continued)

the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2011, securities valued at $756,380,840 were on loan, secured by cash collateral of $776,687,464 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares.

Note 9. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an

58  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

aggregate principal amount of $2.6 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $246,717 based on the estimated amounts recoverable for the notes and recognized realized losses of $2.3 million. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At July 31, 2011, the value of the receivable balances was $491,192, which represented 0.01% of the Fund’s net assets.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  59

Notes to Financial Statements (continued)

that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 11. Fund Mergers

At the close of business on September 11, 2009, Columbia Large Core Quantitative Fund acquired the assets and assumed the identified liabilities of RiverSource Large Cap Equity Fund and Seligman Common Stock Fund. The mergers were completed after shareholders of the acquired fund approved the plans on June 2, 2009.

The aggregate net assets of Columbia Large Core Quantitative Fund immediately before the acquisitions were $1,879,250,294 and the combined net assets immediately after the acquisitions were $4,385,060,209.

The mergers were accomplished by tax-free exchanges of 729,934,986 shares of RiverSource Large Cap Equity Fund valued at $2,406,154,730 and 14,681,342 shares of Seligman Common Stock Fund valued at $99,655,185.

In exchange for RiverSource Large Cap Equity Fund shares, Columbia Large Core Quantitative Fund issued the following number of shares:

Shares
Class A	461,367,825
Class B	45,802,954
Class C	3,041,958
Class I	8,392,835
Class R	613
Class R3	612
Class R4	15,915,653
Class R5	5,436,673

In exchange for Seligman Common Stock Fund shares, Columbia Large Core Quantitative Fund issued the following number of shares:

Shares
Class A	20,025,200
Class B	215,665
Class C	1,718,238
Class R	420,178
Class R5	3,654

60  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

For financial reporting purposes, net assets received and shares issued by Columbia Large Core Quantitative Fund were recorded at fair value; however, cost of investments for RiverSource Large Cap Equity Fund and Seligman Common Stock Fund were carried forward to align ongoing reporting of Columbia Large Core Quantitative Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of net assets after adjustments for any permanent book-to-tax differences at the merger date for RiverSource Large Cap Equity Fund and Seligman Common Stock Fund were as follows:

	RiverSource Large	Seligman Common
	Cap Equity Fund	Stock Fund
Capital stock	$4,210,331,804	$191,584,231
Undistributed (excess of distributions over) net investment income	$(735,495)	$1,404
Accumulated net realized loss	$(1,949,209,843)	$(88,859,870)
Unrealized appreciation (depreciation)	$145,768,264	$(3,070,580)

Total net assets	$2,406,154,730	$99,655,185

The financial statements reflect the operations of Columbia Large Core Quantitative Fund for the period prior to the mergers and the combined fund for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Large Cap Equity Fund and Seligman Common Stock Fund that have been included in the combined Fund’s Statement of Operations since the mergers were completed. Assuming the mergers had been completed on August 1, 2009, Columbia Large Core Quantitative Fund’s pro-forma net investment income, net loss on investments, and net increase in net assets from operations for the year ended July 31, 2010 would have been $26.1 million, $(108.1) million and $586.7 million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  61

Notes to Financial Statements (continued)

United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to

62  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Large Core Quantitative Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Core Quantitative Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

64  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Large Core Quantitative Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  65

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100%
Dividends Received Deduction for corporations	100%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

66  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  67

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

68  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); Former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  69

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

70  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  71

Board Members and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

72  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  73

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

74  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

Columbia Large Core Quantitative Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1.
To elect directors to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	2,395,161,283.041	108,014,586.552	0.000	0.000
02.	Edward J. Boudreau, Jr.	2,391,774,319.754	111,401,549.840	0.000	0.000
03.	Pamela G. Carlton	2,394,761,775.505	108,414,094.089	0.000	0.000
04.	William P. Carmichael	2,391,218,406.171	111,957,463.422	0.000	0.000
05.	Patricia M. Flynn	2,395,297,083.912	107,878,785.681	0.000	0.000
06.	William A. Hawkins	2,392,165,340.174	111,010,529.420	0.000	0.000
07.	R. Glenn Hilliard	2,389,597,166.837	113,578,702.756	0.000	0.000
08.	Stephen R. Lewis, Jr.	2,393,975,494.794	109,200,374.799	0.000	0.000
09.	John F. Maher	2,395,663,620.152	107,512,249.441	0.000	0.000
10.	John J. Nagorniak	2,394,100,671.680	109,075,197.913	0.000	0.000
11.	Catherine James Paglia	2,392,810,373.315	110,365,496.279	0.000	0.000
12.	Leroy C. Richie	2,392,052,955.365	111,122,914.229	0.000	0.000
13.	Anthony M. Santomero	2,391,925,944.058	111,249,925.535	0.000	0.000
14.	Minor M. Shaw	2,392,064,619.824	111,111,249.770	0.000	0.000
15.	Alison Taunton-Rigby	2,393,345,043.024	109,830,826.570	0.000	0.000
16.	William F. Truscott	2,392,456,233.768	110,719,635.825	0.000	0.000

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  75

Results of Meeting of Shareholders (continued)

Proposal 2.
To approve a proposed amendment to the Articles of Incorporation.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
2,298,529,383.584	103,322,137.485	101,324,316.584	31.940

Proposal 3.
To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
2,058,826,220.279	120,925,742.276	111,569,041.769	211,854,865.270

Proposal 4.
To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
2,062,107,452.832	124,924,753.736	104,288,797.855	211,854,865.170

76  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Columbia Large Core Quantitative Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc. member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6263 L (9/11)

Annual Report
and Prospectus

Columbia
Limited Duration Credit Fund

Annual Report for the Period Ended
July 31, 2011
(Prospectus also enclosed)

Columbia Limited Duration Credit Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	25

Statement of Operations	27

Statement of Changes in Net Assets	29

Financial Highlights	32

Notes to Financial Statements	39

Report of Independent Registered Public Accounting Firm	57

Federal Income Tax Information	59

Board Members and Officers	60

Proxy Voting	68

Results of Meeting of Shareholders	68

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Limited Duration Credit Fund (the Fund) Class A shares gained 4.87% (excluding sales charge) for the 12 months ended July 31, 2011.

>	The Fund outperformed its primary benchmark, the Barclays Capital U.S. 1-5 Year Credit Index, which advanced 4.28% during the same time period.

>	The Fund also outperformed its peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, which increased 4.07% during the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2011)

Since
inception
	1 year	3 years	5 years	6/19/03
Columbia Limited Duration Credit Fund Class A (excluding sales charge)	+4.87%	+6.54%	+5.14%	+3.83%

Barclays Capital U.S. 1-5 Year Credit Index (unmanaged)	+4.28%	+6.60%	+5.99%	+4.40%

Lipper Short-Intermediate Investment Grade Debt Funds Index (unmanaged)	+4.07%	+6.18%	+5.27%	+3.84%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at July 31, 2011
Since
Without sales charge	1 year	3 years	5 years	inception
Class A (inception 6/19/03)	+4.87%	+6.54%	+5.14%	+3.83%

Class B (inception 6/19/03)	+4.08%	+5.73%	+4.35%	+3.05%

Class C (inception 6/19/03)	+4.09%	+5.73%	+4.37%	+3.05%

Class I (inception 3/4/04)	+5.34%	+6.91%	+5.53%	+4.43%

Class R4 (inception 6/19/03)	+4.92%	+6.65%	+5.37%	+4.03%

Class W (inception 12/1/06)	+4.97%	+6.47%	N/A	+4.71%

Class Z (inception 9/27/10)	N/A	N/A	N/A	+3.49%*

With sales charge
Class A (inception 6/19/03)	+1.70%	+5.46%	+4.50%	+3.44%

Class B (inception 6/19/03)	-0.92%	+4.83%	+4.01%	+3.05%

Class C (inception 6/19/03)	+3.09%	+5.73%	+4.37%	+3.05%

*	Not annualized.

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 3.00% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

4  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Manager Commentary

Effective October 1, 2010, in order to more accurately reflect the Fund’s investment focus on U.S. corporate bonds, the Fund no longer uses as a secondary benchmark the Blended Index, which is comprised two-thirds of the Barclays Capital U.S. 1-5 Year Credit Index and one-third of the Barclays Capital U.S. 1-5 Year Government Bond Index.

Dear Shareholder,

Columbia Limited Duration Credit Fund (the Fund) Class A shares gained 4.87% (excluding sales charge) for the 12 months ended July 31, 2011. The Fund outperformed its benchmark, the Barclays Capital U.S. 1-5 Year Credit Index (Barclays Capital Index), which advanced 4.28%. The Fund also outperformed its peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, which increased 4.07% during the same period.

Significant performance factors
U.S. corporate bonds outperformed duration-equivalent U.S. Treasuries during the 12 months ended July 31, 2011 despite periodic bouts of volatility and a decidedly uneasy market tone at the end of the fiscal year. Indeed, U.S. corporate bonds generated solid returns, as, in an effort to garner incremental yield in a low interest rate environment, investors generally focused on an improving economy and on better corporate earnings.

PORTFOLIO BREAKDOWN(1) (at July 31, 2011)

Consumer Discretionary	8.3%

Consumer Staples	6.0

Energy	5.3

Financials	10.6

Health Care	6.2

Industrials	3.9

Materials	3.9

Telecommunication	18.7

U.S. Government Obligations & Agencies	0.2

Utilities	33.8

Other(2)	3.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  5

Manager Commentary (continued)

Early in the annual period, anticipation of a second round of quantitative easing, known as QE2, by the Federal Reserve Board (the Fed), precipitated by Chairman Bernanke’s August 2010 speech, dominated the fixed income market. U.S. Treasury rates generally rallied until the official introduction of QE2 on November 4, 2010. At that point, a sell-off ensued and continued until February 2011. The flaring up of the European sovereign debt crisis, along with geopolitical shocks in the Middle East and North Africa and natural disasters in Japan, drove weakness in equities and a renewed rally in U.S. Treasury rates. The focus of the fixed income market during the second quarter of 2011 was on the scheduled expiration of QE2 on June 30, 2011. The Fed indicated that it would maintain the size of its balance sheet even as QE2 ended, as letting its balance sheet shrink would be equivalent to a tightening of interest rates — a strategy it did not favor. Toward the end of the annual period, a second bailout of Greece pushed the European sovereign debt

QUALITY BREAKDOWN(1) (at July 31, 2011)

AAA rating*	0.2%

AA rating	4.3

A rating	10.8

BBB rating	75.0

BB rating	7.9

B rating	1.8

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not Rated. Holdings of the fund other than bonds are categorized under Other.

*	On August 5, 2011, Standard & Poor’s Ratings Services (S&P) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. The table above does not reflect the effect of such downgrade because it occurred after the period-end noted in the table. Because the Fund invests in U.S. government obligations, the value of the Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

6  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

crisis into the background and left the fixed income markets fixated on the debt ceiling debacle in Washington D.C. The concurrent release of weaker economic statistics with the heightened fervor of the debt ceiling debate only further dampened investors’ sentiment toward riskier assets as the annual period came to a close. In turn, U.S. Treasury rates rallied.

Given this volatile but generally supportive backdrop for U.S. corporate bonds, the Fund benefited most during the annual period from its sizable allocation to investment grade corporate bonds and to effective individual issue selection within the sector. Exposure to high yield corporate bonds, which also meaningfully outperformed U.S. Treasuries during the annual period, further boosted the Fund’s results.

Detracting somewhat from Fund results was its allocation to U.S. Treasury securities, as this fixed income sector underperformed corporate bonds during the annual period. Also hampering Fund results was the combination of yield curve and duration (a measure of the Fund’s sensitivity to changes in interest rates) positioning. For most of the annual period, the Fund had a shorter duration position than that of the Barclays Capital Index. Such positioning actually added value during those months in the first half of the annual period when interest rates rose. However, these gains were more than offset by the negative impact of shorter duration positioning during the second half of the annual period when interest rates declined. The Fund’s duration positioning was expressed primarily via Treasury futures in the two-year and three-year segments of the yield curve, and to a

We continued to focus on seeking solid risk-adjusted corporate bonds for the Fund’s portfolio, primarily within non-cyclical sectors where we felt we had reasonable visibility into a company’s strategic, operational and financial performance and were getting paid an attractive yield compared to other security choices.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

lesser extent, in the five-year segment of the yield curve as well. Here, yield curve refers to the spectrum of maturities.

Changes to the Fund’s portfolio
There were no strategic or thematic changes in the Fund’s portfolio during the annual period, nor did we alter our investment philosophy despite the volatility in interest rates and market sentiment during the annual period. We continued to focus on seeking solid risk-adjusted corporate bonds for the Fund’s portfolio, primarily within non-cyclical sectors where we felt we had reasonable visibility into a company’s strategic, operational and financial performance and were getting paid an attractive yield compared to other security choices.

As the months progressed, however, we did take on a more defensive positioning with regard to interest rates, ending the annual period with a Fund duration nearly one year shorter than that of the Barclays Capital Index. With interest rates close to historic lows, we felt there was a higher probability of interest rates increasing than decreasing and so we kept the Fund’s duration relatively short, seeking to preserve shareholder value in the event of a rise in interest rates. As discussed earlier, what occurred during the annual period instead was that bellwether U.S. Treasury yields actually continued their descent.

In the last months of the annual period, we reduced the Fund’s exposure to high yield corporate bonds. In our view, the sector had performed well and we had grown concerned about both valuations of high yield corporate bonds and about the potential impact of macro headwinds — including the weakening U.S. economic backdrop, the Japanese tragedy, the possible contagion effect of the European sovereign debt crisis and ongoing drama in Washington D.C.

The Fund’s turnover rate for the 12-month period was 113%. A significant portion of the turnover was the result of opportunistic changes we made at the margin in response to valuations or market developments.

Our future strategy
We believe the remainder of 2011 will continue to be choppy for the U.S. corporate bond market. The European sovereign debt crisis is not solved. Bailouts are, in our view, merely temporary band-aids rather than a cure to the real underlying dilemma, and thus we anticipate concerns will

8  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

likely flare up again, though perhaps the focus will be more on the PIIGS (Portugal, Ireland, Italy, Greece and Spain) nations other than Greece in the months ahead. At the end of July, the U.S. had yet to address the structural imbalances between revenues and expenditures given the unchecked growth in entitlement programs and the discouraging partisan politics that prevent much-needed conversations from occurring on this critical issue.

All that said, however, at the end of the annual period the operational and financial performance of corporations continued to be a bright spot in a world filled with uncertainty. We continued to find what we considered to be attractive absolute and relative opportunities in corporate bonds in sectors we favor and in asset rich, free cash flow generating non-cyclical companies with relatively transparent business models. At the end of July 2011, the Fund had its greatest emphasis on defensive industries, such as utilities, and less cyclical industries, such as food and beverage, media/telecommunications, pipelines and other energy. The Fund’s largest industry underweight compared to the Barclays Capital Index at the end of July 2011 remained financials — more specifically, banks. Overall, the Fund maintained a well diversified portfolio of corporate bonds in order to minimize the impact of any one security on overall Fund performance.

Given interest rate levels and economic fundamentals at the end of the annual period, we currently intend to maintain the Fund’s duration at nearly one year shorter than that of the Barclays Capital Index. With the two-year Treasury note touching its all-time low in yields toward the end of June 2011, we prefer to have the Fund positioned with a comparatively short duration profile versus the Barclays Capital Index in order to help insulate our fellow shareholders from the price depreciation that will accompany an eventual move higher in interest rates. While, at the end of July 2011, Fed Fund futures pointed to the Fed not increasing the targeted federal funds rate until 2013, we are cognizant that moving to higher interest rates in anticipation of, or reaction to, changes in monetary policy can be quick, violent and only obvious in hindsight. For example, in the 1994 tightening phase, when the Fed moved the targeted federal funds rate from 3% to 6% over the course of 10 meetings, the two-year Treasury note responded by moving 370 basis points higher over the course of that year. (A basis point is 1/100th of a percentage point.)

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

Similarly, in the 2004-2006 monetary policy tightening phase, when the Fed raised the targeted federal funds rate from 1% to 5.25% over the course of 17 meetings, the yield on the two-year Treasury note moved higher by 290 basis points. As a rather skewed risk/reward dynamic existed at the end of July 2011 given the extremely low level of interest rates and inflation expectations, we felt comfortable with the Fund’s duration positioning at the end of the annual period. Of course, should market conditions shift, we intend to use U.S. Treasury futures to adjust the Fund’s duration and yield curve positioning as appropriate.

Within our corporate bond holdings, we believed that those bonds with maturities in the four-to-seven year range were most attractive from an absolute and relative valuation perspective at the end of the annual period. We also currently intend to maintain a position of 8% to 10% of the Fund’s total net assets in high yield corporate bonds over the near term, favoring higher quality bonds in sectors thematically consistent with those we prefer in the investment grade corporate bond sector. We believe high yield corporate bonds still offer value in an environment of low default rates in which corporate financing needs are manageable. Overall, at the end of the annual period, we believed investment grade and high yield corporate bonds possessed operational and financial strengths unmatched by investments in fixed income instruments linked to government or consumer debt.

Of course, we will continue to closely monitor Fed policy shifts, economic data releases, supply/demand factors and interest rate movements and adjust the portfolio’s holdings and duration stance if necessary. As always, we will maintain a disciplined focus on individual security selection.

Tom Murphy, CFA® Portfolio Manager	Timothy J. Doubek, CFA® Portfolio Manager

10  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Limited Duration Credit Fund Class A shares (from 6/19/03 to 7/31/11) as compared to the performance of the Barclays Capital U.S. 1-5 Year Credit Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 3.00%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at July 31, 2011
				Since
				inception
	1 year	3 years	5 years	6/19/03
Columbia Limited Duration Credit Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,170	$11,728	$12,459	$13,155

Average annual total return	+1.70%	+5.46%	+4.50%	+3.44%

Barclays Capital U.S. 1-5 Year Credit Index(1)
Cumulative value of $10,000	$10,428	$12,115	$13,377	$14,181

Average annual total return	+4.28%	+6.60%	+5.99%	+4.40%

Lipper Short-Intermediate Investment Grade Debt Funds Index(2)
Cumulative value of $10,000	$10,407	$11,971	$12,928	$13,576

Average annual total return	+4.07%	+6.18%	+5.27%	+3.84%

Results for other share classes can be found on page 4.

12  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

(1)	The Barclays Capital U.S. 1-5 Year Credit Index is an unmanaged index of dollar-denominated, non-convertible U.S. corporate fixed-income securities. The index also includes specified foreign fixed-income securities that meet its maturity, liquidity and quality requirements. Only publicly issued fixed-income securities with a remaining maturity from one to five years are included. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  13

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur, depending on the share class, two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until July 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	Feb. 1, 2011	July 31, 2011	the Period(a)	Expense Ratio
Class A

Actual(b)	$1,000	$1,023.90	$4.27	.86%

Hypothetical (5% return before expenses)	$1,000	$1,020.30	$4.26	.86%

Class B

Actual(b)	$1,000	$1,021.10	$7.98	1.61%

Hypothetical (5% return before expenses)	$1,000	$1,016.62	$7.96	1.61%

Class C

Actual(b)	$1,000	$1,021.10	$7.98	1.61%

Hypothetical (5% return before expenses)	$1,000	$1,016.62	$7.96	1.61%

Class I

Actual(b)	$1,000	$1,026.60	$2.58	.52%

Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.58	.52%

Class R4

Actual(b)	$1,000	$1,025.10	$4.07	.82%

Hypothetical (5% return before expenses)	$1,000	$1,020.50	$4.06	.82%

Class W

Actual(b)	$1,000	$1,025.00	$4.27	.86%

Hypothetical (5% return before expenses)	$1,000	$1,020.30	$4.26	.86%

Class Z

Actual(b)	$1,000	$1,026.30	$3.03	.61%

Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.02	.61%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended July 31, 2011: +2.39% for Class A, +2.11% for Class B, +2.11% for Class C, +2.66% for Class I, +2.51% for Class R4, +2.50% for Class W and +2.63% for Class Z.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  15

Portfolio of Investments
Columbia Limited Duration Credit Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes 95.2%

Banking 6.4%
ANZ National International Ltd. Senior Unsecured(a)(b)
08/10/15	3.125%	$2,900,000	$2,987,019
Bank of America Corp. Senior Unsecured
03/17/16	3.625%	9,400,000	9,438,305
Citigroup, Inc. Senior Unsecured
10/15/14	5.500%	6,480,000	7,065,669
Fifth Third Bancorp Senior Unsecured
01/25/16	3.625%	2,175,000	2,229,897
Goldman Sachs Group, Inc. (The) Senior Unsecured
02/07/16	3.625%	10,475,000	10,604,293
JPMorgan Chase & Co. Senior Unsecured
03/01/16	3.450%	10,300,000	10,540,237
KeyCorp Senior Unsecured
08/13/15	3.750%	2,200,000	2,302,292
Morgan Stanley Senior Unsecured
04/29/16	3.800%	9,215,000	9,279,054
Santander U.S. Debt SA Unipersonal Bank Guaranteed(a)(b)
10/07/15	3.781%	600,000	565,494

Total			55,012,260

Chemicals 2.1%
Dow Chemical Co. (The) Senior Unsecured
02/15/15	5.900%	11,000,000	12,533,895
Lyondell Chemical Co. Senior Secured(b)
11/01/17	8.000%	4,872,000	5,517,540
Nova Chemicals Corp. Senior Unsecured(a)
11/01/16	8.375%	190,000	210,900

Total			18,262,335

Construction Machinery 1.0%
Case New Holland, Inc.
09/01/13	7.750%	4,225,000	4,621,094
Manitowoc Co., Inc. (The)
11/01/13	7.125%	4,350,000	4,350,000

Total			8,971,094

Consumer Products 0.4%
Fortune Brands, Inc. Senior Unsecured
06/15/14	6.375%	2,714,000	3,028,886

Electric 22.1%
Appalachian Power Co. Senior Unsecured
05/24/15	3.400%	2,600,000	2,733,920
Arizona Public Service Co. Senior Unsecured
06/30/14	5.800%	3,672,000	4,097,383
05/15/15	4.650%	5,568,000	6,094,816
CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	4,195,000	4,341,825
12/15/15	6.875%	7,600,000	8,633,851
Carolina Power & Light Co. 1st Mortgage
04/01/15	5.150%	335,000	375,366
Cleveland Electric Illuminating Co. (The) Senior Unsecured
12/15/13	5.650%	3,835,000	4,184,472
Consumers Energy Co. 1st Mortgage
02/15/14	6.000%	1,305,000	1,455,623
03/15/15	5.000%	4,270,000	4,757,724
08/15/16	5.500%	1,395,000	1,596,166
09/15/18	5.650%	1,000,000	1,144,322
DTE Energy Co. Senior Unsecured
05/15/14	7.625%	13,616,000	15,860,352
06/01/16	6.350%	1,530,000	1,797,172
Dominion Resources, Inc. Senior Unsecured
01/15/16	5.200%	3,740,000	4,181,455
06/15/18	6.400%	3,515,000	4,190,646
08/01/33	5.250%	6,579,000	7,345,500
Duke Energy Carolinas LLC
01/15/18	5.250%	2,000,000	2,286,910
Duke Energy Corp. Senior Unsecured
04/01/15	3.350%	16,162,000	16,993,826
06/15/18	6.250%	3,085,000	3,628,966
Indiana Michigan Power Co. Senior Unsecured
11/01/12	6.375%	2,500,000	2,660,760
11/15/14	5.050%	7,455,000	8,148,993

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Electric (cont.)
Metropolitan Edison Co. Senior Unsecured
03/15/13	4.950%	$5,746,000	$6,027,905
04/01/14	4.875%	1,267,000	1,347,325
MidAmerican Energy Holdings Co. Senior Unsecured
02/15/14	5.000%	1,385,000	1,506,851
Nevada Power Co.
01/15/15	5.875%	6,327,000	7,181,537
03/15/16	5.950%	910,000	1,051,303
Ohio Edison Co. Senior Unsecured
05/01/15	5.450%	5,311,000	5,869,892
Ohio Power Co. Senior Unsecured
09/01/13	5.750%	1,200,000	1,307,705
01/15/14	4.850%	3,110,000	3,370,628
06/01/16	6.000%	1,200,000	1,395,895
Oncor Electric Delivery Co. LLC Senior Secured
01/15/15	6.375%	12,895,000	14,888,709
Progress Energy, Inc. Senior Unsecured
03/15/14	6.050%	4,782,000	5,348,648
01/15/16	5.625%	6,215,000	7,101,812
Sierra Pacific Power Co.
05/15/16	6.000%	8,508,000	9,868,063
Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	70,000	81,900
TransAlta Corp. Senior Unsecured(a)
01/15/15	4.750%	15,394,000	16,697,333

Total			189,555,554

Entertainment 0.5%
Time Warner, Inc.
07/15/15	3.150%	4,116,000	4,309,527

Food and Beverage 4.9%
Bacardi Ltd.(a)(b)
04/01/14	7.450%	11,455,000	13,193,651
ConAgra Foods, Inc. Senior Unsecured
06/15/17	5.819%	2,170,000	2,448,506
Kraft Foods, Inc. Senior Unsecured
02/01/18	6.125%	1,200,000	1,419,559
08/23/18	6.125%	10,370,000	12,255,422
SABMiller PLC Senior Unsecured(a)(b)
01/15/14	5.700%	11,605,000	12,864,340

Total			42,181,478

Gas Pipelines 11.2%
Centerpoint Energy Resources Corp. Senior Unsecured
01/15/14	5.950%	3,300,000	3,643,500
Colorado Interstate Gas Co. Senior Unsecured
11/15/15	6.800%	14,247,000	16,823,029
Enterprise Products Operating LLC
06/01/15	3.700%	755,000	802,399
02/01/16	3.200%	9,990,000	10,320,809
Gulfstream Natural Gas System LLC(b) Senior Unsecured
11/01/15	5.560%	2,140,000	2,412,366
06/01/16	6.950%	7,526,000	9,006,477
Kinder Morgan Energy Partners LP Senior Unsecured
02/15/18	5.950%	1,490,000	1,703,118
Midcontinent Express Pipeline LLC Senior Unsecured(b)
09/15/14	5.450%	8,580,000	9,461,080
Nisource Finance Corp.
09/15/17	5.250%	10,150,000	11,320,518
Northwest Pipeline GP Senior Unsecured
06/15/16	7.000%	3,111,000	3,758,455
04/15/17	5.950%	6,700,000	7,901,729
Panhandle Eastern Pipeline Co. LP Senior Unsecured
08/15/13	6.050%	5,000,000	5,432,415
11/01/17	6.200%	2,480,000	2,884,530
Plains All American Pipeline LP/Finance Corp.
09/15/15	3.950%	6,415,000	6,849,712
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	527,000	589,581
Southern Natural Gas Co. Senior Unsecured(b)
04/01/17	5.900%	2,500,000	2,883,498

Total			95,793,216

Health Care 5.4%
AmerisourceBergen Corp.
09/15/15	5.875%	8,120,000	9,333,315
Cardinal Health, Inc. Senior Unsecured
06/15/15	4.000%	3,010,000	3,222,671
CareFusion Corp. Senior Unsecured
08/01/14	5.125%	7,710,000	8,482,781
Express Scripts, Inc.
05/15/16	3.125%	15,715,000	16,056,283
Hospira, Inc. Senior Unsecured
05/15/15	6.400%	3,240,000	3,722,569

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Health Care (cont.)
Medco Health Solutions, Inc. Senior Unsecured
09/15/15	2.750%	$4,025,000	$4,110,281
Omnicare, Inc.
12/15/15	6.875%	1,180,000	1,212,450

Total			46,140,350

Healthcare Insurance 0.8%
UnitedHealth Group, Inc. Senior Unsecured
11/15/17	6.000%	4,207,000	4,854,079
02/15/18	6.000%	1,400,000	1,624,697

Total			6,478,776

Independent Energy 2.8%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	3,607,000	4,158,384
09/15/17	6.375%	7,385,000	8,705,559
Denbury Resources, Inc.
03/01/16	9.750%	1,250,000	1,396,875
Forest Oil Corp.
02/15/14	8.500%	4,965,000	5,399,437
Newfield Exploration Co. Senior Subordinated Notes
09/01/14	6.625%	2,630,000	2,669,450
Petrohawk Energy Corp.
08/01/14	10.500%	1,475,000	1,677,813

Total			24,007,518

Integrated Energy 1.1%
Marathon Petroleum Corp.(b)
03/01/16	3.500%	8,765,000	9,126,653

Life Insurance 2.6%
Metropolitan Life Global Funding I Secured(b)
06/14/18	3.650%	8,855,000	9,024,537
Prudential Financial, Inc. Senior Unsecured
01/14/15	3.875%	9,530,000	10,096,168
09/17/15	4.750%	2,475,000	2,692,988
05/12/16	3.000%	205,000	206,834
12/01/17	6.000%	210,000	241,639

Total			22,262,166

Media Cable 4.6%
CSC Holdings LLC Senior Unsecured
04/15/14	8.500%	1,000,000	1,115,000
06/15/15	8.500%	495,000	537,075
Charter Communications Operating LLC/Capital Secured(b)
04/30/12	8.000%	2,870,000	2,984,800
Comcast Corp.
03/15/16	5.900%	9,205,000	10,666,690
DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	3,208,000	3,320,181
03/01/16	3.500%	3,000,000	3,157,143
DISH DBS Corp.
02/01/16	7.125%	2,700,000	2,882,250
Time Warner Cable, Inc.
05/01/17	5.850%	10,990,000	12,607,156
Videotron Ltee(a)
01/15/14	6.875%	1,752,000	1,771,710

Total			39,042,005

Media Non-Cable 8.2%
BSKYB Finance UK PLC(a)(b)
10/15/15	5.625%	13,120,000	14,846,369
British Sky Broadcasting Group PLC(a)(b)
02/15/18	6.100%	370,000	421,044
NBCUniversal Media LLC Senior Unsecured(b)
04/01/16	2.875%	8,245,000	8,413,281
RR Donnelley & Sons Co. Senior Unsecured
04/01/14	4.950%	8,700,000	9,004,500
RR Donnelley & Sons Co.(c) Senior Unsecured
05/15/15	5.500%	6,000,000	6,135,000
Reed Elsevier Capital, Inc.
06/15/12	4.625%	1,530,000	1,575,605
01/15/14	7.750%	7,313,000	8,379,718
TCM Sub LLC(b)
01/15/15	3.550%	14,300,000	15,213,210
Thomson Reuters Corp.(a)
07/15/18	6.500%	5,360,000	6,394,244

Total			70,382,971

Metals 1.7%
ArcelorMittal Senior Unsecured(a)
03/01/16	3.750%	10,491,000	10,798,753
FMG Resources August 2006 Proprietary Ltd.(a)(b)
11/01/15	7.000%	1,250,000	1,313,307
United States Steel Corp. Senior Unsecured
06/01/13	5.650%	2,525,000	2,619,688

Total			14,731,748

Non-Captive Diversified 1.4%
General Electric Capital Corp. Senior Unsecured(c)
05/09/16	2.950%	11,880,000	12,124,791

Oil Field Services 0.5%
Weatherford International Ltd.(a)
03/15/13	5.150%	37,000	39,113
02/15/16	5.500%	3,500,000	3,904,544

Total			3,943,657

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Railroads 1.3%
CSX Corp. Senior Unsecured
03/15/18	6.250%	$6,300,000	$7,432,034
Kansas City Southern Railway
06/01/15	8.000%	3,240,000	3,515,400

Total			10,947,434

Refining 0.9%
Valero Energy Corp.
02/01/15	4.500%	6,980,000	7,581,390

Retailers 3.1%
Best Buy Co., Inc. Senior Unsecured
03/15/16	3.750%	11,040,000	11,280,275
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	12,953,000	15,003,019

Total			26,283,294

Supermarkets 0.6%
Kroger Co. (The)
10/01/15	3.900%	5,000,000	5,361,020

Technology 0.2%
International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	1,960,000	1,964,806

Transportation Services 1.5%
ERAC U.S.A. Finance LLC(b)
10/15/17	6.375%	10,930,000	12,868,019

Wireless 1.9%
Rogers Communications, Inc.(a)
08/15/18	6.800%	8,835,000	10,635,535
Vodafone Group PLC Senior Unsecured(a)
01/30/15	5.375%	4,860,000	5,473,910

Total			16,109,445

Wirelines 8.0%
AT&T, Inc. Senior Unsecured
05/15/16	2.950%	14,575,000	15,076,380
Deutsche Telekom International Finance BV(a)(b)
04/11/16	3.125%	6,775,000	6,979,903
Embarq Corp. Senior Unsecured
06/01/16	7.082%	17,945,000	20,529,421
Frontier Communications Corp. Senior Unsecured
01/15/13	6.250%	2,011,000	2,091,440
Telecom Italia Capital SA(a)
10/01/15	5.250%	6,000,000	6,002,214
Telefonica Emisiones SAU(a)
01/15/15	4.949%	6,625,000	6,893,187
02/16/16	3.992%	1,605,000	1,611,860
Verizon Communications, Inc. Senior Unsecured
04/01/16	3.000%	5,155,000	5,374,355
Windstream Corp.
08/01/13	8.125%	3,975,000	4,322,812

Total			68,881,572

Total Corporate Bonds & Notes
(Cost: $786,949,771)			$815,351,965

U.S. Treasury Obligations 0.2%

U.S. Treasury
06/30/16	1.500%	$1,420,000	$1,430,877

Total U.S. Treasury Obligations
(Cost: $1,426,882)			$1,430,877

	Shares	Value

Money Market Fund 3.1%

Columbia Short-Term Cash Fund, 0.162%(d)(e)	26,351,912	$26,351,912

Total Money Market Fund
(Cost: $26,351,912)		$26,351,912

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 0.1%

Repurchase Agreements 0.1%
Deutsche Bank AG dated 07-29-11, matures 08-01-11, repurchase price $573,622(f)
	0.250%	$573,610	$573,610

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $573,610)			$573,610

Total Investments
(Cost: $815,302,175)			$843,708,364
Other Assets & Liabilities, Net			13,047,232

Net Assets			$856,755,596

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

Investments in Derivatives

At July 31, 2011, $2,710,200 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.
Futures Contracts Outstanding at July 31, 2011

	Number of
	Contracts	Notional	Expiration	Unrealized	Unrealized
Contract Description	Long (Short)	Market Value	Date	Appreciation	Depreciation
U.S. Treasury Note, 2-year	(272)	$(59,818,751)	Oct. 2011	$—	$(38,657)
U.S. Treasury Note, 5-year	(2,375)	(288,432,611)	Oct. 2011	—	(6,675,316)
U.S. Treasury Note, 10-year	(315)	(39,591,563)	Sept. 2011	—	(1,000,705)

Total				$—	$(7,714,678)

Notes to Portfolio of Investments

(a)	Represents a foreign security. At July 31, 2011, the value of foreign securities, excluding short-term securities, represented 14.43% of net assets.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $140,082,588 or 16.35% of net assets.

(c)	At July 31, 2011, security was partially or fully on loan.

(d)	The rate shown is the seven-day current annualized yield at July 31, 2011.

(e)	Investments in affiliates during the year ended July 31, 2011:

Dividends
			Sales Cost/			or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$1,292,265	$367,727,352	$(342,667,705)	$—	$26,351,912	$25,452	$26,351,912

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Deutsche Bank AG (0.250%)
Security Description	Value
Fannie Mae REMICS	$90,744
Freddie Mac REMICS	244,352
Government National Mortgage Association	249,986

Total Market Value of Collateral Securities	$585,082

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$815,351,965	$—	$815,351,965
U.S. Treasury Obligations	1,430,877	—	—	1,430,877

Total Bonds	1,430,877	815,351,965	—	816,782,842

Other
Affiliated Money Market Fund(c)	26,351,912	—	—	26,351,912
Investments of Cash Collateral Received for Securities on Loan	—	573,610	—	573,610

Total Other	26,351,912	573,610	—	26,925,522

Investments in Securities	27,782,789	815,925,575	—	843,708,364
Derivatives(d)
Liabilities
Futures Contracts	(7,714,678)	—	—	(7,714,678)

Total	$20,068,111	$815,925,575	$—	$835,993,686

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2011.

(d)	Futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $788,376,653)	$816,782,842
Affiliated issuers (identified cost $26,351,912)	26,351,912
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $573,610)	573,610

Total investments (identified cost $815,302,175)	843,708,364
Cash	1
Margin deposits on futures contracts	2,710,200
Receivable for:
Capital shares sold	6,547,028
Investments sold	18,825,923
Dividends	2,529
Interest	10,399,894
Reclaims	2,613

Total assets	882,196,552

Liabilities
Due upon return of securities on loan	573,610
Payable for:
Investments purchased	19,792,294
Capital shares purchased	948,455
Dividend distributions to shareholders	1,746,245
Variation margin on futures contracts	2,237,613
Investment management fees	8,364
Distribution fees	5,772
Administration fees	1,579
Plan administration fees	4
Other expenses	127,020

Total liabilities	25,440,956

Net assets applicable to outstanding capital stock	$856,755,596

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  25

Statement of Assets and Liabilities (continued)
July 31, 2011

Represented by
Paid-in capital	$830,803,144
Excess of distributions over net investment income	(110,464)
Accumulated net realized gain	5,371,405
Unrealized appreciation (depreciation) on:
Investments	28,406,189
Futures contracts	(7,714,678)

Total — representing net assets applicable to outstanding capital stock	$856,755,596

*Value of securities on loan	$562,728

Net assets applicable to outstanding shares
Class A	$516,915,937
Class B	$8,755,755
Class C	$72,018,511
Class I	$216,337,487
Class R4	$575,476
Class W	$12,353,185
Class Z	$29,799,245
Shares outstanding
Class A	51,164,896
Class B	867,038
Class C	7,132,605
Class I	21,407,752
Class R4	56,823
Class W	1,221,034
Class Z	2,948,139
Net asset value per share
Class A(a)	$10.10
Class B	$10.10
Class C	$10.10
Class I	$10.11
Class R4	$10.13
Class W	$10.12
Class Z	$10.11

(a)	The maximum offering price per share for Class A is $10.41. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Interest	$27,397,003
Dividends from affiliates	25,452
Income from securities lending — net	4,731

Total income	27,427,186

Expenses:
Investment management fees	3,254,713
Distribution fees
Class A	1,128,924
Class B	118,326
Class C	587,085
Class W	8,465
Transfer agent fees
Class A	488,434
Class B	12,672
Class C	63,306
Class R4	280
Class W	3,556
Class Z	8,337
Administration fees	476,431
Plan administration fees
Class R4	1,372
Compensation of board members	15,265
Custodian fees	34,160
Printing and postage fees	60,901
Registration fees	142,789
Professional fees	32,126
Other	28,375

Total expenses	6,465,517
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(543,410)

Total net expenses	5,922,107

Net investment income	21,505,079

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  27

Statement of Operations (continued)
Year ended July 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$19,290,354
Futures contracts	(7,810,306)

Net realized gain	11,480,048
Net change in unrealized appreciation (depreciation) on:
Investments	4,964,647
Futures contracts	(4,391,018)

Net change in unrealized appreciation	573,629

Net realized and unrealized gain	12,053,677

Net increase in net assets resulting from operations	$33,558,756

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended July 31,	2011(a)	2010
Operations
Net investment income	$21,505,079	$17,972,637
Net realized gain	11,480,048	11,117,916
Net change in unrealized appreciation	573,629	9,941,473

Net increase in net assets resulting from operations	33,558,756	39,032,026

Distributions to shareholders from:
Net investment income
Class A	(14,260,279)	(11,212,392)
Class B	(285,004)	(388,242)
Class C	(1,403,094)	(1,078,872)
Class I	(5,584,042)	(5,519,660)
Class R4	(17,659)	(14,832)
Class W	(96,342)	(198)
Class Z	(250,178)	—

Total distributions to shareholders	(21,896,598)	(18,214,196)

Increase in net assets from share transactions	264,119,960	304,714,105

Total increase in net assets	275,782,118	325,531,935
Net assets at beginning of year	580,973,478	255,441,543

Net assets at end of year	$856,755,596	$580,973,478

Undistributed (excess of distributions over) net investment income	$(110,464)	$265,429

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  29

Statement of Changes in Net Assets (continued)

	Year ended July 31,
	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	30,714,797	307,752,014	36,041,704	350,042,663
Conversions from Class B	360,025	3,628,398	417,330	4,148,251
Distributions reinvested	1,106,368	11,090,404	982,985	9,602,398
Redemptions	(20,517,032)	(205,658,478)	(10,089,186)	(98,604,327)

Net increase	11,664,158	116,812,338	27,352,833	265,188,985

Class B shares
Subscriptions	457,271	4,582,435	1,119,448	10,885,268
Distributions reinvested	27,547	275,932	37,647	367,326
Conversions to Class A	(360,027)	(3,628,398)	(417,330)	(4,148,251)
Redemptions	(421,192)	(4,220,353)	(343,521)	(3,350,216)

Net increase (decrease)	(296,401)	(2,990,384)	396,244	3,754,127

Class C shares
Subscriptions	3,635,807	36,430,208	4,484,206	43,470,414
Distributions reinvested	107,882	1,080,653	73,344	716,948
Redemptions	(1,575,759)	(15,775,518)	(596,975)	(5,853,354)

Net increase	2,167,930	21,735,343	3,960,575	38,334,008

Class I shares
Subscriptions	10,071,456	100,939,786	1,523,884	14,850,921
Distributions reinvested	566,729	5,686,124	567,735	5,532,158
Redemptions	(1,985,971)	(19,947,196)	(2,400,370)	(23,372,058)

Net increase (decrease)	8,652,214	86,678,714	(308,751)	(2,988,979)

Class R4 shares
Subscriptions	2,314	23,158	52,510	511,331
Distributions reinvested	1,709	17,175	1,437	14,095
Redemptions	(1,440)	(14,468)	(10,109)	(99,462)

Net increase	2,583	25,865	43,838	425,964

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares
Subscriptions	1,292,454	12,980,370	—	—
Distributions reinvested	9,534	96,178	—	—
Redemptions	(81,466)	(821,163)	—	—

Net increase	1,220,522	12,255,385	—	—

Class Z shares
Subscriptions	5,318,810	53,497,799	—	—
Distributions reinvested	8,735	88,039	—	—
Redemptions	(2,379,406)	(23,983,139)	—	—

Net increase	2,948,139	29,602,699	—	—

Total net increase	26,359,145	264,119,960	31,444,739	304,714,105

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  31

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.94	$9.46	$9.34	$9.58	$9.57

Income from investment operations:
Net investment income	0.31	0.38	0.37	0.43	0.42
Net realized and unrealized gain (loss) on investments	0.17	0.50	0.10	(0.27)	0.02

Total from investment operations	0.48	0.88	0.47	0.16	0.44

Less distributions to shareholders from:
Net investment income	(0.32)	(0.40)	(0.35)	(0.40)	(0.43)

Total distributions to shareholders	(0.32)	(0.40)	(0.35)	(0.40)	(0.43)

Net asset value, end of period	$10.10	$9.94	$9.46	$9.34	$9.58

Total return	4.87%	9.40%	5.39%	1.56%	4.63%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.94%	0.96%	1.06%	1.08%	1.11%

Net expenses after fees waived or expenses reimbursed(b)	0.86%	0.85%	0.89%	0.89%	0.89%

Net investment income	3.11%	3.90%	4.16%	4.45%	4.34%

Supplemental data
Net assets, end of period (in thousands)	$516,916	$392,689	$114,937	$62,677	$61,547

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$9.94	$9.46	$9.34	$9.58	$9.57

Income from investment operations:
Net investment income	0.24	0.31	0.30	0.36	0.34
Net realized and unrealized gain (loss) on investments	0.17	0.49	0.11	(0.28)	0.02

Total from investment operations	0.41	0.80	0.41	0.08	0.36

Less distributions to shareholders from:
Net investment income	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Total distributions to shareholders	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Net asset value, end of period	$10.10	$9.94	$9.46	$9.34	$9.58

Total return	4.08%	8.59%	4.59%	0.80%	3.84%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.69%	1.73%	1.82%	1.84%	1.87%

Net expenses after fees waived or expenses reimbursed(b)	1.61%	1.61%	1.65%	1.65%	1.65%

Net investment income	2.36%	3.18%	3.37%	3.69%	3.57%

Supplemental data
Net assets, end of period (in thousands)	$8,756	$11,562	$7,257	$7,351	$9,671

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  33

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$9.94	$9.45	$9.34	$9.57	$9.56

Income from investment operations:
Net investment income	0.23	0.30	0.31	0.36	0.35
Net realized and unrealized gain (loss) on investments	0.18	0.51	0.09	(0.27)	0.01

Total from investment operations	0.41	0.81	0.40	0.09	0.36

Less distributions to shareholders from:
Net investment income	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Total distributions to shareholders	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Net asset value, end of period	$10.10	$9.94	$9.45	$9.34	$9.57

Total return	4.09%	8.70%	4.48%	0.91%	3.84%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.69%	1.71%	1.82%	1.83%	1.86%

Net expenses after fees waived or expenses reimbursed(b)	1.61%	1.60%	1.64%	1.64%	1.64%

Net investment income	2.34%	3.12%	3.44%	3.71%	3.59%

Supplemental data
Net assets, end of period (in thousands)	$72,019	$49,324	$9,494	$1,600	$1,599

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$9.94	$9.46	$9.35	$9.58	$9.57

Income from investment operations:
Net investment income	0.34	0.42	0.41	0.46	0.45
Net realized and unrealized gain (loss) on investments	0.19	0.49	0.09	(0.26)	0.02

Total from investment operations	0.53	0.91	0.50	0.20	0.47

Less distributions to shareholders from:
Net investment income	(0.36)	(0.43)	(0.39)	(0.43)	(0.46)

Total distributions to shareholders	(0.36)	(0.43)	(0.39)	(0.43)	(0.46)

Net asset value, end of period	$10.11	$9.94	$9.46	$9.35	$9.58

Total return	5.34%	9.79%	5.66%	2.04%	4.99%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.58%	0.61%	0.66%	0.67%	0.70%

Net expenses after fees waived or expenses reimbursed(b)	0.52%	0.49%	0.53%	0.52%	0.54%

Net investment income	3.41%	4.34%	4.50%	4.83%	4.70%

Supplemental data
Net assets, end of period (in thousands)	$216,337	$126,852	$123,651	$105,610	$78,906

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  35

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.97	$9.49	$9.37	$9.58	$9.57

Income from investment operations:
Net investment income	0.32	0.38	0.44	0.47	0.43
Net realized and unrealized gain (loss) on investments	0.17	0.50	0.06	(0.26)	0.02

Total from investment operations	0.49	0.88	0.50	0.21	0.45

Less distributions to shareholders from:
Net investment income	(0.33)	(0.40)	(0.38)	(0.42)	(0.44)

Total distributions to shareholders	(0.33)	(0.40)	(0.38)	(0.42)	(0.44)

Net asset value, end of period	$10.13	$9.97	$9.49	$9.37	$9.58

Total return	4.92%	9.45%	5.64%	2.14%	4.82%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.89%	0.91%	0.97%	0.98%	0.98%

Net expenses after fees waived or expenses reimbursed(b)	0.82%	0.79%	0.74%	0.51%	0.73%

Net investment income	3.16%	3.93%	4.81%	4.84%	4.48%

Supplemental data
Net assets, end of period (in thousands)	$575	$541	$99	$9	$10

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007(d)
Class W
Per share data
Net asset value, beginning of period	$9.95	$9.47	$9.36	$9.58	$9.76

Income from investment operations:
Net investment income	0.26	0.38	0.36	0.47	0.27
Net realized and unrealized gain on investments	0.23	0.49	0.10	(0.30)	(0.18)

Total from investment operations	0.49	0.87	0.46	0.17	(0.09)

Less distributions to shareholders from:
Net investment income	(0.32)	(0.39)	(0.35)	(0.39)	(0.27)

Total distributions to shareholders	(0.32)	(0.39)	(0.35)	(0.39)	(0.27)

Net asset value, end of period	$10.12	$9.95	$9.47	$9.36	$9.58

Total return	4.97%	9.30%	5.19%	1.68%	1.00%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.89%	1.08%	1.09%	1.14%	1.12% (e)

Net expenses after fees waived or expenses reimbursed(b)	0.86%	0.93%	0.97%	0.97%	0.97% (e)

Net investment income	2.64%	3.92%	4.03%	4.50%	4.34% (e)

Supplemental data
Net assets, end of period (in thousands)	$12,353	$5	$5	$5	$5

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  37

Financial Highlights (continued)

	Year ended
	July 31,
	2011(f)
Class Z
Per share data
Net asset value, beginning of period	$10.05

Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investments	0.09

Total from investment operations	0.34

Less distributions to shareholders from:
Net investment income	(0.28)

Total distributions to shareholders	(0.28)

Net asset value, end of period	$10.11

Total return	3.49%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.67%	(e)

Net expenses after fees waived or expenses reimbursed(b)	0.61%	(e)

Net investment income	3.01%	(e)

Supplemental data
Net assets, end of period (in thousands)	$29,799

Portfolio turnover(c)	113%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.
(d)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.
(e)	Annualized.
(f)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Bond Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Corporation may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  39

Notes to Financial Statements (continued)

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S.

40  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements (continued)

settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund

42  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at July 31, 2011

Liability Derivatives
Statement of Assets
Risk Exposure Category	and Liabilities Location	Fair Value
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	$7,714,678*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended July 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Future Contracts
Interest rate contracts	$(7,810,306)

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Future Contracts
Interest rate contracts	$(4,391,018)

Volume of Derivative Instruments for the Year Ended July 31, 2011

Contracts
Opened
Futures contracts	10,275

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

44  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses
General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee

46  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. Prior to July 1, 2011 the rate was an annual fee that declined from 0.48% to 0.29% as the Fund’s net assets increased. The management fee for the year ended July 31, 2011 was 0.47% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R4 and Class W shares, which amount varied by

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class. Class I shares do not pay transfer agent fees.

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.11
Class C	0.11
Class R4	0.05
Class W	0.10
Class Z	0.10

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets

48  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $600,000 and $523,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $570,287 for Class A, $5,187 for Class B and $18,967 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2011, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.86%
Class B	1.61
Class C	1.61
Class I	0.52
Class R4	0.82
Class W	0.86
Class Z	0.61

Prior to September 30, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.61%
Class C	1.60%
Class I	0.49%
Class R4	0.79%
Class W	0.94%

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60%
Class C	1.60%
Class I	0.52%
Class R4	0.82%
Class W	0.85%
Class Z	0.60%

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax

50  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for futures contracts, post-October losses, interest on bonds and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment income	$15,626
Accumulated net realized gain	(15,626)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2011	2010
Ordinary Income	$21,896,598	$18,214,196

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,650,824
Undistributed accumulated long-term gain	—
Accumulated realized loss	(2,117,055)
Unrealized appreciation	28,164,928

At July 31, 2011, the cost of investments for federal income tax purposes was $815,390,842 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$28,566,495
Unrealized depreciation	(248,973)

Net unrealized appreciation	$28,317,522

The following capital loss carryforward, determined at July 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$2,117,055

For the year ended July 31, 2011, $5,812,170 of capital loss carryforward was utilized.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements (continued)

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $997,414,586 and $767,875,340, respectively, for the year ended July 31, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2011, securities valued at $562,728 were on loan, secured by cash collateral of $573,610 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of

52  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

$300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s

54  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

56  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Limited Duration Credit Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Limited Duration Credit Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  57

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Limited Duration Credit Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

58  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.16%

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  59

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

60  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  61

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); Former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

62  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  63

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

64  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  65

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

66  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  67

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total dollar interest in the Fund.

1.	To elect directors to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	2,186,379,355.290	34,892,365.544	0.00	0.00
02.	Edward J. Boudreau, Jr.	2,186,614,528.748	34,657,192.085	0.00	0.00
03.	Pamela G. Carlton	2,186,716,623.628	34,555,097.206	0.00	0.00
04.	William P. Carmichael	2,185,499,039.239	35,772,681.595	0.00	0.00
05.	Patricia M. Flynn	2,186,763,056.011	34,508,664.823	0.00	0.00
06.	William A. Hawkins	2,186,124,625.269	35,147,095.564	0.00	0.00
07.	R. Glenn Hilliard	2,185,463,523.984	35,808,196.849	0.00	0.00
08.	Stephen R. Lewis, Jr.	2,186,294,661.114	34,977,059.720	0.00	0.00
09.	John F. Maher	2,186,240,201.535	35,031,519.299	0.00	0.00
10.	John J. Nagorniak	2,186,262,362.655	35,009,358.179	0.00	0.00
11.	Catherine James Paglia	2,186,414,141.089	34,857,579.744	0.00	0.00
12.	Leroy C. Richie	2,186,068,461.396	35,203,259.438	0.00	0.00
13.	Anthony M. Santomero	2,186,304,583.210	34,967,137.624	0.00	0.00
14.	Minor M. Shaw	2,186,375,953.917	34,895,766.916	0.00	0.00
15.	Alison Taunton-Rigby	2,186,156,052.835	35,115,667.999	0.00	0.00
16.	William F. Truscott	2,186,310,038.954	34,961,681.879	0.00	0.00

68  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

2.	To approve the proposed amendment to the Articles of Incorporation of RiverSource Bond Series, Inc. to increase the maximum number of board members.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
2,162,628,445.133	25,906,313.878	32,736,796.413	165.410

Proposal 3. To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
407,402,255.461	9,506,456.994	11,576,971.971	171,166,444.280

Proposal 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
405,513,882.294	11,494,657.707	11,477,144.425	171,166,444.280

*	All dollars of RiverSource Bond Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  69

Columbia Limited Duration Credit Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6265 L (9/11)

Annual Report
and Prospectus

Columbia Money Market Fund

Annual Report for the Period Ended
July 31, 2011
(Prospectus also enclosed)

Columbia Money Market Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	5

Fund Expense Example	10

Portfolio of Investments	13

Statement of Assets and Liabilities	19

Statement of Operations	21

Statement of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	45

Federal Income Tax Information	47

Board Members and Officers	48

Proxy Voting	56

Results of Meeting of Shareholders	57

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Money Market Fund (the Fund) Class A shares returned 0.01% for the 12 months ended July 31, 2011.

>	The Fund’s annualized simple yield and its annualized compound yield were both 0.01% for the seven-day period ended July 31, 2011. These yields reflect more closely the earnings of the Fund than the total return. Short-term yields may be higher or lower than the figures shown.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2011)

	1 year	3 years	5 years	10 years
Columbia Money Market Fund Class A	+0.01%	+0.28%	+1.82%	+1.75%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Yields will fluctuate. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at July 31, 2011
Since
Without sales charge	1 year	3 years	5 years	10 years	inception*
Class A (inception 10/6/75)	+0.01%	+0.28%	+1.82%	+1.75%	N/A

Class B (inception 3/20/95)	+0.01%	+0.16%	+1.47%	+1.28%	N/A

Class C (inception 6/26/00)	+0.01%	+0.16%	+1.48%	+1.29%	N/A

Class I (inception 3/4/04)	+0.01%	+0.33%	+1.97%	N/A	+2.20%

Class R (inception 8/3/09)	+0.03%	N/A	N/A	N/A	+0.09%

Class R5 (inception 12/11/06)	+0.01%	+0.32%	N/A	N/A	+1.69%

Class W (inception 12/1/06)	+0.01%	+0.26%	N/A	N/A	+1.58%

Class Z (inception 4/30/10)	+0.01%	N/A	N/A	N/A	+0.01%

With sales charge
Class B (inception 3/20/95)	-4.99%	-0.85%	+1.09%	+1.28%	N/A

Class C (inception 6/26/00)	-0.99%	+0.16%	+1.48%	+1.29%	N/A

The “Without sales charge” returns for Class B and Class C shares do not include applicable contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class B and Class C shares include: the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges. See the Fund’s prospectus for details on eligibility.

*	For classes with less than 10 years performance.

4  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Manager Commentary

Effective September 10, 2010, John McColley joined Guy Holbrook as a portfolio manager of Columbia Money Market Fund.

Dear Shareholder,

Columbia Money Market Fund (the Fund) Class A shares returned 0.01% for the annual period ended July 31, 2011. The Fund’s annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended July 31, 2011. (The 7-day yields shown reflect more closely the earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown.) During the fiscal year, the Fund’s Investment Manager voluntarily waived or absorbed expenses of the Fund for the purpose of allowing the Fund to avoid a negative net yield.

Significant performance factors
The annual period ended July 31, 2011 was one wherein Federal Reserve System (the Fed) policy, supply/demand conditions, mixed economic data and exogenous geopolitical events combined to push money market yields lower.

In the first several months of the annual period, the money markets enjoyed relative stability. The Fed remained on hold and its second round of quantitative easing, known as QE2, had just begun in November 2010. Fund managers were getting comfortable with new rules implemented by

PORTFOLIO BREAKDOWN(1) (at July 31, 2011)

Asset-Backed Commercial Paper	26.0%

Asset-Backed Securities — Non-Agency(2)	2.8

Certificates of Deposit	10.8

Commercial Paper	33.0

Repurchase Agreements	0.8

Treasury Note Short-Term	8.3

U.S. Government & Agency Obligations	4.0

U.S. Government-Insured Debt(3)	14.3

(1)	Percentages indicated are based upon total investments. The Fund’s composition is subject to change.

(2)	Category comprised of short-term asset-backed securities.

(3)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  5

Manager Commentary (continued)

the Securities and Exchange Commission (SEC) for money market funds regarding shorter weighted average maturity limits and increased liquidity. As 2010 drew to a close, however, money market rates rallied to near zero as banks began to focus on proposed regulations which eventually will require them to fund their balance sheets beyond three months.

During the second half of the annual period, money market yields remained at all-time lows as a result of increased demand from money market funds for short-term, high quality paper and a concurrent tightening in supply. Such a supply contraction was caused by several factors. First, the Fed’s QE2 purchases removed high quality U.S. Treasury and agency collateral from the repurchase agreement market. Uncertainty surrounding government-sponsored enterprise reform further reduced the available supply of agency discount notes. In April 2011, the Federal Deposit Insurance Corporation (FDIC) increased its fee assessment to U.S. banks. This increase resulted in banks holding more U.S. Treasury securities on their balance sheets which, in turn, further reduced collateral in the repurchase agreement market. Finally, beginning in March 2011, discord in Washington D.C. over the U.S. federal debt ceiling reduced supply in the U.S. Treasury bill market, as the U.S. Treasury Department prepared for a potential halt to issuance on August 2, 2011.

In addition to this lack of supply, economic and geopolitical factors impacted the money markets during the second half of the annual period. During the first quarter of 2011, signs of improvement in the economy and uncertainty driven by the European sovereign debt crisis — along with concerns regarding political unrest in the Middle East and North Africa and natural and man-made disasters in Japan — ultimately combined to push yields at the short-term end of the U.S. Treasury yield curve, or spectrum of maturities, modestly lower. From April through July, economic activity slowed. In turn, U.S. Treasury yields declined further, and on the back of this flight to quality, so, too, did money market yields. At the very end of the annual period, concerns over the U.S.’ debt ceiling and the downgrade of the U.S.’ AAA rating caused yields to rise, as redemptions mounted in money market funds.

The Fed continued throughout the annual period to reinforce similar rhetoric as had been in place for more than two years — that it intended

6  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

to operate in an ultra-low interest rate environment for an “extended period.” Following both its April and June 2011 meetings, the Fed stated that it remained comfortable with increased inflation expectations and softer economic growth and that neither was outside of market expectations given muted reaction to these trends. The Fed decided to continue holding the targeted federal funds rate in a range between zero and 0.25%.

In all, the declining yields experienced over the annual period led to a flatter money market yield curve (i.e., the difference between yields at the short-term end of the money market yield curve, or spectrum of maturities and the longer-term end narrowed). Such a flat money market yield curve afforded little potential for managers to consistently add significant value to a fund’s yield.

That said, with the Fed’s monetary policy on hold, we increased the Fund’s weighted average maturity early in the annual period to maximize the Fund’s exposure to higher yielding longer-dated securities. As such, the Fund was well positioned to benefit from the money market’s declining yields and flattening yield curve. Toward the end of the annual period, we shortened the Fund’s weighted average maturity given the sovereign credit crisis in Europe and the impending debt ceiling crisis in the U.S. Our strategy was to build liquidity in the Fund in the event Congress could not pass a debt ceiling extension.

While another of the goals of the SEC’s money market fund rule changes is to reinforce conservative investment practices across the money market fund industry, the Fund has long maintained an approach to investing that

The annual period ended July 31, 2011 was one wherein Fed policy, supply/demand conditions, mixed economic data and exogenous geopolitical events combined to push money market yields lower.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

prioritizes the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. Throughout most of the annual period, we favored fixed-rate securities with maturities of one to two months, particularly asset-backed commercial paper, in an effort to enhance yield. All securities purchased for the Fund’s portfolio were first-tier securities (i.e., money market instruments in the highest rating category). We reduced the Fund’s holdings in Treasury bills and agency discount notes in favor of overnight and seven-day bank commercial paper to increase yield yet maintain liquidity. Finally, we added one-year agency debt securities with monthly or quarterly calls as we sought to take advantage of the higher volatility and increased yield opportunity of these securities versus non-callable securities in a relatively stable environment. (Callable securities give the issuer the right to redeem the security on a given date or dates prior to maturity. Essentially, an option to call the security is sold by the investor to the issuer, and the investor is compensated with a higher yield.)

The voluntary waiver of expenses by the Investment Manager during the fiscal year significantly impacted the performance of the Fund. This waiver may be terminated at any time.

Changes to the Fund’s portfolio
As mentioned above, we strategically lengthened the Fund’s weighted average maturity early in the annual period, which proved to be the greatest contributor to its performance. We only shortened the Fund’s weighted average maturity toward the very end of the annual period in preparation for any market events that might occur due to the fiscal and debt crises. Also, during the annual period, we increased the Fund’s allocation to commercial paper. Owning overnight and seven-day bank commercial paper versus Treasury bills and agency discount notes positively contributed to the Fund’s performance during the annual period as well.

Our future strategy
At the end of the annual period, we expected that the Fed would maintain its near-zero targeted federal funds rate for most if not all of the forthcoming 12-month period. (Fed Chair Ben Bernanke did not make his statement regarding keeping interest rates low through at least mid-2013 until August 9, 2011.) With that, we currently intend to maintain our

8  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

defensive strategy of a relatively short weighted average maturity and significant levels of liquidity until the headwinds of U.S. budgetary and sovereign credit concerns subside somewhat. On an opportunistic basis, we will look to increase the Fund’s weighted average maturity as we seek to take advantage of any higher rate levels available in the market as a result of the decrease in demand for money market fund-eligible securities. Longer term, we expect to look for opportunities to add exposure within the Fund to floating rate notes (i.e., securities whose interest rate changes based on a market interest rate plus a premium) when we get to a point that we believe the Fed may be close to raising interest rates.

Most importantly, perhaps, we intend to continue pursuing the preservation of shareholder capital. In that pursuit, times of market disruption may cause us to take positions that emphasize safety of principal and liquidity. We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust the portfolio accordingly. We intend to continue to focus on high-quality investments with minimal credit risk while seeking competitive yields.

Guy Holbrook, IV, CFA® Portfolio Manager	John McColley Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  9

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur, depending on the share class, two types of costs: (i) transaction costs, including sales charges (loads); and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until July 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	Feb. 1, 2011	July 31, 2011	the Period(a)	Expense Ratio
Class A

Actual(b)	$1,000	$1,000.00	$0.88	.18%

Hypothetical (5% return before expenses)	$1,000	$1,023.64	$0.89	.18%

Class B

Actual(b)	$1,000	$1,000.00	$0.88	.18%

Hypothetical (5% return before expenses)	$1,000	$1,023.64	$0.89	.18%

Class C

Actual(b)	$1,000	$1,000.00	$0.88	.18%

Hypothetical (5% return before expenses)	$1,000	$1,023.64	$0.89	.18%

Class I

Actual(b)	$1,000	$1,000.00	$0.93	.19%

Hypothetical (5% return before expenses)	$1,000	$1,023.59	$0.94	.19%

Class R

Actual(b)	$1,000	$1,000.10	$0.83	.17%

Hypothetical (5% return before expenses)	$1,000	$1,023.69	$0.84	.17%

Class R5

Actual(b)	$1,000	$1,000.00	$0.93	.19%

Hypothetical (5% return before expenses)	$1,000	$1,023.59	$0.94	.19%

Class W

Actual(b)	$1,000	$1,000.00	$0.88	.18%

Hypothetical (5% return before expenses)	$1,000	$1,023.64	$0.89	.18%

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  11

Fund Expense Example (continued)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	Feb. 1, 2011	July 31, 2011	the Period(a)	Expense Ratio
Class Z

Actual(b)	$1,000	$1,000.00	$0.88	.18%

Hypothetical (5% return before expenses)	$1,000	$1,023.64	$0.89	.18%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended July 31, 2011: +0.00% for Class A, +0.00% for Class B, +0.00% for Class C, +0.00% for Class I, +0.01% for Class R, +0.00% for Class R5, +0.00% for Class W and +0.00% for Class Z.

12  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Money Market Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

	Effective	Par/
Issuer	Yield	Principal	Value

Asset-Backed Commercial Paper 26.6%

Amsterdam Funding Corp.(a)
08/24/11	0.170%	$35,000,000	$34,995,868
Chariot Funding LLC(a)
08/04/11	0.110%	35,000,000	34,999,368
08/22/11	0.140%	35,100,000	35,096,860
Charta LLC
08/01/11	0.100%	15,800,000	15,799,868
FCAR Owner Trust Series I
08/02/11	0.140%	29,600,000	29,599,556
09/15/11	0.180%	11,300,000	11,297,344
Fairway Finance Co. LLC
08/08/11	0.120%	34,100,000	34,098,892
Fairway Finance Co. LLC(a)
09/14/11	0.140%	15,003,000	15,000,316
Falcon Asset Securitization Co. LLC(a)
08/01/11	0.100%	27,000,000	26,999,775
Jupiter Securitization Co. LLC
08/12/11	0.110%	32,000,000	31,998,613
Market Street Funding LLC(a)
08/10/11	0.170%	30,443,000	30,441,326
08/16/11	0.120%	16,000,000	15,999,018
MetLife Short Term Funding LLC(a)
08/01/11	0.130%	24,000,000	23,999,747
08/05/11	0.120%	30,100,000	30,099,298
Old Line Funding LLC(a)
09/20/11	0.150%	38,000,000	37,991,767
Salisbury Receivables Co. LLC
08/23/11	0.130%	20,000,000	19,998,267
Sheffield Receivables Corp.
08/01/11	0.140%	30,000,000	29,999,667
Sheffield Receivables Corp.(a)
09/01/11	0.150%	20,100,000	20,097,236
Sheffield Receivables Corp.(b)
08/10/11	0.160%	33,000,000	32,998,286
Thunder Bay Funding LLC
08/25/11	0.130%	31,087,000	31,084,081
Thunder Bay Funding LLC(a)
09/08/11	0.170%	31,000,000	30,994,144
Windmill Funding Corp.(a)
08/01/11	0.140%	45,000,000	44,999,500

Total Asset-Backed Commercial Paper
(Cost: $618,588,797)			$618,588,797

Commercial Paper 33.7%

Banking 25.5%
ANZ National International Ltd.(b)(c)
08/15/11	0.170%	$52,000,000	$51,995,840
BNP Paribas Finance, Inc.
08/01/11	0.090%	50,000,000	49,999,639
Bank of Nova Scotia(c)
08/01/11	0.030%	85,000,000	84,999,764
Barclays U.S. Funding Corp.
08/01/11	0.040%	85,200,000	85,199,716
Canadian Imperial Holdings, Inc.(c)
08/04/11	0.030%	85,200,000	85,199,526
HSBC U.S.A., Inc.
08/03/11	0.060%	85,300,000	85,299,242
Royal Bank Of Scotland Group PLC(a)(c)
08/09/11	0.200%	54,000,000	53,996,700
Royal Bank Of Scotland Group PLC(b)(c)
08/10/11	0.180%	19,000,000	18,998,897
Westpac Banking Corp.(a)(c)
08/19/11	0.210%	31,000,000	30,996,211

Total			593,385,535

Diversified Manufacturing 3.7%
General Electric Co.
08/02/11	0.020%	85,200,000	85,199,787

Life Insurance 1.3%
Metlife Short Term Funding LLC(a)
09/19/11	0.170%	30,000,000	29,992,775

Pharmaceuticals 1.6%
Sanofi(b)(c)
12/15/11	0.220%	38,000,000	37,967,953

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  13

Portfolio of Investments (continued)

	Effective	Par/
Issuer	Yield	Principal	Value

Commercial Paper (continued)
Retailers 3.6%
Wal-Mart Stores, Inc.
08/08/11	0.152%	$85,000,000	$84,996,647

Total Commercial Paper
(Cost: $784,842,697)			$784,842,697

Certificates of Deposit 11.1%

Bank of Montreal
08/05/11	0.130%	$85,000,000	$85,000,000
Royal Bank Of Canada(c)
08/01/11	0.080%	46,700,000	46,700,000
Toronto Dominion Bank
08/05/11	0.130%	82,000,000	82,000,000
Westpac Banking Corp.(d)
07/03/12	0.280%	45,000,000	45,000,000

Total Certificates of Deposit
(Cost: $258,700,000)			$258,700,000

U.S. Government & Agency Obligations 4.1%

Federal Home Loan Bank
02/02/12	0.160%	$25,000,000	$25,000,000
07/24/12	0.375%	31,000,000	31,000,000
Federal Home Loan Bank(d)
01/19/12	0.170%	15,000,000	15,000,000
01/24/12	0.160%	25,000,000	25,000,000

Total U.S. Government & Agency Obligations
(Cost: $96,000,000)			$96,000,000

U.S. Government-Insured Debt 14.6%

Straight-A Funding LLC(b)(e) U.S. Treasury Government Guaranty
08/03/11	0.150%	$20,000,000	$19,999,600
08/11/11	0.160%	10,000,000	9,999,433
08/12/11	0.130%	27,000,000	26,998,635
08/16/11	0.140%	30,000,000	29,997,875
08/17/11	0.130%	30,800,000	30,797,844
08/18/11	0.130%	13,885,000	13,883,974
08/23/11	0.130%	10,701,000	10,700,073
08/26/11	0.160%	28,000,000	27,996,640
09/01/11	0.160%	33,250,000	33,245,123
09/12/11	0.160%	11,102,000	11,099,829
10/03/11	0.160%	28,000,000	27,991,911
Straight-A Funding LLC(e) U.S. Treasury Government Guaranty
09/06/11	0.120%	61,837,000	61,829,167
10/11/11	0.160%	35,027,000	35,015,636

Total U.S. Government-Insured Debt
(Cost: $339,555,740)			$339,555,740

Repurchase Agreements 0.8%

Barclays Bank PLC dated 07-29-11, matures 08-01-11, repurchase price $18,000,180 (collateralized by: U.S. Treasury Bond total market value $18,000,055)
	1.000%	$18,000,000	$18,000,000

Total Repurchase Agreements
(Cost: $18,000,000)			$18,000,000

Treasury Note Short-Term 8.5%

U.S. Treasury Bills
08/11/11	0.100%	$93,000,000	$92,996,796
08/18/11	0.030%	84,000,000	83,998,575
09/15/11	0.050%	20,000,000	19,998,668

Total Treasury Note Short-Term
(Cost: $196,994,039)			$196,994,039

	Coupon	Principal
Issuer	Rate	Amount	Value

Asset-Backed Securities — Non-Agency 2.9%

Car Loan 2.9%
Enterprise Fleet Financing LLC Series 2011-2 Class A1(a)
07/20/12	0.384%	$23,252,622	$23,252,622
SMART Trust (a) Series 2011-1USA Class A1
03/14/12	0.432%	8,776,970	8,776,970
Series 2011-2USA Class A1
07/14/12	0.365%	10,000,000	10,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Asset-Backed Securities — Non-Agency (continued)

Car Loan (cont.)
Santander Drive Auto Receivables Trust Series 2010-3 Class A1
12/15/11	0.357%	$237,932	$237,907
Series 2011-1 Class A1
05/15/12	0.312%	17,883,078	17,883,078
Westlake Automobile Receivables Trust Series 2011-1A Class A1(a)
05/15/12	0.391%	6,508,638	6,508,638

Total			66,659,215

Total Asset-Backed Securities — Non-Agency
(Cost: $66,659,215)			$66,659,215

Total Investments
(Cost: $2,379,340,488)			$2,379,340,488
Other Assets & Liabilities, Net			(51,827,471)

Net Assets			$2,327,513,017

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $545,238,139 or 23.43% of net assets.

(b)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $384,671,913 or 16.53% of net assets.

(c)	Represents a foreign security. At July 31, 2011, the value of foreign securities represented 17.65% of net assets.

(d)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2011. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(e)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Short-Term Securities
Asset-Backed Commercial Paper	$—	$618,588,797	$—	$618,588,797
Commercial Paper	—	784,842,697	—	784,842,697
Certificates of Deposit	—	258,700,000	—	258,700,000
U.S. Government & Agency Obligations	—	96,000,000	—	96,000,000
U.S. Government-Insured Debt	—	339,555,740	—	339,555,740
Repurchase Agreements	—	18,000,000	—	18,000,000
Treasury Note Short-Term	—	196,994,039	—	196,994,039

Total Short-Term Securities	—	2,312,681,273	—	2,312,681,273

Bonds
Asset-Backed Securities — Non-Agency	—	66,659,215	—	66,659,215

Total Bonds	—	66,659,215	—	66,659,215

Total	$—	$2,379,340,488	$—	$2,379,340,488

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based on the discount or premium at purchase.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value
Securities (identified cost $2,361,340,488)	$2,361,340,488
Repurchase agreements (identified cost $18,000,000)	18,000,000

Total investments (identified cost $2,379,340,488)	2,379,340,488
Cash	506,549
Receivable for:
Capital shares sold	44,068,406
Interest	57,438
Expense reimbursement due from Investment Manager	37,068

Total assets	2,424,009,949

Liabilities
Payable for:
Investments purchased	84,997,521
Capital shares purchased	10,708,724
Dividend distributions to shareholders	15,746
Investment management fees	19,527
Distribution fees	356
Transfer agent fees	356,868
Administration fees	3,333
Other expenses	394,857

Total liabilities	96,496,932

Net assets applicable to outstanding capital stock	$2,327,513,017

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  19

Statement of Assets and Liabilities (continued)

Represented by
Paid-in capital	$2,327,586,115
Excess of distributions over net investment income	(75,468)
Accumulated net realized gain	2,370

Total — representing net assets applicable to outstanding capital stock	$2,327,513,017

Net assets applicable to outstanding shares
Class A	$2,170,619,310
Class B	$18,616,903
Class C	$12,975,388
Class I	$38,467,272
Class R	$29,776
Class R5	$883,792
Class W	$21,133,323
Class Z	$64,787,253
Shares outstanding
Class A	2,170,422,448
Class B	18,616,013
Class C	12,974,607
Class I	38,466,758
Class R	29,773
Class R5	883,741
Class W	21,131,233
Class Z	64,782,072
Net asset value per share
Class A	$1.00
Class B	$1.00
Class C	$1.00
Class I	$1.00
Class R	$1.00
Class R5	$1.00
Class W	$1.00
Class Z	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Interest	$5,183,428

Expenses:
Investment management fees	7,527,378
Distribution fees
Class B	181,782
Transfer agent fees
Class A	6,387,433
Class B	68,258
Class C	22,345
Class R	54
Class R5	140
Class W	84,926
Class Y	1,315
Class Z	141,652
Administration fees	1,289,536
Plan administration fees
Class R	1
Class Y	3,743
Compensation of board members	52,742
Custodian fees	34,369
Printing and postage fees	400,801
Registration fees	217,223
Professional fees	55,485
Other	73,919

Total expenses	16,543,102
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(11,539,424)

Total net expenses	5,003,678

Net investment income	179,750

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$2,371

Net realized gain	2,371

Net realized and unrealized gain	2,371

Net increase in net assets resulting from operations	$182,121

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  21

Statement of Changes in Net Assets

Year ended July 31,	2011	2010
Operations
Net investment income	$179,750	$1,131,009
Net realized gain	2,371	130
Increase in payments by affiliates (Note 5)	—	16,034,529

Net increase in net assets resulting from operations	182,121	17,165,668

Distributions to shareholders from:
Net investment income
Class A	(177,413)	(1,291,295)
Class B	(1,694)	(4,170)
Class C	(658)	(449)
Class I	(2,162)	(6,376)
Class R	(3)	(4)
Class R5	(79)	(11)
Class W	(3,157)	(1,982)
Class Y	(249)	(2,828)
Class Z	(5,055)	(436)

Total distributions to shareholders	(190,470)	(1,307,551)

Decrease in net assets from share transactions	(351,389,406)	(836,237,268)

Total decrease in net assets	(351,397,755)	(820,379,151)
Net assets at beginning of year	2,678,910,772	3,499,289,923

Net assets at end of year	$2,327,513,017	$2,678,910,772

Excess of distributions over net investment income	$(75,468)	$(64,878)

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	2011		2010
Year ended July 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,500,192,693	2,500,394,306	2,739,187,933	2,739,122,416
Conversions from Class B	13,019,118	13,019,118	10,964,428	10,964,428
Distributions reinvested	176,162	176,173	1,315,638	1,315,664
Redemptions	(2,871,553,022)	(2,871,553,023)	(3,516,770,822)	(3,516,770,831)

Net decrease	(358,165,049)	(357,963,426)	(765,302,823)	(765,368,323)

Class B shares
Subscriptions	17,846,700	17,848,652	24,198,866	24,198,867
Distributions reinvested	1,651	1,654	3,959	3,967
Conversions to Class A	(13,019,114)	(13,019,118)	(10,964,426)	(10,964,428)
Redemptions	(20,139,968)	(20,139,967)	(56,019,716)	(56,019,717)

Net decrease	(15,310,731)	(15,308,779)	(42,781,317)	(42,781,311)

Class C shares
Subscriptions	18,853,673	18,854,423	8,622,033	8,624,023
Distributions reinvested	596	599	411	415
Redemptions	(13,789,202)	(13,789,202)	(7,819,610)	(7,819,610)

Net increase	5,065,067	5,065,820	802,834	804,828

Class I shares
Subscriptions	35,729,709	35,731,364	10,529,980	10,587,080
Distributions reinvested	2,221	2,221	7,449	7,449
Redemptions	(24,440,087)	(24,440,087)	(58,154,089)	(58,154,089)

Net increase (decrease)	11,291,843	11,293,498	(47,616,660)	(47,559,560)

Class R shares
Subscriptions	27,279	27,281	2,500	2,499
Redemptions	(6)	(6)	—	—

Net increase	27,273	27,275	2,500	2,499

Class R5 shares
Subscriptions	1,446,392	1,446,466	2,135,461	2,135,434
Distributions reinvested	79	79	7	7
Redemptions	(1,288,358)	(1,288,359)	(1,414,840)	(1,414,840)

Net increase	158,113	158,186	720,628	720,601

Class W shares
Subscriptions	8,256,113	8,258,900	21,549,363	21,572,208
Distributions reinvested	3,233	3,233	1,966	1,966
Redemptions	(21,705,488)	(21,705,488)	(18,445,691)	(18,445,691)

Net increase (decrease)	(13,446,142)	(13,443,355)	3,105,638	3,128,483

Class Y shares
Subscriptions	650,177	650,177	8,608,179	8,592,048
Distributions reinvested	229	229	2,831	2,831
Conversions to Class Z	(25,902,387)	(25,902,387)	—	—
Redemptions	(938,348)	(938,348)	(13,595,360)	(13,595,360)

Net decrease	(26,190,329)	(26,190,329)	(4,984,350)	(5,000,481)

Class Z shares
Subscriptions	75,340,326	75,346,162	34,381,767	34,381,507
Conversions from Class Y	25,902,387	25,902,387	—	—
Distributions reinvested	4,816	4,830	298	336
Redemptions	(56,281,675)	(56,281,675)	(14,565,847)	(14,565,847)

Net increase	44,965,854	44,971,704	19,816,218	19,815,996

Total net decrease	(351,604,101)	(351,389,406)	(836,237,332)	(836,237,268)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  23

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011		2010		2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.008	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.005)		(0.007)	—	—
Increase from payments by affiliate	—		0.005		0.007	—	—

Total from investment operations	0.000	(a)	0.000	(a)	0.008	0.03	0.05

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.03)	(0.05)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.03)	(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.05%	(b)	0.79% (c)	3.52%	4.80%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.68%		0.75%		0.73%	0.65%	0.70%

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.25%		0.61%	0.65% (e)	0.70%

Net investment income	0.01%		0.04%		0.86%	3.45%	4.65%

Supplemental data
Net assets, end of period (in thousands)	$2,170,619		$2,528,588		$3,278,886	$4,728,064	$4,662,136

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011		2010		2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.006)		(0.007)	—	—
Increase from payments by affiliate	—		0.006		0.007	—	—

Total from investment operations	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04

Less distributions to shareholders from:
Net investment income	(.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Total distributions to shareholders	(.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.45% (c)	2.84%	4.11%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	1.43%		1.43%		1.39%	1.30%	1.36%

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.30%		0.93%	1.30% (e)	1.36%

Net investment income (loss)	.00%	(f)	(0.01%	)	0.41%	2.70%	3.98%

Supplemental data
Net assets, end of period (in thousands)	$18,617		$33,927		$76,370	$85,973	$75,692

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  25

Financial Highlights (continued)

	Year ended July 31,
	2011		2010		2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.005)		(0.007)	—	—
Increase from payments by affiliate	—		0.005		0.007	—	—

Total from investment operations	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.46% (c)	2.85%	4.12%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.68%		1.18%		1.39%	1.30%	1.36%

Net expenses after fees waived or expenses reimbursed(d)	0.20%		0.30%		0.96%	1.30% (e)	1.36%

Net investment income (loss)	0.01%		(0.00%	)(f)	0.44%	2.60%	4.00%

Supplemental data
Net assets, end of period (in thousands)	$12,975		$7,910		$7,073	$7,698	$3,601

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011		2010		2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.010	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.006)		(0.007)	—	—
Increase from payments by affiliate	—		0.006		0.007	—	—

Total from investment operations	0.000	(a)	0.000	(a)	0.010	0.04	0.05

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.010)	(0.04)	(0.05)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.010)	(0.04)	(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.96% (c)	3.81%	5.14%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.40%		0.41%		0.43%	0.37%	0.38%

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.29%		0.43%	0.37% (e)	0.38%

Net investment income	0.01%		0.01%		1.02%	3.55%	4.97%

Supplemental data
Net assets, end of period (in thousands)	$38,467		$27,175		$74,517	$86,516	$49,244

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  27

Financial Highlights (continued)

	Year ended July 31,
	2011		2010(g)
Class R(h)
Per share data
Net asset value, beginning of period	$1.00		$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.002
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.001)

Total from investment operations	0.000	(a)	0.001

Less distributions to shareholders from:
Net investment income	(.000	)(a)	(0.001)

Total distributions to shareholders	(.000	)(a)	(0.001)

Net asset value, end of period	$1.00		$1.00

Total return	0.03%		0.14%	(b)

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.67%		0.80%	(i)

Net expenses after fees waived or expenses reimbursed(d)	0.18%		0.07%	(i)

Net investment income	0.02%		0.21%	(i)

Supplemental data
Net assets, end of period (in thousands)	$30		$3

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011		2010		2009	2008	2007(j)
Class R5
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.009	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.002)		(0.007)	—	—
Increase from payments by affiliate	—		0.002		0.007	—	—

Total from investment operations	0.000	(a)	0.000	(a)	0.009	0.04	0.03

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.009)	(0.04)	(0.03)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.009)	(0.04)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.04%	(b)	0.91% (c)	3.75%	3.20%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.42%		0.45%		0.51%	0.41%	0.44%(i	)

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.18%		0.49%	0.41% (e)	0.44%	(i)

Net investment income	0.01%		0.05%		0.90%	3.68%	4.90%	(i)

Supplemental data
Net assets, end of period (in thousands)	$884		$726		$5	$5	$5

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  29

Financial Highlights (continued)

	Year ended July 31,
	2011		2010		2009	2008	2007(k)
Class W
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	0.000	(a)	(0.000	)(a)	0.008	0.04	0.03
Net realized and unrealized gain on investments	0.000	(a)	(0.005)		(0.007)	—	—
Increase from payments by affiliate	—		0.005		0.007	—	—

Total from investment operations	0.000	(a)	(0.000	)(a)	0.008	0.04	0.03

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.04)	(0.03)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.04)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.76% (c)	3.49%	3.13%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.67%		0.68%		0.73%	0.67%	0.65%	(i)

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.30%		0.64%	0.67% (e)	0.65%	(i)

Net investment income (loss)	0.01%		(0.00%	)(f)	0.78%	4.05%	4.46%	(i)

Supplemental data
Net assets, end of period (in thousands)	$21,133		$34,577		$31,351	$38,283	$120,155

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011		2010(l)
Class Z
Per share data
Net asset value, beginning of period	$1.00		$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.000	)(a)
Increase from payments by affiliate	—		0.000

Total from investment operations	0.000	(a)	0.000	(a)

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00

Total return	0.01%		0.00%	(b)(f)

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.67%		0.61%	(i)

Net expenses after fees waived or expenses reimbursed(d)	0.20%		0.26%	(i)

Net investment income	0.01%		0.02%	(i)

Supplemental data
Net assets, end of period (in thousands)	$64,787		$19,816

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  31

Financial Highlights (continued)

Notes to Financial Highlights

(a)	Rounds to less than $0.001.
(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.53% for Class A, 0.59% for Class B and Class I, 0.48% for Class C, 0.19% for Class R5 and 0.50% for Class W. There was no impact to the total return for Class R and Class Z.
(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.74% for Class A and 0.71% for Class B, Class C, Class I, Class R5 and Class W.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.
(e)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 0.63% for Class A, 1.29% for Class B, 1.29% for Class C, 0.36% for Class I, 0.41% for Class R5 and 0.65% for Class W.
(f)	Rounds to less than 0.01%.
(g)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.
(h)	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(i)	Annualized.
(j)	For the period from December 11, 2006 (commencement of operations) to July 31, 2007.
(k)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.
(l)	For the period from April 30, 2010 (commencement of operations) to July 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Money Market Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective September 7, 2010, Class R2 shares were renamed Class R shares.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  33

Notes to Financial Statements (continued)

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Effective September 7, 2010, Class Y shares were converted to Class Z shares.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a

34  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income, including amortization of premium and discount, is recognized daily.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  35

Notes to Financial Statements (continued)

determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The management fee for the year ended July 31, 2011 was 0.31% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.05% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, other expenses paid to this company were $2,451.

36  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R5 and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class. Class I shares do not pay transfer agent fees.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  37

Notes to Financial Statements (continued)

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.28
Class C	0.28
Class R	0.27
Class R5	0.02
Class W	0.27
Class Z	0.27

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, prior to September 7, 2010, the Fund paid an annual fee at a rate of 0.15% of the Fund’s average daily net assets attributable to Class Y shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 0.85%, 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively. For Class B shares, of the 0.85% fee, up to 0.75% is reimbursed for distribution expenses. For the year ended July 31, 2011, the Fund did not pay fees for Class A, Class C, Class R and Class W shares. For the year ended July 31, 2011, the Fund paid fees equal to 0.75% for Class B shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $5,401,000 and $116,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

38  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Sales Charges
CDSCs received by the Distributor for distributing Fund shares were $58,328 for Class B and $8,773 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.62%
Class B	1.27
Class C	1.27
Class I	0.32
Class R	0.77
Class R5	0.37
Class W	0.62
Class Z	0.52

Prior to October 1, 2010, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.65%
Class B	1.31
Class C	1.31
Class I	0.37
Class R	0.92
Class R5	0.42
Class W	0.67
Class Z	0.55

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses,

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  39

Notes to Financial Statements (continued)

transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purpose of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceeded Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain has been decreased by $130 resulting in a net reclassification adjustment to decrease excess of distributions over net investment income by $130.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary income	$190,470	$1,307,551

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$26,534
Undistributed accumulated long-term gain	—
Accumulated realized gain (loss)	—
Unrealized appreciation (depreciation)	(83,886)

At July 31, 2011, the cost of investments for federal income tax purposes was $2,379,340,488.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and

40  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Payments by Affiliates

From August 3, 2009 through June 30, 2010, due to realized losses of the Fund, Ameriprise Financial paid approximately $16.0 million to the Fund. These payments reimbursed the Fund for prior year losses on securities and provided support to the Fund’s $1.00 net asset value per share. These reimbursements were voluntary, could have been discontinued at any time and do not contractually obligate Ameriprise Financial to reimburse future realized or unrealized losses that may occur. This amount is recorded in the Statement of Changes in Net Assets as an increase in payments by affiliates.

Note 6. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements (continued)

$300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because the Fund invests in U.S. government obligations, the value of the Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to

42  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

44  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Money Market Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Money Market Fund (the Fund) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  45

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Money Market Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

46  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	100.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  47

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

48  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  49

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); Former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

50  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  51

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

52  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  53

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

54  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  55

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

56  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Results of Meeting of Shareholders

Columbia Money Market Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1:  To elect directors to the Board.

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	1,540,170,853.500	67,912,375.900	0.000	0.000
02	Edward J. Boudreau, Jr.	1,538,643,140.726	69,440,088.674	0.000	0.000
03	Pamela G. Carlton	1,540,701,426.645	67,381,802.755	0.000	0.000
04	William P. Carmichael	1,538,607,614.059	69,475,615.341	0.000	0.000
05	Patricia M. Flynn	1,539,894,146.442	68,189,082.958	0.000	0.000
06	William A. Hawkins	1,538,986,578.199	69,096,651.201	0.000	0.000
07	R. Glenn Hilliard	1,538,656,476.072	69,426,753.328	0.000	0.000
08	Stephen R. Lewis, Jr.	1,538,921,266.994	69,161,962.406	0.000	0.000
09	John F. Maher	1,539,987,520.583	68,095,708.817	0.000	0.000
10	John J. Nagorniak	1,538,521,489.242	69,561,740.158	0.000	0.000
11	Catherine James Paglia	1,539,332,875.145	68,750,354.255	0.000	0.000
12	Leroy C. Richie	1,538,953,799.523	69,129,429.877	0.000	0.000
13	Anthony M. Santomero	1,538,985,916.043	69,097,313.357	0.000	0.000
14	Minor M. Shaw	1,539,172,340.759	68,910,888.641	0.000	0.000
15	Alison Taunton-Rigby	1,539,074,897.721	69,008,331.679	0.000	0.000
16	William F. Truscott	1,539,312,875.616	68,770,353.784	0.000	0.000

Proposal 2:  To approve a proposed amendment to the Articles of Incorporation.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,499,618,708.811	51,416,649.159	57,047,864.430	7.000

Proposal 3:  To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,369,439,344.783	53,924,325.637	59,974,768.980	124,744,790.000

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  57

Results of Meeting of Shareholders (continued)

Proposal 4:  To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,370,624,235.582	54,826,462.876	57,887,740.942	124,744,790.000

Proposal 5:  To approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Fund’s Board, but without obtaining shareholder approval.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,328,841,476.214	97,848,866.225	56,648,094.961	124,744,792.000

58  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Columbia Money Market Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6320 AJ (9/11)

Annual Report

Columbia
Short-Term Cash Fund

Annual Report for the Period Ended
July 31, 2011

Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the 1933 Act.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expense Example	4

Portfolio of Investments	5

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	25

Federal Income Tax Information	27

Board Members and Officers	28

Proxy Voting	36

Results of Meeting of Shareholders	36

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

PORTFOLIO BREAKDOWN(1) (at July 31, 2011)

Asset-Backed Commercial Paper	30.6%

Asset-Backed Securities-Non-Agency(2)	2.1

Certificates of Deposit	7.3

Commercial Paper	19.1

Repurchase Agreements	2.1

Treasury Note Short-Term	3.1

U.S. Government & Agency Obligations	21.9

U.S. Government-Insured Debt(3)	13.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Category comprised of short-term commercial mortgage-backed securities.
(3)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  3

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs which may include custodian fees and other nonadvisory expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until July 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	Feb. 1, 2011	July 31, 2011	the Period(a)	Expense Ratio
Actual(b)	$1,000	$1,001.00	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000	$1,024.52	$0.00	0.00%

(a)	Expenses are equal to the Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(b)	Based on the actual return of 0.10% for the six months ended July 31, 2011.

4  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Portfolio of Investments
Columbia Short-Term Cash Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Asset-Backed Commercial Paper 30.6%

Amsterdam Funding Corp.(a)
08/05/11	0.130%	$50,000,000	$49,998,750
08/16/11	0.190%	50,000,000	49,995,278
Argento Variable Funding Co. LLC
08/01/11	0.140%	50,000,000	49,999,444
08/09/11	0.300%	41,000,000	40,996,242
08/17/11	0.190%	75,000,000	74,992,500
Bryant Park Funding LLC(a)
08/01/11	0.140%	38,000,000	37,999,578
08/23/11	0.140%	50,000,000	49,995,333
Chariot Funding LLC(a)
08/01/11	0.100%	50,000,000	49,999,583
FCAR Owner Trust Series I
09/07/11	0.210%	40,000,000	39,990,900
09/13/11	0.180%	20,000,000	19,995,500
09/14/11	0.180%	35,000,000	34,991,950
09/15/11	0.180%	30,000,000	29,992,950
Fairway Finance Co. LLC(a)
08/12/11	0.130%	50,013,000	50,010,472
10/12/11	0.160%	34,030,000	34,018,808
Jupiter Securitization Co. LLC
08/15/11	0.110%	75,000,000	74,996,000
Market Street Funding LLC(a)
10/24/11	0.180%	50,000,000	49,978,500
Metlife Short Term Funding LLC(a)
08/31/11	0.140%	40,000,000	39,995,022
09/27/11	0.170%	40,000,000	39,988,856
10/12/11	0.180%	45,000,000	44,983,350
Metlife Short Term Funding LLC(b)
09/13/11	0.190%	25,000,000	24,994,063
Old Line Funding LLC(a)
10/11/11	0.170%	50,397,000	50,379,627
Regency Markets No. 1 LLC
08/17/11	0.140%	50,000,000	49,996,250
Regency Markets No. 1 LLC(b)
08/15/11	0.210%	45,891,000	45,886,513
Salisbury Receivables Co. LLC
08/16/11	0.120%	40,000,000	39,997,544
Salisbury Receivables Co. LLC(b)
08/01/11	0.090%	24,000,000	23,999,813
Sheffield Receivables Corp.
09/13/11	0.150%	40,000,000	39,992,500
09/15/11	0.150%	50,000,000	49,990,208
09/21/11	0.150%	42,000,000	41,990,725
Thames Asset Global Securitization No. 1, Inc.(a)
08/18/11	0.150%	50,000,000	49,995,778
09/19/11	0.190%	50,000,000	49,986,542
Thunder Bay Funding LLC(a)
09/06/11	0.180%	42,025,000	42,017,015
Windmill Funding Corp.(a)
08/25/11	0.160%	50,000,000	49,994,222
08/26/11	0.160%	50,000,000	49,994,000

Total Asset-Backed Commercial Paper
(Cost: $1,472,133,816)			1,472,133,816

Commercial Paper 19.2%

Banking 14.0%
BNP Paribas Finance, Inc.
08/01/11	0.090%	$46,199,666	$46,199,666
Bank Of Nova Scotia(c)
10/19/11	0.170%	49,981,437	49,981,437
Canadian Imperial Bank Of Commerce(c)
08/01/11	0.050%	101,400,000	101,400,000
HSBC U.S.A., Inc.
08/11/11	0.160%	25,000,000	24,998,583
08/23/11	0.140%	25,000,000	24,997,667
09/12/11	0.170%	50,000,000	49,989,611
10/20/11	0.140%	35,000,000	34,988,839
Royal Bank Of Scotland PLC (The)
09/26/11	0.200%	50,000,000	50,000,000
Royal Bank Of Scotland PLC (The)(c)
09/16/11	0.140%	50,000,000	49,990,667
09/20/11	0.140%	50,000,000	49,989,889
State Street Corp.
08/03/11	0.130%	75,000,000	74,998,667
State Street Corp.(b)
09/09/11	0.160%	50,000,000	49,990,889
Westpac Banking Corp.(a)(c)
08/03/11	0.140%	26,020,000	26,019,508

See accompanying Notes to Portfolio of Investments.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  5

Portfolio of Investments (continued)

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Commercial Paper (continued)

Banking (cont.)
Westpac Banking Corp.(d)
07/03/12	0.282%	$38,000,000	$38,000,000

Total			671,545,423

Life Insurance 1.1%
New York Life Capital Corp.
08/22/11	0.090%	30,000,000	29,998,275
10/06/11	0.140%	10,000,000	9,997,356
10/21/11	0.130%	10,500,000	10,496,853

Total			50,492,484

Non-Captive Diversified 3.1%
General Electric Capital Corp.
08/15/11	0.120%	$75,000,000	$74,997,000
09/12/11	0.090%	75,000,000	74,989,000

Total			149,986,000

Pharmaceuticals 1.0%
Roche Holdings, Inc.(b)
08/04/11	0.080%	49,999,375	49,999,375

Total Commercial Paper
(Cost: $922,023,282)			$922,023,282

Certificates of Deposit 7.3%

Citibank NA
08/01/11	0.100%	$125,000,000	$125,000,000
Royal Bank Of Canada(c)
08/01/11	0.080%	125,000,000	125,000,000
Toronto Dominion Bank
08/19/11	0.140%	50,000,000	50,000,000
10/21/11	0.170%	50,000,000	50,000,000

Total Certificates of Deposit
(Cost: $350,000,000)			$350,000,000

U.S. Government & Agency Obligations 21.9%

Federal Home Loan Banks
09/23/11	0.040%	$300,000,000	$299,980,521
Federal Home Loan Banks(e)
09/21/11	0.040%	150,000,000	149,991,167
Federal National Mortgage Association
09/13/11	0.030%	88,790,000	88,786,670
09/21/11	0.040%	50,000,000	49,997,055
Federal National Mortgage Association(e)
Discount Notes
09/07/11	0.060%	113,800,000	113,792,603
U.S. Treasury Bills(e)
09/08/11	0.030%	150,000,000	149,994,150
09/22/11	0.030%	100,000,000	99,995,500
09/29/11	0.020%	100,000,000	99,995,764

Total U.S. Government & Agency Obligations
(Cost: $1,052,533,430)			$1,052,533,430

U.S. Government-Insured Debt 13.8%

Straight-A Funding LLC(a)(f) U.S. Treasury Government Guaranty
08/10/11	0.160%	$39,840,000	$39,837,931
Straight-A Funding LLC(b)(f)
U.S. Treasury Government Guaranty
08/04/11	0.150%	27,035,000	27,034,324
08/05/11	0.150%	28,713,000	28,712,187
08/18/11	0.140%	50,000,000	49,996,042
08/25/11	0.110%	33,807,000	33,804,314
09/01/11	0.160%	50,000,000	49,992,667
09/02/11	0.160%	25,000,000	24,996,222
09/06/11	0.016%	52,000,000	51,991,218
09/07/11	0.160%	50,027,000	50,018,329
09/12/11	0.016%	30,000,000	29,994,133
10/04/11	0.016%	50,000,000	49,985,333
10/07/11	0.160%	50,102,000	50,086,635
Straight-A Funding LLC(f)
U.S. Treasury Government Guaranty
08/24/11	0.100%	50,068,000	50,064,523
10/05/11	0.160%	49,647,000	49,632,216
10/06/11	0.160%	30,000,000	29,990,933
10/07/11	0.160%	50,000,000	49,984,667

Total U.S. Government-Insured Debt
(Cost: $666,121,674)			$666,121,674

See accompanying Notes to Portfolio of Investments.

6  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Repurchase Agreements 2.1%

Barclays Bank PLC dated 07/29/11, matures 08/01/11, repurchase price $100,001,000 (collateralized by U.S. Treasury Note: Total market value $100,000,052)
	2.750%	$100,000,000	$100,000,000

Total Repurchase Agreements
(Cost: $100,000,000)			$100,000,000

Treasury Note Short-Term 3.1%

U.S. Treasury Bills (e)
08/11/11	0.040%	$150,000,000	$149,997,750

Total Treasury Note Short-Term
(Cost: $149,997,750)			$149,997,750

	Coupon	Principal
Issuer	Rate	Amount	Value

Asset-Backed Securities - Non-Agency 2.1%

Car Loan 2.1%
Enterprise Fleet Financing LLC Series 2011-2 Class A1(a)
07/20/12	0.384%	$20,397,037	$20,397,037
SMART Trust (a) Series 2011-1USA Class A1
03/14/12	0.432%	12,726,606	12,726,606
Series 2011-2USA Class A1
07/14/12	0.365%	18,500,000	18,500,000
Santander Drive Auto Receivables Trust Series 2011-1 Class A1
05/15/12	0.312%	35,766,156	35,766,156
Westlake Automobile Receivables Trust Series 2011-1A Class A1(a)
05/15/12	0.391%	14,319,003	14,319,003

Total			101,708,802

Total Asset-Backed Securities - Non-Agency
(Cost: $101,708,802)			$101,708,802

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 12.3%

Asset-Backed Commercial Paper 1.1%
Atlantis One
08/15/11	0.150%	$34,995,479	$34,995,479
Barton Capital Corp.
08/01/11	0.350%	9,999,708	9,999,708
LMA Americas LLC
08/01/11	0.350%	9,999,709	9,999,709

Total			54,994,896

Certificates of Deposit 8.6%
ABM AMRO Bank N.V.
08/29/11	0.220%	9,997,984	9,997,984
Bank of America, National Association
10/03/11	0.350%	15,000,000	15,000,000
Barclays Bank PLC
08/19/11	0.330%	10,000,000	10,000,000
09/13/11	0.310%	5,000,000	5,000,000
09/15/11	0.310%	12,000,000	12,000,000
Clydesdale Bank PLC
10/21/11	0.340%	14,986,978	14,986,978
08/03/11	0.275%	10,000,000	10,000,000
Commerzbank AG
08/30/11	0.180%	12,000,000	12,000,000
Credit Agricole
08/23/11	0.230%	14,991,188	14,991,188
Credit Suisse
10/25/11	0.237%	10,000,000	10,000,000
DZ Bank AG
08/22/11	0.210%	8,000,000	8,000,000
08/25/11	0.200%	10,000,000	10,000,000
Deutsche Bank AG
08/12/11	0.150%	12,000,000	12,000,000
Erste Bank der Oesterreichische
08/08/11	0.240%	15,000,000	15,000,000
08/25/11	0.250%	10,000,000	10,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
08/22/11	0.260%	20,000,000	20,000,000
08/12/11	0.300%	5,000,000	5,000,000
Lloyds Bank PLC
10/14/11	0.260%	20,000,000	20,000,000
N.V. Bank Nederlandse Gemeenten
08/05/11	0.260%	15,000,000	15,000,000
National Bank of Canada
11/18/11	0.227%	12,000,000	12,000,000
10/07/11	0.235%	14,000,000	14,000,000
Nationwide Building Society
08/24/11	0.250%	9,993,615	9,993,615

See accompanying Notes to Portfolio of Investments.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  7

Portfolio of Investments (continued)

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Natixis
10/07/11	0.496%	$20,000,000	$20,000,000
Pohjola Bank PLC
09/28/11	0.300%	8,000,000	8,000,000
Rabobank
01/20/12	0.228%	10,000,000	10,000,000
Skandinaviska Enskilda Banken
08/04/11	0.295%	30,000,000	30,000,000
Societe Generale
09/01/11	0.310%	9,990,451	9,990,451
09/01/11	0.250%	1,000,000	1,000,000
09/23/11	0.411%	15,000,000	15,000,000
Swedbank AB
08/05/11	0.240%	20,000,000	20,000,000
Union Bank of Switzerland
11/14/11	0.221%	15,000,000	15,000,000
08/15/11	0.286%	10,000,000	10,000,000
United Overseas Bank Ltd.
08/26/11	0.300%	10,000,000	10,000,000

Total			413,960,216

Commercial Paper 0.2%
Westpac Securities NZ Ltd.
09/02/11	0.266%	10,000,000	10,000,000

Money Market Fund 0.6%
JPMorgan Prime Money Market Fund, 0.010%(g)		30,000,000	30,000,000

Other Short-Term Obligations 0.3%
The Goldman Sachs Group, Inc.
08/08/11	0.300%	15,000,000	15,000,000

Repurchase Agreements 1.5%
BNP Paribas Securities Corp. (h) dated 07/29/11, matures 08/01/11 repurchase price $43,217,491
	0.200%	43,216,771	43,216,771
Credit Suisse Securities (USA) LLC (h) dated 07/29/11, matures 08/01/11 repurchase price $26,932,681
	0.180%	26,932,277	26,932,277

Total			70,149,048

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $594,104,160)			$594,104,160

Total Investments
(Cost: $5,408,622,914)			$5,408,622,914
Other Assets & Liabilities, Net			(594,610,900)

Net Assets			$4,814,012,014

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $921,130,799 or 19.13% of net assets.

(b)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $641,482,057 or 13.33% of net assets.

(c)	Represents a foreign security. At July 31, 2011, the value of foreign securities represented 8.36% of net assets.

See accompanying Notes to Portfolio of Investments.

8  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(d)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2011.

(e)	At July 31, 2011, security was partially or fully on loan.

(f)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

(g)	The rate shown is the seven-day current annualized yield at July 31, 2011.

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BNP Paribas Securities Corp. (0.200%)
Security Description	Value
Fannie Mae REMICS	$31,737,493
Freddie Mac REMICS	12,343,613

Total Market Value of Collateral Securities	$44,081,106

Credit Suisse Securities (USA) LLC (0.180%)
Security Description	Value
United States Treasury Note/Bond	$27,470,964

Total Market Value of Collateral Securities	$27,470,964

See accompanying Notes to Portfolio of Investments.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  9

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See accompanying Notes to Portfolio of Investments.

10  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Short-Term Securities
Asset-Backed Commercial Paper	$—	$1,472,133,816	$—	$1,472,133,816
Commercial Paper	—	922,023,282	—	922,023,282
Certificates of Deposit	—	350,000,000	—	350,000,000
U.S. Government & Agency Obligations	—	1,052,533,430	—	1,052,533,430
U.S. Government-Insured Debt	—	666,121,674	—	666,121,674
Repurchase Agreements	—	100,000,000	—	100,000,000
Treasury Note Short-Term	—	149,997,750	—	149,997,750

Total Short-Term Securities	—	4,712,809,952	—	4,712,809,952

Bonds
Asset-Backed Securities — Non-Agency	—	101,708,802	—	101,708,802

Total Bonds	—	101,708,802	—	101,708,802

Other
Investments of Cash Collateral Received for Securities on Loan	30,000,000	564,104,160	—	594,104,160

Total Other	30,000,000	564,104,160	—	594,104,160

Total	$30,000,000	$5,378,622,914	$—	$5,408,622,914

The fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

See accompanying Notes to Portfolio of Investments.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  11

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Portfolio of Investments.

12  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value*
Securities (identified cost $4,714,518,754)	$4,714,518,754
Repurchase agreements (identified cost $100,000,000)	100,000,000
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $523,955,112)	523,955,112
Repurchase agreements (identified cost $70,149,048)	70,149,048

Total investments (identified cost $5,408,622,914)	5,408,622,914
Cash	31,781
Receivable for:
Interest	89,458

Total assets	5,408,744,153

Liabilities
Due upon return of securities on loan	594,104,160
Payable for:
Dividend distributions to shareholders	557,660
Other expenses	70,319

Total liabilities	594,732,139

Net assets applicable to outstanding capital stock	$4,814,012,014

Represented by
Paid-in capital	$4,814,019,558
Undistributed net investment income	1,241
Accumulated net realized loss	(8,785)

Total — representing net assets applicable to outstanding capital stock	$4,814,012,014

Shares outstanding	4,814,019,546

Net asset value per share of outstanding capital stock	$1.00

*Value of securities on loan	$591,616,832

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  13

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Interest	$6,596,817
Income from securities lending — net	1,059,164

Total income	7,655,981

Expenses:
Custodian fees	54,330
Shareholder reports and communication	20,861
Professional fees	30,940
Commitment fees for bank credit facility	17,492
Other expenses	112

Total expenses	123,735

Net investment income	7,532,246

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	8,528

Net realized gain	8,528

Net increase in net assets resulting from operations	$7,540,774

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended July 31,	2011	2010
Operations
Net investment income	$7,532,246	$6,728,541
Net realized gain	8,528	4,822

Net increase in net assets resulting from operations	7,540,774	6,733,363

Distributions to shareholders from:
Net investment income	(7,533,616)	(6,726,386)

Total distributions to shareholders	(7,533,616)	(6,726,386)

Increase (decrease) in net assets from share transactions	1,831,339,118	(7,831,326)

Total increase (decrease) in net assets	1,831,346,276	(7,824,349)
Net assets at beginning of year	2,982,665,738	2,990,490,087

Net assets at end of year	$4,814,012,014	$2,982,665,738

Undistributed net investment income	$1,241	$2,611

Year ended July 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	$13,633,182,202	$13,633,182,214	$25,537,736,980	$25,537,736,980
Distributions reinvested	7,751,468	7,751,468	6,588,211	6,588,211
Redemptions	(11,809,594,564)	(11,809,594,564)	(25,552,156,517)	(25,552,156,517)

Total net increase (decrease)	$1,831,339,106	$1,831,339,118	$(7,831,326)	$(7,831,326)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  15

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns are not annualized for periods of less than one year.

	Year ended July 31,
	2011		2010		2009	2008	2007(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)	0.01	0.04	0.04
Net realized and unrealized gain (loss) on investments	—		0.00	(b)	(0.01)	—	—
Increase from payments by affiliate	—		—		0.01	—	—

Total from investment operations	0.00	(b)	0.00		0.01	0.04	0.04

Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.04)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.26%		0.25%		0.92% (c)	4.07%	4.66%

Ratios to average net assets
Total expenses	0.00%	(e)	0.00%	(e)	0.01%	0.01%	0.01%	(d)

Net investment income	0.21%		0.23%		1.02%	3.93%	5.37%	(d)

Supplemental data
Net assets, end of period (in thousands)	$4,814,012		$2,982,666		$2,990,490	$3,219,921	$3,228,843

Notes to Financial Highlights

(a)	For the period from September 26, 2006 (commencement of operations) to July 31, 2007.
(b)	Rounds to less than $0.01.
(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 1.14%.
(d)	Annualized.
(e)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

Note 1. Organization

Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Short Term Investments Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the Securities Act of 1933 (as amended).

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  17

Notes to Financial Statements (continued)

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income, including amortization of premium and discount, is recognized daily.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s

18  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management
Under the Investment Management Services Agreement, subject to the policies set by the Board, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), provides investment management services. The Fund does not pay a management fee for managing its assets, but it does pay taxes, brokerage commissions and nonadvisory expenses.

Compensation of Board Members
The Fund does not pay compensation to the Board members. Compensation and certain other core expenses are paid directly by other funds managed by the Investment Manager that invest in this Fund.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary income	$7,533,616	$6,726,386

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$558,901
Undistributed accumulated long-term gain	—
Accumulated realized loss	(8,785)
Unrealized appreciation (depreciation)	—

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  19

Notes to Financial Statements (continued)

At July 31, 2011, the cost of investments for federal income tax purposes was $5,408,622,914.

The following capital loss carryforward, determined at July 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$8,785

For the year ended July 31, 2011, $8,528 of capital loss carryforward was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2011, securities valued at $591,616,832 were on loan and by cash collateral of $594,104,160 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also

20  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 6. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s outstanding shares.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  21

Notes to Financial Statements (continued)

Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because the Fund invests in U.S. government obligations, the value of the Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to

22  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  23

Notes to Financial Statements (continued)

to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Short-Term Cash Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short-Term Cash Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  25

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Short-Term Cash Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

26  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	14.77%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  27

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

28  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  29

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); Former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

30  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  31

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

32  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  33

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

34  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  35

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

Columbia Short-Term Cash Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1: To elect directors to the Board.

		Dollars	Dollars		Broker
		Voted “For”	Voted “Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	3,020,187,756.530	0.000	0.000	0.000
02	Edward J. Boudreau, Jr.	3,020,187,756.530	0.000	0.000	0.000
03	Pamela G. Carlton	3,020,187,756.530	0.000	0.000	0.000
04	William P. Carmichael	3,020,187,756.530	0.000	0.000	0.000
05	Patricia M. Flynn	3,020,187,756.530	0.000	0.000	0.000
06	William A. Hawkins	3,020,187,756.530	0.000	0.000	0.000
07	R. Glenn Hilliard	3,020,187,756.530	0.000	0.000	0.000
08	Stephen R. Lewis, Jr.	3,020,187,756.530	0.000	0.000	0.000
09	John F. Maher	3,020,187,756.530	0.000	0.000	0.000
10	John J. Nagorniak	3,020,187,756.530	0.000	0.000	0.000
11	Catherine James Paglia	3,020,187,756.530	0.000	0.000	0.000
12	Leroy C. Richie	3,020,187,756.530	0.000	0.000	0.000
13	Anthony M. Santomero	3,020,187,756.530	0.000	0.000	0.000
14	Minor M. Shaw	3,020,187,756.530	0.000	0.000	0.000
15	Alison Taunton-Rigby	3,020,187,756.530	0.000	0.000	0.000
16	William F. Truscott	3,020,187,756.530	0.000	0.000	0.000

36  COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT

Proposal 2: To approve a proposed amendment to the Articles of Incorporation.

Dollars	Dollars		Broker
Voted “For”	Voted “Against”	Abstentions	Non-Votes
3,020,187,756.530	0.000	0.000	0.000

Proposal 3: To approve a proposed Agreement and Plan of Redomiciling.

Dollars	Dollars		Broker
Voted “For”	Voted “Against”	Abstentions	Non-Votes
3,020,187,756.530	0.000	0.000	0.000

Proposal 4: To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars	Dollars		Broker
Voted “For”	Voted “Against”	Abstentions	Non-Votes
3,020,187,756.530	0.000	0.000	0.000

S-6283 G (9/11)

COLUMBIA SHORT-TERM CASH FUND — 2011 ANNUAL REPORT  37

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing. The comparative information for fiscal year ended July 31, 2010 includes fees paid by seven series that were re-domiciled into the registrant on March 7, 2011.
(a)	Audit Fees. The fees for the years ended July 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2011: $191,769	2010: $191,769
(b)	Audit-Related Fees. The fees for the years ended July 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2011: $12,732	2010: $19,467
The fees for the years ended July 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review were as follows:

2011: $156,000	2010: $0
(c)	Tax Fees. The fees for the years ended July 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2011: $28,070	2010: $23,010
The fees for the years ended July 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $124,620	2010: $60,000
(d)	All Other Fees. The fees for the years ended July 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2011: $0	2010: $0
The fees for the years ended July 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2011: $0	2010: $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended July 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $2,063,814	2010: $2,153,438
(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Columbia Funds Series Trust II

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date September 26, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date September 26, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date September 26, 2011